UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03373

Westcore Trust

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Paul F. Leone, Secretary

Westcore Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:     December 31

Date of reporting period:  January 1, 2011 - December 31, 2011

Item 1.  Reports to Stockholders.

Westcore Funds
Denver Investments

2011 ANNUAL REPORT

DECEMBER 31, 2011

Fund	TICKER SYMBOLS Retail Class	Institutional Class
WESTCORE EQUITY FUNDS		
Westcore Growth Fund	WTEIX	WILGX
Westcore MIDCO Growth Fund	WTMGX	WIMGX
Westcore Select Fund	WTSLX	–
Westcore Blue Chip Fund	WTMVX	WIMVX
Westcore Mid-Cap Value Fund	WTMCX	–
Westcore Small-Cap Opportunity Fund	WTSCX	WISCX
Westcore Small-Cap Value Fund	WTSVX	WISVX
Westcore Micro-Cap Opportunity Fund	WTMIX	–
Westcore International Small-Cap Fund *(formerly the Westcore International Frontier Fund)*	WTIFX	–
WESTCORE BOND FUNDS		
Westcore Flexible Income Fund	WTLTX	WILTX
Westcore Plus Bond Fund	WTIBX	WIIBX
Westcore Colorado Tax-Exempt Fund	WTCOX	–

Westcore Funds are managed by Denver Investments

INTENTIONALLY LEFT BLANK

DEAR FELLOW SHAREHOLDER:

The year 2011 was a volatile year for stocks. It is true that for the year stocks basically provided zero returns; but from May to October, they were down more than 20% which is one definition of a bear market. On the other hand, long and intermediate maturity bonds had a terrific year. Study the table below and compare long-term returns for stocks and bonds with their 2011 returns.

	Compound Annual Return	Annual Return
	1926 – 2011	2011
Large-Cap Stocks	9.8%	2.1%
Small-Cap Stocks	11.9	-3.2
Long-Term Corporate Bonds	6.1	17.9
Long-Term Government Bonds	5.7	28.2
Intermediate Government Bonds	5.4	9.4
90-Day U.S. Treasury Bills	3.6	0.0

*Source: Ibbotson SBBI

The Westcore bond funds each had a very good year, and they outperformed each of our nine equity funds. Details are available in the individual fund report.

Many investors appear to be frustrated with stocks given their poor returns in 2011 and over the last ten years. Additionally, the terrible bear market of 2008 and the incredible price volatility of stocks caused many investors to reduce or eliminate stocks in their portfolios. In our opinion, however, stocks are currently inexpensive based on fundamental factors such as price-to-earnings ratios; and bonds are probably expensive because their yields are close to 50-year lows. The U.S. economy appears to be improving slowly, but steadily and Europe seems to be making progress in dealing with its fiscal problems.

It is impossible to know exactly what the markets will bring in the future, but looking at the table above, it is apparent that 2011 was an unusual year because of such strong bond returns. We think there is a low probability bonds will do as well in 2012.

In our experience, successful investors typically have a long-term investment plan, stick to it and maintain a diversified portfolio. This long-term plan includes periodic review, but generally remains consistent even in the face of unusual markets. Importantly, it also usually includes a diversified portfolio of equities, fixed income and short-term investments to attempt to moderate risk.

The Westcore family’s twelve funds are thoughtfully managed with well-defined investment philosophies and focus. They provide exposure to many specific asset classes and can fill important positions in a long-term investment plan. We encourage you to read the portfolio managers’ commentaries about each fund to have a more detailed understanding.

At the end of March 2011, we successfully completed the reorganization of the Blue Chip Value Fund into the Westcore Blue Chip Fund, and we wish to welcome our new shareholders.

Thank you for your continued investment and for the confidence you have placed in us. As always, we will be working diligently on your behalf.

 CFA is a trademark owned by the CFA Institute.

The Shareholder Letter and the Manager Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Ongoing market volatility may subject fund performance to substantial short-term changes.

      Fund Strategy

Investing primarily in equity securities of large companies with growth potential.

      Fund Management

Ross G. Moscatelli, CFA Portfolio Manager
Craig W. Juran, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

      Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc

Please see pages 28 and 29 for index definitions.

      Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTEIX)	-0.64%	16.91%	1.36%	2.83%	8.04%	6/1/1988
Institutional Class (WILGX)	-0.48	17.11	1.47	2.88	8.06	9/28/2007
Russell 1000® Growth Index	2.63	18.02	2.50	2.60	8.89
Lipper Large-Cap Growth Index	-2.90	15.68	0.85	1.43	7.88

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.08%, Net: 1.08%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 2.13%, Net: 0.94%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk

The Adviser and Administrators have contractually agreed to waive the investment advisory and/ or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/ or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/ reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Adviser and Administrators are not contractually bound to continue these waivers/ reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Craig W. Juran is a registered representative of ALPS Distributors, Inc.

      Manager Commentary
  In 2011, we experienced the European debt crisis, the Japanese earthquake and tsunami, the Arab Spring, the U.S. debt downgrade, a stalemate in Congress, and a slowdown in China’s economic growth rate. With so much risk in the headlines, equity markets exhibited unprecedented volatility. Given this persistent volatility, many global indices outside the U.S. were down 10 to 20%. The U.S. market was much more resilient and finished basically flat for the year as many investors apparently viewed the U.S. as the best house on a bad global block.

  The Westcore Growth Fund underperformed its benchmark, the Russell 1000®Growth Index, for 2011 as volatility led investors to favor more defensive companies and avoid those that are more dependent on cyclical or global growth.

  Holdings in the consumer discretionary, industrials and health care sectors produced the Fund’s strongest returns relative to its benchmark. Among the Fund’s best performing holdings were Apple Inc., Humana Inc. and CBS Corp. Although a sell-off of Apple’s shares followed the death of legendary CEO Steve Jobs in early October, its stock price recovered as investors realized that its strong product lineup remained, its valuation was tepid and that replacement CEO, Tim Cook, has strong leadership capabilities. As distribution of media content continued branching to various platforms (tablets, smart phones, computers, TVs, etc.), consumer discretionary holding CBS Corp. performed well through its expansion of distribution agreements. Within the health care sector, investors recognized Humana’s strong fundamentals and relative returns, as angst surrounding the Obama administration’s new health care initiatives faded during the year.

  The energy, materials and information technology sectors delivered the Fund’s weakest results relative to the benchmark as these sectors were very dependent on global economic activity. Within the energy and materials sectors, day-to-day uncertainty at the global level created enormous volatility in commodity prices and ultimately equity prices for oilfield services company Schlumberger Ltd. and specialty chemical manufacturer Celanese Corp. In the information technology sector NetApp Inc., a leader in data storage, suffered due to a global slowdown in data-related storage spending along with a poorly timed acquisition.

  Memories of the 2008 financial meltdown are still vivid and seem to keep haunting us with the uncertainty surrounding the debt problems in Europe. Although numerous issues warrant concern, current sentiment towards equities is, in our opinion, too pessimistic. We believe there are many positive signs on the horizon. In the last six months central banks have added tremendous liquidity to economies around the world. Additionally, in our view, current valuations appear reasonable, leading economic indicators have been improving and inflation is starting to decline. Given this, we believe the prospects for equities, especially large-cap growth equities, relative to other asset classes look compelling for longer term investors.

  Although market turbulence may continue, we will remain focused on identifying companies that have dominant franchises, exciting products, proprietary technology, unique distribution channels and defensible business models that we believe will survive and thrive over time.

  Thank you for your continued investment in the Fund and for your confidence in our team.

      Stock Performance

(for the year ended 12/31/11)
	Average	Contribution
5 Highest	Weight	to Return
Apple Inc.	7.76%	1.54%
Humana Inc.	1.35	0.66
Alexion Pharmaceuticals
Inc.	0.68	0.61
CBS Corp.	1.40	0.59
Starbucks Corp.	1.26	0.51

5 Lowest
Cisco Systems Inc.	0.27%	-0.51%
Apache Corp.	0.38	-0.54
Celanese Corp.	0.47	-0.56
NetApp Inc.	1.40	-0.59
Schlumberger Ltd.	2.32	-0.84

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/11)
Apple Inc.		8.9%
Google Inc.		3.8
QUALCOMM Inc.		3.4
Oracle Corp.		2.3
Caterpillar Inc.		2.2
American Tower Corp.		2.2
Whole Foods Market Inc.		2.1
Allergan Inc.		2.1
Las Vegas Sands Corp.		2.1
Altera Corp.		2.1
Total (% of Net Assets)		31.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds
	Rating™	in Large Growth
	as of 12/31/11	Category
Overall	«««	1,478
3 Year	««««	1,478
5 Year	«««	1,279
10 Year	«««	804

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/11)
	Westcore	Russell 1000®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$67.1	$94.9
Price/Earnings (1 year trailing)	18.2x	15.7x
EPS Growth (3 year historical)	18.3%	13.0%
Beta	1.1	1.0
Number of Holdings	55	588
Portfolio Turnover Rate	130%	—

Please see page 30 for definition of terms.

      Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

      Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy
Investing in a diversified portfolio of equity securities of primarily medium-sized companies with growth potential.

Fund Management
William S. Chester, CFA Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager
Mitch S. Begun, CFA Portfolio Manager	Jeffrey J. Loehr, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager	F. Wiley Reed, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMGX)	-7.20%	20.96%	1.66%	5.20%	10.06%	8/1/1986
Institutional Class (WIMGX)	-7.17	21.04	1.74	5.25	10.08	9/28/2007
Russell Midcap® Growth Index	-1.65	22.05	2.44	5.29	9.55
Lipper Mid-Cap Growth Index	-5.30	19.29	2.89	4.48	8.89

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.05%, Net: 1.05%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.98%, Net: 0.93%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Adviser and Administrators have contractually agreed to waive the investment advisory and/ or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/ or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/ reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Adviser and Administrators are not contractually bound to continue these waivers/ reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Manager Commentary
  Global macroeconomic fears dominated investor sentiment during 2011, resulting in highly volatile equity markets. In the fourth quarter, equity markets rebounded as perceived risk from the debt crisis in Europe partially subsided and U.S. economic data proved better than expected.

  The Westcore MIDCO Growth Fund underperformed its benchmark, the Russell Midcap®Growth Index, for 2011. The Fund’s underperformance during the year resulted from a few holdings suffering from company-specific execution issues and a broad number of fundamentally sound holdings being punished, unjustly in our view. Appropriately, we added to positions where we saw solid long-term growth prospects and sold those with fundamentals that disappointed us.

  The two sectors where Fund performance in 2011 was strongest relative to the benchmark were consumer staples and industrials. Within the consumer staples sector, the Fund’s best performing stock was Herbalife Ltd., a global health and wellness company. Herbalife drove strong performance for the year as the company’s healthy and affordable daily food replacement options continued to gain widespread traction worldwide. Within the industrials sector, none of the Fund’s holdings were standout performers, but overall they did outperform those of the benchmark.

  The Fund’s three largest detractors from performance relative to the benchmark in the year were information technology, financials, and health care. The Fund’s largest detractor within the information technology sector was Rovi Corp., a digital media technology provider. Rovi underperformed after lowering guidance for the year based on a faster decay of its legacy ACP (analog copy protection) and DVD copy businesses. We still however, like the company’s opportunities in its Total Guide cable search platform and metadata information supplier for video providers. None of the Fund’s financial sector holdings were among its poorest performers in the year; however, overall they did underperform the benchmark. The Fund’s largest detractor in the health care sector was St. Jude Medical Inc., a leading cardiovascular device manufacturer. St. Jude underperformed in 2011 due to concerns over market share erosion in the implantable cardiac defibrillator division. We believe the company possesses a solid pipeline of new product opportunities which should allow for accelerating organic growth over the coming years.

  At the end of 2011, the Fund’s primary overweight positions were in the information technology and health care sectors and its largest underweight positions were in the consumer staples and financials sectors.

  The global growth outlook is mixed. While the U.S. outlook appears to be improving, there are concerns over a slowdown in China and a recession in Europe. We’ve positioned the Fund with a focus on long-term growth companies that we believe have attractive valuations and can outperform despite slowing growth outside the U.S. Our underweight positions currently include sectors that are dependent on global cyclical forces.

  As always, we thank you for your continued investment.

Stock Performance
(for the year ended 12/31/11)
	Average	Contribution
5 Highest	Weight	to Return
TJX Companies Inc.	2.25%	0.82%
Herbalife Ltd.	1.60	0.64
Ross Stores Inc.	1.29	0.59
KLA-Tencor Corp.	0.70	0.56
Teradata Corp.	0.96	0.50

5 Lowest
NetApp Inc.	0.55%	-0.74%
HCA Holdings Inc.	0.77	-0.76
United Therapeutics Corp.	1.20	-0.78
St. Jude Medical Inc.	1.32	-0.84
Rovi Corp.	0.94	-1.20

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/11)
Varian Medical Systems Inc.		3.3%
Endo Pharmaceuticals Holdings Inc.		2.5
MEDNAX Inc.		2.5
TJX Companies Inc.		2.5
Ryder System Inc.		2.4
Signet Jewelers Ltd.		2.3
Apollo Group Inc.		2.1
VeriSign Inc.		2.0
Citrix Systems Inc.		2.0
KLA-Tencor Corp.		2.0
Total (% of Net Assets)		23.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Growth
	as of 12/31/11	Category
Overall	«««	659
3 Year	«««	659
5 Year	«««	596
10 Year	«««	411

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/11)
	Westcore MIDCO	Russell Midcap®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$6.1	$7.8
Price/Earnings (1 year trailing)	16.4x	17.9x
EPS Growth (3 year historical)	9.0%	8.9%
Beta	1.1	1.0
Number of Holdings	70	466
Portfolio Turnover Rate	113%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

     Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy
Investing primarily in the common stock of a limited number of medium-sized companies selected for their growth potential.

Fund Management
William S. Chester, CFA Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager
Mitch S. Begun, CFA Portfolio Manager	Jeffrey J. Loehr, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager	F. Wiley Reed, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSLX)	-10.61%	18.08%	4.49%	5.61%	12.10%	10/1/1999
Russell Midcap® Growth Index	-1.65	22.05	2.44	5.29	4.15
Lipper Mid-Cap Growth Index	-5.30	19.29	2.89	4.48	3.47

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.08%, Net: 1.08%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Adviser and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Westcore Select Fund is a non-diversified fund and investing in non-diversified funds generally will be more volatile and a loss of principal could be greater than investing in more diversified funds.

Wescore Select Fund may participate in the Initial Public Offering (IPO) market and a significant portion of the Fund’s since inception return has been attributable to its investments in IPOs. There is no guarantee that as the Fund’s assets grow it will continue to experience substantially similar performance by investing in IPOs.

Manager Commentary
  Global macroeconomic fears dominated investor sentiment during 2011 resulting in highly volatile equity markets. In the fourth quarter equity markets rebounded as perceived risk from the debt crisis in Europe partially subsided and U.S. economic data proved better than expected.

  The Westcore Select Fund underperformed its benchmark, the Russell Midcap®Growth Index, for 2011. The Fund’s underperformance during the year resulted from a few holdings suffering from company-specific execution issues and a broad number of fundamentally sound holdings being punished, unjustly in our view. Appropriately, we added to positions where we saw solid long-term growth prospects and sold those with fundamentals that disappointed us.

  The three sectors where Fund performance in 2011 was strongest relative to the benchmark were consumer staples, materials, and telecommunication services. Within the consumer staples sector, the Fund’s best performing stock was Herbalife Ltd., a global health and wellness company. Herbalife drove strong performance for the year as the company’s healthy and affordable daily food replacement options continued to gain widespread traction worldwide. Within the materials sector, none of the Fund’s holdings were standout performers, but overall they did outperform those of the benchmark. The Fund’s underweight in the telecommunication services sector aided performance in the quarter as the sector produced low returns.

  The sectors that detracted most from the Fund’s performance relative to the benchmark in the year were industrials, healthcare, and information technology. The Fund’s largest detractor within the industrials sector was Owens Corning, a manufacturer of building products including roofing, insulation and composite materials. Owens Corning lagged as the sustainability of its profit margins came into question given the economic weakness outside of the U.S. and we therefore sold the position. Health care sector holding, United Therapeutics Corp., was the Fund’s largest detractor. This biotechnology company reported disappointing clinical results for its oral version of Remodulin, a medication used to treat pulmonary arterial hypertension. We subsequently exited the position. None of the Fund’s information technology sector holdings were among its poorest performers for the year, but overall they underperformed the benchmark.

  As of the end of 2011, the Fund’s primary overweight positions were in the consumer discretionary, information technology, and health care sectors and its primary underweight positions were in the industrials, materials, and energy sectors.

  The global growth outlook is mixed. While the U.S. outlook appears to be improving, there are concerns over a slowdown in China and a recession in Europe. We’ve positioned the Fund with a focus on long-term growth companies that we believe have attractive valuations and can outperform despite slowing growth outside the U.S. Our underweight positions currently include sectors that are dependent on global cyclical forces.

  As always, we thank you for your continued investment.

Stock Performance
(for the year ended 12/31/11)
	Average	Contribution
5 Highest	Weight	to Return
TJX Companies Inc.	4.84%	1.68%
Herbalife Ltd.	3.13	1.19
Deckers Outdoor Corp.	0.99	0.93
Teradata Corp.	1.09	0.69
Coventry Health Care Inc.	4.38	0.68

5 Lowest
SPX Corp.	3.23%	-1.19%
Owens Corning	1.01	-1.21
St. Jude Medical Inc.	2.30	-1.37
HCA Holdings Inc.	0.94	-1.43
United Therapeutics Corp.	2.31	-1.67

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/11)
TJX Companies Inc.		6.9%
Varian Medical Systems Inc.		6.2
Ryder System Inc.		5.2
Endo Pharmaceuticals Holdings Inc.		5.0
Maxim Integrated Products Inc.		4.8
Kohl's Corp.		4.7
Citrix Systems Inc.		4.3
Take-Two Interactive Software Inc.		4.2
Comerica Inc.		4.2
Apollo Group Inc.		4.1
Total (% of Net Assets)		49.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

	Morningstar	of Funds in
	Rating™	Mid-Cap Growth
	as of 12/31/11	Category
Overall	««««	659
3 Year	««	659
5 Year	««««	596
10 Year	««««	411

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/11)
	Westcore	Russell Midcap®
	Select Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$7.5	$7.8
Price/Earnings (1 year trailing)	14.8x	17.9x
EPS Growth (3 year historical)	9.0%	8.9%
Beta	1.1	1.0
Number of Holdings	26	466
Portfolio Turnover Rate	155%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

    Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy
Investing in large, well-established companies whose stocks appear to be undervalued.

Fund Management
Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMVX)	5.19%	12.42%	-1.35%	2.43%	8.07%	6/1/1988
Institutional Class (WIMVX)	5.34	12.56	-1.22	2.50	8.10	9/28/2007
S&P 500® Index	2.11	14.11	-0.25	2.92	9.07
Lipper Large-Cap Core Index	0.09	13.09	-0.60	2.16	8.24

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.28%, Net: 1.15%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.11%, Net: 1.05%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Adviser and Administrators have contractually agreed to waive the investment advisory and/ or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/ or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/ reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Adviser and Administrators are not contractually bound to continue these waivers/ reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary
  Westcore Blue Chip Fund outperformed its benchmark index, the S&P 500® Index during 2011. Market volatility was high throughout 2011 as investors struggled with uncertainties domestically and globally. Domestically, there was frustration with the political process and rhetoric as well as eleventh-hour decisions by Congress. Globally, news seemed centered on the viability of the Euro market as Greece, Italy and others teetered on the edge of insolvency.

  The Fund’s strongest contributing sectors relative to the benchmark were interest rate sensitive, consumer cyclicals and technology. While no individual stock in the interest rate sensitive sector was among the Fund’s top performers, the portfolio’s more defensive posture generally saw a shift from large banks and brokers to more property casualty insurers. Within consumer cyclicals, apparel manufacturer VF Corp. posted strong results as its strategic initiatives drove market share gains across its brands. During 2011 the company announced the acquisition of Timberland Company (primarily a manufacturer of outdoor footwear) at an attractive price and the stock price reacted favorably. Within technology, International Business Machines Corp. (IBM) continued to shift its business to incorporate more software/services and enterprise IT. Although expectations for future cash flow remain low, we believe IBM will be able to realize cash flow growth from shrewd cost containment and modest revenue growth.

  The main drag on performance relative to the benchmark came from the commercial services, REITs and utilities sectors. Xerox Corp. reported disappointing results during the year due to supply chain disruptions resulting from the Japanese earthquake. We believe the situation is normalizing and are optimistic about the company’s ability to improve cash flows. Within REITs, we owned Host Hotels and Resorts Inc. for a portion of the year.
  Unfortunately, concerns over economic slowing and general financial volatility resulted in poor stock performance and we sold the stock. While no specific utility holding was among the Fund’s weaker performers during the year, the Fund’s holdings included more unregulated utilities. These utilities are less defensive and generally benefit from an environment of increasing power prices. We believe these companies should do well over the longer term. However, until there is an increase in natural gas prices, investors may continue to focus on more defensive, steady performers within the sector.

  As we look toward 2012, we believe investors continue to face issues remaining from 2011. Questions of credibility surrounding our political structure; the Euro structure; and the Federal Reserve’s monetary policy along with erratic actions associated with proposed solutions have contributed to the elevated market volatility. We do not believe the U.S. economy can continue to grow if other areas of the world, particularly Europe, slip into recession.

  On the bright side, the U.S. economy appears to have weathered the turbulence of 2011, growing at a moderate pace. Trends in unemployment claims and job creation are more encouraging, and the housing market also shows signs of life. While corporate profits have come under increased pressure, we continue to look for companies with good fundamentals to weather this environment and appreciate the opportunity to work on behalf of our shareholders.

Stock Performance
(for the year ended 12/31/11)
	Average	Contribution
5 Highest	Weight	to Return
Marathon Oil Corp.	2.31%	1.05%
International Business
Machines Corp.	3.80	0.85
VF Corp.	1.67	0.81
Pfizer Inc.	2.40	0.69
Macy's Inc.	1.81	0.46

5 Lowest
Xerox Corp.	0.63%	-0.34%
Goldman Sachs Group Inc.	0.80	-0.37
Host Hotels & Resorts Inc.	0.33	-0.43
Freeport-McMoRan
Copper & Gold Inc.	1.05	-0.64
SunTrust Banks Inc.	1.29	-0.90

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/11)
International Business Machines Corp.		3.9%
Wal-Mart Stores Inc.		3.5
ACE Ltd.		3.3
Microsoft Corp.		3.2
Union Pacific Corp.		3.1
Occidental Petroleum Corp.		3.1
Pfizer Inc.		2.8
Unilever N.V.		2.6
Activision Blizzard Inc.		2.6
Amgen Inc.		2.5
Total (% of Net Assets)		30.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Large Blend
	as of 12/31/11	Category
Overall	«««	1,580
3 Year	«««	1,580
5 Year	«««	1,376
10 Year	«««	817

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/11)
	Westcore	S&P 500®
	Blue Chip Fund	Index
Weighted Average Market Capitalization ($ Bil)	$60.0	$92.9
Price/Cash Flow (1 year trailing)	9.3x	10.2x
Price/Book Value	2.9x	3.1x
Price/Earnings (1 year trailing)	13.3x	13.2x
Beta	0.9	1.0
Number of Holdings	55	500
Portfolio Turnover Rate	37%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

      Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy
Investing in medium-sized companies whose stocks appear to be undervalued.

Fund Management
Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager
CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMCX)	-0.02%	16.61%	-1.47%	5.03%	7.78%	10/1/1998
Russell Midcap® Value Index	-1.38	18.19	0.04	7.67	8.36
Lipper Mid-Cap Value Index	-4.51	17.52	0.28	6.11	7.83

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.27%, Net: 1.25%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Adviser and Administrators have contractually agreed to waive the investment advisory and/ or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.25% for the Fund’s Retail Class for such period. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

      Manager Commentary
  The Westcore Mid-Cap Value Fund outperformed its benchmark, the Russell Midcap® Value Index, during 2011. Market volatility was high throughout 2011 as investors struggled with uncertainties domestically and globally. Domestically, there was frustration with the political process and rhetoric as well as eleventh-hour decisions by Congress. Globally, news seemed centered on the viability of the Euro market as Greece, Italy and others teetered on the edge of insolvency.

  The Fund’s strongest contributing sectors relative to the benchmark were consumer cyclical, interest rate sensitive and commercial services. Within consumer cyclical, apparel manufacturer VF Corp. posted strong results as its strategic initiatives drove market share gains across its brands. During 2011 the company announced the acquisition of Timberland Company (primarily a manufacturer of outdoor footwear) at an attractive price and the stock price reacted favorably. Although Digital Realty Trust Inc. is not in a sector that outperformed relative to the benchmark, it was one of the Fund’s top performing holdings during the year. It is the leading real estate provider for data centers. The company continues to manage its capital well with selective acquisitions, developments and redevelopments, as well as increasing the dividends paid to its shareholders. Although there was no individual stock from the interest rate sensitive sector in the Fund’s top five performers, being underweight relative to the benchmark helped the Fund’s performance. Conversely, the Fund’s overweight position in the commercial services sector relative to the index had a negative impact.

  The main drag on performance relative to the benchmark came from the basic materials, energy, and capital goods sectors. Hecla Mining Co. was the biggest detractor from performance in the basic materials sector. Part of the weakness came from the shutdown of the company’s Lucky Friday silver mine due to unexpected geological difficulties. We continue to believe that the long-term outlook for silver prices remains positive.Within energy, Forest Oil Corp. had a disappointing year. Poor drilling results in its Granite Wash asset have led to reduced expectations. Now that the company has built an enviable acreage position in the Eagleford Shale, we are excited about the prospects for free-cash generation going forward.

  As we look toward 2012, we believe investors continue to face many issues remaining from 2011. Questions of credibility surrounding our political structure; the Euro structure; and the Federal Reserve’s monetary policy along with erratic actions associated with proposed solutions have contributed to the elevated market volatility. We do not believe the U.S. economy can continue to grow if other areas of the world, particularly Europe, slip into recession.

  On the bright side, the U.S. economy appears to have weathered the turbulence of 2011, growing at a moderate pace. Trends in unemployment claims and job creation are more encouraging, and the housing market also shows signs of life. While corporate profits have come under increased pressure, we continue to look for companies with good fundamentals to weather this environment and appreciate the opportunity to work on behalf of our shareholders.

Stock Performance
(for the year ended 12/31/11)
	Average	Contribution
5 Highest	Weight	to Return
VF Corp.	2.04%	0.87%
CenterPoint Energy Inc.	2.01	0.66
Digital Realty Trust Inc.	1.97	0.61
Omnicare Inc.	1.95	0.60
Rayonier Inc.	1.71	0.55

5 Lowest
Comerica Inc.	1.30%	-0.67%
Host Hotels & Resorts Inc.	0.48	-0.68
Hecla Mining Co.	0.91	-0.76
SunTrust Banks Inc.	1.77	-0.99
Forest Oil Corp.	1.85	-1.54

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/11)
DISH Network Corp.		3.1%
AXIS Capital Holdings Ltd.		2.9
PartnerRe Ltd.		2.5
Quanta Services Inc.		2.4
Omnicare Inc.		2.4
Edison International		2.4
Reinsurance Group of America Inc.		2.3
Digital Realty Trust Inc.		2.3
Tyson Foods Inc.		2.3
Activision Blizzard Inc.		2.3
Total (% of Net Assets)		24.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Mid-Cap Value
	as of 12/31/11	Category
Overall	««	354
3 Year	««««	354
5 Year	««	307
10 Year	««	145

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/11)
	Westcore Mid-Cap	Russell Midcap®
	Value Fund	Value Index
Weighted Average Market Capitalization ($ Bil)	$6.5	$7.8
Price/Cash Flow (1 year trailing)	8.9x	9.9x
Price/Book Value	1.8x	1.7x
Price/Earnings (1 year trailing)	13.8x	13.3x
Beta	0.8	1.0
Number of Holdings	59	527
Portfolio Turnover Rate	32%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

      Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy
Investing in small-company stocks that appear to be undervalued.

Fund Management
Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager
CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

      Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSCX)	-3.95%	14.23%	-1.58%	4.99%	7.84%	12/28/1993
Institutional Class (WISCX)	-3.85	14.36	-1.46	5.06	7.87	9/28/2007
Russell 2000® Index	-4.18	15.63	0.15	5.62	7.45
Lipper Small-Cap Core Index	-3.81	17.60	1.32	5.81	8.63

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.53%, Net: 1.31%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 2.40%, Net: 1.23%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Adviser and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Adviser and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

Manager Commentary
   The Westcore Small-Cap Opportunity Fund outperformed its benchmark, the Russell 2000® Index during 2011. Market volatility was high throughout 2011 as investors struggled with uncertainties domestically and globally. Domestically, there was frustration with the political process and rhetoric as well as eleventh-hour decisions by Congress. Globally, news seemed centered on the viability of the Euro market as Greece, Italy and others teetered on the edge of insolvency.

  The consumer staples, medical/healthcare and interest rate sensitive sectors were our leading contributors relative to the benchmark in 2011. Elizabeth Arden Inc., a global beauty and fragrance company, was the largest contributor within the consumer staples sector. Company improvements are being driven by new product launches, product repositioning, and global cost-cutting efforts. ZOLL Medical Corp., a manufacturer of resuscitation devices, was the top contributor within the medical/ healthcare sector despite a volatile year for its stock price. Concerns surrounding reimbursement for its LifeVest product were clarified in mid-December and the stock rebounded. First Cash Financial Services Inc. continued its strong free-cash flow as customers without a traditional banking relationship utilized its services. The market began to expect this growth to continue unabated and we sold the stock as its price reached our valuation target.

  The commercial services, basic materials and capital goods sectors were the main drag on performance relative to the benchmark. Hecla Mining Co. was the biggest detractor from performance in the basic materials sector. Part of the weakness came from the shutdown of the company’s Lucky Friday silver mine due to unexpected geological difficulties. We continue to believe that the long-term outlook for silver prices remains positive. Within commercial services, Schawk Inc., a provider of marketing services to the packaged food, retail, and pharmaceutical markets struggled. Tough economic conditions and rising raw material costs affected the advertising and marketing budgets of its customer base and the company was late in reducing its own cost structure. We believe that the slowdown in advertising and marketing is temporary and that Schawk is now better positioned should customers’ budgets remained constrained. Our underweight in capital goods and our stock selection contributed to the Fund’s underperformance relative to the benchmark.

  As we look toward 2012 we believe investors continue to face many issues remaining from 2011. Questions of credibility surrounding our political structure; the Euro structure; and the Federal Reserve’s monetary policy along with erratic actions associated with proposed solutions have contributed to the elevated market volatility. We do not believe the U.S. economy can continue to grow if other areas of the world, particularly Europe, slip into recession.

  On the bright side, the U.S. economy appears to have weathered the turbulence of 2011, growing at a moderate pace. Trends in unemployment claims and job creation are more encouraging, and the housing market also shows signs of life. While corporate profits have come under increased pressure, we continue to look for companies with good fundamentals to weather this environment and appreciate the opportunity to work on behalf of our shareholders.

Stock Performance
(for the year ended 12/31/11)
	Average	Contribution
5 Highest	Weight	to Return
ZOLL Medical Corp.	1.98%	1.52%
Elizabeth Arden Inc.	2.69	1.25
Manhattan Associates Inc.	2.57	0.99
Schweitzer-Mauduit
International Inc.	1.40	0.67
First Cash Financial
Services Inc.	0.95	0.56

5 Lowest
Cott Corp.	1.67%	-0.71%
Perry Ellis International Inc.	1.10	-0.75
Hecla Mining Co.	1.06	-0.85
Cal Dive International Inc.	1.23	-0.93
Schawk Inc.	1.44	-1.10

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/11)
Elizabeth Arden Inc.		3.4%
Schweitzer-Mauduit International Inc.		2.7
GeoResources Inc.		2.6
Medicis Pharmaceutical Corp.		2.6
ZOLL Medical Corp.		2.4
Myriad Genetics Inc.		2.3
Standard Microsystems Corp.		2.2
Allied World Assurance Co. Holdings AG		2.2
Plantronics Inc.		2.2
LifePoint Hospitals Inc.		2.1
Total (% of Net Assets)		24.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Small Blend
	as of 12/31/11	Category
Overall	«	580
3 Year	««	580
5 Year	«	485
10 Year	«	296

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/11)
	Westcore Small-Cap	Russell 2000®
	Opportunity Fund	Index
Weighted Average Market Capitalization ($ Mil)	$1,123.0	$1,228.0
Price/Cash Flow (1 year trailing)	10.6x	12.2x
Price/Book Value	1.9x	2.3x
Price/Earnings (1 year trailing)	16.7x	16.0x
Beta	0.9	1.0
Number of Holdings	62	1,966
Portfolio Turnover Rate	51%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

      Market Capitalization

* Total Investments for this chart reflects the value of such investments and excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

Fund Strategy
Investing primarily in small-cap, dividend paying stocks that appear to be undervalued.

Fund Management
Kris B. Herrick, CFA Portfolio Manager	Troy Dayton, CFA Portfolio Manager
Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager
CFA is a trademark owned by the CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

      Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTSVX)	-0.31%	15.63%	-0.16%	—	3.68%	12/13/2004
Institutional Class (WISVX)	-0.31	15.69	-0.09	—	3.73	9/28/2007
Russell 2000® Value Index	-5.50	12.36	-1.87	—	2.53
Lipper Small-Cap Value Index	-4.82	16.76	0.41	—	4.09

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.40%, Net: 1.31%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.30%, Net: 1.19%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Adviser and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Adviser and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

      Manager Commentary
  The Westcore Small-Cap Value Fund outperformed its benchmark, the Russell 2000® Value Index, during 2011. Market volatility was high throughout 2011 as investors struggled with uncertainties domestically and globally. Domestically, there was frustration with the political process and rhetoric as well as eleventh-hour decisions by Congress. Globally, news seemed centered on the viability of the Euro market as Greece, Italy and others teetered on the edge of insolvency.

  Sectors with the greatest contribution to the Fund’s return relative to the benchmark in 2011 were basic materials, consumer staples, and interest rate sensitive. During the year Temple-Inland Inc., a paper and packaging manufacturer within the basic materials sector, received an unsolicited tender offer from International Paper Co. We were not surprised to see another company recognize the upside potential inherent in Temple. Consumer staples holding, Tupperware Brands Corp. was the top contributor within that sector. Progress on a number of fronts led to solid revenue growth and increased profits. During the year the company’s market capitalization exceeded our allowable range and we sold the stock. Within the interest rate sensitive sector, Cash America International Inc. continued to benefit from strong free cash flow as consumers without a traditional banking relationship utilized its pawn broker business to access funds.

  Sectors having the most drag on the Fund’s performance relative to the benchmark were utilities, energy, and REITs. Investors looking for alternative sources to low fixed-income yields found some in utilities; however, our underweight position versus the benchmark led to underperformance. Within energy, Penn Virginia Corp., an oil and gas exploration company had weaker-than-anticipated drilling results in its Marcellus Shale acreage. We sold the stock during the year due to continued disappointing results. Although the consumer cyclical sector was not among the bottom performers, Cooper Tire & Rubber Co. underperformed. Cooper struggled with both a weaker-than-expected demand for low-end tires and a labor dispute at one of its factories. We believe the weak demand and labor disputes are transitory and the company is positioned well for the future. We were underweight in REITs which proved to be slightly detrimental.

  As we look toward 2012, we believe investors continue to face many issues remaining from 2011. Questions of credibility surrounding our political structure; the Euro structure; and the Federal Reserve’s monetary policy along with erratic actions associated with proposed solutions have contributed to the elevated market volatility. We do not believe the U.S. economy can continue to grow if other areas of the world, particularly Europe, slip into recession.

  On the bright side, the U.S. economy appears to have weathered the turbulence of 2011, growing at a moderate pace. Trends in unemployment claims and job creation are more encouraging, and the housing market also shows signs of life. While corporate profits have come under increased pressure, we continue to look for companies with good fundamentals to weather this environment and appreciate the opportunity to work on behalf of our shareholders.

Stock Performance
(for the year ended 12/31/11)
	Average	Contribution
5 Highest	Weight	to Return
Temple-Inland Inc.	1.73%	0.95%
Cooper Companies	1.60	0.79
HollyFrontier Corp.	0.58	0.71
Tupperware Brands Corp.	1.48	0.67
Cash America
International Inc.	1.67	0.57

5 Lowest
Astoria Financial Corp.	1.33%	-0.60%
Schnitzer Steel
Industries Inc.	1.30	-0.61
Teekay Tankers Ltd.	0.62	-0.65
Cooper Tire & Rubber Co.	1.73	-0.81
Penn Virginia Corp.	1.08	-1.55

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/11)
Plantronics Inc.		3.1%
Endurance Specialty Holdings Ltd.		2.5
Schweitzer-Mauduit International Inc.		2.4
Protective Life Corp.		2.3
Medicis Pharmaceutical Corp.		2.3
West Pharmaceutical Services Inc.		2.2
Alterra Capital Holdings Ltd.		2.2
Buckeye Technologies Inc.		2.2
Portland General Electric Co.		2.2
Bristow Group Inc.		2.1
Total (% of Net Assets)		23.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number
	Morningstar	of Funds in
	Rating™	Small Value
	as of 12/31/11	Category
Overall	«««	302
3 Year	«««	302
5 Year	«««	264

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/11)
	Westcore Small-Cap	Russell 2000®
	Value Fund	Value Index
Weighted Average Market Capitalization ($ Mil)	$1,478.0	$1,073.0
Price/Cash Flow (1 year trailing)	10.7x	10.1x
Price/Book Value	2.0x	1.4x
Price/Earnings (1 year trailing)	15.3x	14.0x
Beta	0.9	1.0
Number of Holdings	63	1,354
Portfolio Turnover Rate	40%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

      Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

      Fund Strategy

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

      Fund Management

Kris B. Herrick, CFA Portfolio Manager
Paul A. Kuppinger, CFA Portfolio Manager
Jon K. Tesseo Portfolio Manager

CFA is a trademark owned by the CFA Institute.

      Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

      Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTMIX)	-3.55%	14.16%	—	—	3.38%	6/23/2008
Russell Microcap® Index	-9.27	14.23	—	—	-0.96
Lipper Small-Cap Core Index	-3.81	17.60	—	—	2.24

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 6.97%, Net: 1.31%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Adviser and Administrators have contractually agreed to waive the investment advisory and/ or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Jon K. Tesseo is a registered representative of ALPS Distributors, Inc.

Manager Commentary
  Market volatility was high throughout 2011 as domestic and global uncertainty dominated investor sentiment. Micro-cap markets were not spared and provided disappointing absolute results. Although the Westcore Micro-Cap Opportunity Fund posted a negative return for the year, it did outperform its benchmark, the Russell Microcap®Index, significantly.

  For the year, the Fund outperformed the benchmark in ten out of thirteen sectors. While the benchmark posted a positive return in only one sector out of thirteen, our models provided positive returns in five of thirteen sectors. Combined, we believe these results demonstrate that our methodology and our models are effective.

  The markets and the Fund started off strong in the first quarter of the year led by a continuation of a growth rally which started in 2010. The Fund maintained solid relative performance and the models used to help manage and select stocks for the portfolio worked well leading to outperformance of the benchmark in eight out of thirteen sectors in the first quarter of 2011.

  The uptrend of the first quarter reversed in the second quarter and markets rotated from a growth bias to a value bias. The Fund outperformed the benchmark in eight out of thirteen sectors, and for the quarter, slightly outperformed its benchmark. Our early adjustments due to the rebalancing of the Russell Indices at the end of June hampered the Fund’s performance in the early part of the quarter. Toward the end of the year, however, these adjustments were beneficial to performance.

  The negative market trend that started in the second quarter persisted in the third quarter. Our models were successful at mitigating some of the downdraft and the Fund outperformed its benchmark in eight out of thirteen sectors.

  The fourth quarter was marked by an across-the-board market rebound. In this environment, the Fund did very well, as what we would define as high quality stocks, those with strong cash flow metrics and good return on equity, outperformed stocks with higher historic price volatility and strong trailing price momentum.

  We look forward to a strong 2012 and thank you for your continued investment.

Stock Performance
(for the year ended 12/31/11)
	Average	Contribution
5 Highest	Weight	to Return
Sturm Ruger & Co. Inc.	0.69%	0.56%
SonoSite Inc.	0.26	0.55
Winmark Corp.	0.77	0.44
The9 Ltd.	0.19	0.43
Stamps.com Inc.	0.54	0.41

5 Lowest
Dynamics Research Corp.	0.31%	-0.39%
Five Star Quality Care Inc.	0.53	-0.40
Bank Mutual Corp.	0.51	-0.41
Xerium Technologies Inc.	0.16	-0.43
MGP Ingredients Inc.	0.58	-0.49

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/11)
Taylor Capital Group Inc.		1.0%
Wilshire Bancorp Inc.		1.0
BBCN Bancorp Inc.		0.9
Progenics Pharmaceuticals Inc.		0.9
First Financial Holdings Inc.		0.9
Chesapeake Utilities Corp.		0.9
Silicon Graphics International Corp.		0.9
DDi Corp.		0.9
Advance America Cash Advance Centers Inc.		0.9
Super Micro Computer Inc.		0.9
Total (% of Net Assets)		9.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings

		Number
	Morningstar	of Funds in
	Rating™	Small Blend
	as of 12/31/11	Category
Overall	««	580
3 Year	««	580

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/11)
	Westcore Micro-Cap	Russell
	Opportunity Fund	Microcap® Index
Weighted Average Market Capitalization ($ Mil)	$350.0	$308.0
Price/Cash Flow (1 year trailing)	9.7x	11.0x
Price/Book Value	2.1x	2.1x
Price/Earnings (1 year trailing)	11.9x	13.3x
Beta	1.0	1.0
Number of Holdings	176	1,566
Portfolio Turnover Rate	88%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

      Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

      Fund Strategy

Investing in equity securities of international small-cap companies that are poised for growth.

      Fund Management

John C. Fenley, CFA Portfolio Manager
Jeremy A. Duhon, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

      Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

      Average Annual Total Returns
					Since	Inception
	1 Year	3 Years	5 Years	10 Years	Inception	Date
Retail Class (WTIFX)	-5.75%	27.91%	1.95%	7.61%	4.30%	12/15/1999
MSCI EAFE® Small-Cap Index	-15.94	14.62	-4.14	9.02	5.53
Lipper International
Small-Cap Index	-15.20	15.90	-2.65	9.87	4.99

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.85%, Net: 1.51%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Adviser and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 1.50% for the Fund’s Retail Class for such period. The Advisor and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/ reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

Manager Commentary
  Global equities faced a challenging year in 2011 as negative news dominated global financial headlines. Continued sovereign fiscal uncertainty in Southern Europe, decelerating growth prospects in China and mixed economic data coming out of the U.S. compelled many investors to be cautious moving into the New Year. Liquidity in stock markets remained low and investors appeared more prone to follow analysis based on larger economic indicators than approaching investing as we do, by analyzing specific businesses. As a result, markets generally continued to widen the gap between stock prices and operating results. Although the Westcore International Small-Cap Fund finished the year with a negative return, it significantly outpaced its benchmark, the MSCI EAFE®Small-Cap Index.

  Among the Fund’s top contributors for the year were Rightmove PLC and Credit Corp. Group Ltd. Australia based debt collector Credit Corp. experienced strong growth in the number of accounts on payment arrangements as well as improvement in other key performance indicators. The company delivered impressive growth through its fiscal year-end, especially in light of trading at what we view as low valuations. UK-based real estate sales portal Rightmove produced strong results despite the UK’s continued soft residential real estate market. As the largest internet site for residential real estate listings in the UK, even in weak sales environments, we believe home sellers and brokers are dependent on Rightmove’s dominant reach to market homes.

  Xtep International Holdings Ltd. and Mears Group PLC were among the Fund’s largest detractors for the year. Xtep is a Hong Kong based sports apparel and shoe manufacturer and retailer. Investors responded negatively to Xtep’s reported slower growth in the fourth quarter resulting in a share price decline. We are confident that corrective actions Xtep has taken will help it weather slowing growth if it persists. UK based Mears is the leader in repair and maintenance of social housing in the UK. Towards the end of the year, a government policy change affecting one of its businesses, solar panel installations, led investors to reduce expectations for this business unit. Mears’ share price declined on the news. Although this was disappointing, we believe that Mears’ prospects in its largest business lines, social housing repair and maintenance and domiciliary repair, are still strong.

  We view the current disconnect between share prices and operating performance as an opportunity. If companies grow earnings and continue to generate free cash flow while share prices stay flat or decline, upside in those companies will increase. Similar to when valuations bottomed after the liquidity crisis in 2008, we believe that the Fund is poised to perform well when fundamentals come back into favor. We will continue to focus on what we believe are fast-growing, high returning, cash generative companies with strong balance sheets as we are confident this strategy will help us position the Fund to perform well over time.

Stock Performance
(for the year ended 12/31/11)

	Average	Contribution
5 Highest	Weight	to Return
Rightmove PLC	1.95%	1.36%
Credit Corp. Group Ltd.	6.34	1.27
Diploma PLC	4.21	1.19
Wirecard AG	3.33	0.54
ITE Group PLC	0.97	0.42

5 Lowest
Indutrade AB	3.50%	-0.57%
Morgan Sindall Group PLC	4.48	-0.57
Maire Tecnimont SpA	0.50	-0.71
Mears Group PLC	3.95	-1.18
Xtep International
Holdings Ltd.	2.94	-2.91

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 29 for a description of the methodology used to construct this chart.

Top Ten Holdings
(as of 12/31/11)
Credit Corp. Group Ltd. [Australia]		7.1%
Cardno Ltd. [Australia]		6.6
Pico Far East Holdings Ltd. [Hong Kong]		5.7
Xtep International Holdings Ltd. [Hong Kong]		5.4
IG Group Holdings PLC [United Kingdom]		4.7
Slater & Gordon Ltd. [Australia]		4.6
Indutrade AB [Sweden]		4.5
Bonjour Holdings Ltd. [Hong Kong]		4.4
Prestige International Inc. [Japan]		4.4
Diploma PLC [United Kingdom]		4.3
Total (% of Net Assets)		51.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number of Funds
	Morningstar	in Foreign
	Rating™	Small/Mid
	as of 12/31/11	Growth Category
Overall	«««	129
3 Year	«««««	129
5 Year	««««	108
10 Year	««	62

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/11)
	Westcore International	MSCI EAFE®
	Small-Cap Fund	Small-CapIndex
Weighted Average Market Capitalization ($ Mil)	$880.0	$1,428.0
Number of Countries Represented	13	22
Price/Earnings (1 year trailing)	12.1x	10.6x
Price/Book Value	2.6x	1.7x
Number of Holdings	36	2,361
Portfolio Turnover Rate	27%	—

Please see page 30 for definition of terms.

Sector Allocation

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations.

      Regional Allocation

Percentages are based on Total Net Assets

      Market Capitalization

* Total Investments for this chart excludes short-term investments, including money market mutual funds. Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

      Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

      Fund Management

Mark R. McKissick, CFA Portfolio Manager
Troy A. Johnson, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

      Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

     Average Annual Total Returns
	1	3	5	10	Since	30-Day	Incep.
	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTLTX)	8.13%	19.52%	2.91%	6.38%	7.76%	5.44%	6/1/1988
Institutional Class (WILTX)	8.14	19.61	2.97	6.41	7.77	5.57	9/28/2007
Barclays Capital U.S.
Corporate High Yield Ba Index	6.86	21.37	8.45	8.17	9.03	—
Westcore Flexible Income Fund
Custom Index	6.86	21.37	8.45	8.17	9.13	—
Lipper High Current Yield Index	2.85	20.89	5.13	7.08	6.96	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.93%, Net: 0.85%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 3.24%, Net: 0.75%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 5.36% for the retail class and 3.85% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Adviser and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 0.85% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Adviser and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Westcore Flexible Income Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk.

Mark R. McKissick is a registered representative of ALPS Distributors, Inc.

Manager Commentary
  The year started off strong with high yield securities marching to record low yields by late spring after shrugging off revolutionary conflicts in the Middle East and the natural disaster in Japan. As we entered the summer, investors’ appetite for risk declined due to skepticism about the U.S. economic recovery, and in the third quarter a full scale “flight to quality” commenced. The impetus for this shift centered both on concern that domestic austerity measures would dampen the economic recovery and on anxiety regarding the overriding impact of European solvency issues. In the fourth quarter investors again reversed course, seeking higher risk assets despite continuing uncertainty in Europe and heighted concern over China’s ability to maintain its growth trajectory. Investors seemed somewhat reassured that policy steps and accommodative monetary action that had been or will be taken on a global scale would avert another financial crisis and prevent another recession in the U.S.

  The Westcore Flexible Income Fund outperformed its benchmark, the Barclays Capital U.S. Corporate High Yield Ba Index, for 2011. Overall the Fund’s outperformance was established in the third quarter as its higher quality, high yield securities (including REITs, energy related issues and yield-to-call securities) retained their value better than the overall market during the period of heightened risk aversion and declining valuations. The Fund’s underexposure to long maturity securities during the year detracted slightly from relative performance versus the benchmark.

  In our view, U.S. economic growth will continue to be challenged by austerity measures, a stubbornly high unemployment rate and a sluggish housing market due to ongoing deleveraging measures. We also believe that global risk factors will not dissipate any time soon and will thus continue to act as a headwind versus any economic momentum which surfaces domestically. In our view, demand for higher quality fixed income securities could continue in such a low growth, low yield environment due to investor preference for securities that exhibit more limited volatility and less downside given the global uncertainty.

  We believe the Fund is positioned to offer competitive yield over traditional high yield bond funds over a longer horizon, but with less downside risk and volatility than traditional high yield funds during periods of distress. Our process entails intensive credit analysis to evaluate yield versus risk through an entire business cycle and an overweight of higher-rated high yield issues is a logical result. Most importantly, we believe this strategy works over the long term for shareholders who want comparative yield potential versus other high yield funds, but who are a little more sensitive to volatility and capital preservation.

Top Ten Corporate Credit Exposure
(as of 12/31/11)
Host Hotels & Resorts LP		3.2%
Omega Healthcare		3.2
Range Resources Corp.		2.7
HCA Inc.		2.7
Vail Resorts Inc.		2.6
Southwestern Energy Company		2.5
Crown Americas LLC		2.4
Forest Oil Corp.		2.4
Ball Corp.		2.4
Starwood Hotels & Resorts		2.3
Total (% of Net Assets)		26.4%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Morningstar Ratings
		Number of
	Morningstar	Funds in High
	Rating™	Yield Bond
	as of 12/31/11	Category
Overall	««	499
3 Year	«««	499
5 Year	««	430
10 Year	««	291

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/11)
		Barclays Capital U.S.
	Westcore Flexible	Corporate High Yield Ba
	Income Fund	Index
Modified Duration	3.9 years	4.7 years
Effective Maturity	4.9 years	7.3 years
Number of Holdings	88	676
Portfolio Turnover Rate	45%	—

Please see page 30 for definition of terms.

Asset Allocation

Percentages are based on Total Net Assets.

      Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

      Market Capitalization

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

      Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

      Fund Management

Mark R. McKissick, CFA Portfolio Manager
Lisa M. Snyder, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

      Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
	1	3	5	10	Since	30-Day	Incep.
	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTIBX)	7.55%	8.39%	5.67%	6.12%	6.81%	3.26%	6/1/1988
Institutional Class (WIIBX)	7.81	8.53	5.78	6.18	6.83	3.40	9/28/2007
Barclays Capital
Aggregate Bond Index	7.84	6.77	6.50	5.78	7.39	—
Lipper Intermediate
Investment Grade Index	6.28	9.68	5.80	5.36	6.66	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.83%, Net: 0.55%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.70%, Net: 0.43%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.96% for the retail class and 3.09% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Adviser and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 0.55% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Adviser and Administrators are not contractually bound to continue these waivers/reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Westcore Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk.

Mark R. McKissick is a registered representative of ALPS Distributors, Inc.

Manager Commentary
  The year opened with the appearance of an economic recovery following the Federal Reserve’s December 2010 enactment of a second round of quantitative easing and an end-of-year stimulus package. Despite hopeful market action at the beginning of 2011, many structural issues remained. As the year progressed, the lack of a solution to sovereign debt concerns in Europe and the continued weight of deleveraging across the developed western world began to dominate. Additionally, revolutionary conflicts in the Middle East, a natural disaster in Japan and a political impasse over the U.S. debt ceiling, further complicated the fragile recovery. Investors’ appetite for risk declined during the third quarter and a “flight to quality” ensued. In the fourth quarter investors again reversed course, seeking higher risk assets despite continuing uncertainty in Europe and heightened concern over China’s ability to maintain its growth trajectory. Investors seemed somewhat reassured that policy steps and accommodative monetary action that had been or will be taken on a global scale would avert another financial crisis and prevent another recession in the U.S.

  The Westcore Plus Bond Fund posted a strong absolute return for 2011, but underperformed its benchmark, the Barclays Capital Aggregate Bond Index. The Fund’s interest rate exposure was similar to the benchmark, which kept the Fund on pace as rates declined. An overweight in corporate bonds, however, resulted in the Fund lagging the benchmark as many corporate bond prices did not rise as much Treasury bond prices. The agency mortgage backed securities (MBS) held in the Fund underperformed those in the benchmark, but the Fund’s underweight in the MBS sector provided some offsetting benefit.

  In our view, U.S. economic growth will continue to be challenged by austerity measures, a stubbornly high unemployment rate and a sluggish housing market due to ongoing deleveraging measures. We also believe that global risk factors will not dissipate any time soon and will thus continue to act as a headwind versus any economic momentum which surfaces domestically. In our view, demand for higher quality fixed income securities could continue in such a low growth, low yield environment due to investor preference for securities that exhibit more limited volatility and less downside given the global uncertainty.

  We continue to overweight corporate bonds in an environment of positive, but slow economic growth, strong corporate profits, continued deleveraging, and contained inflation. Interest rate risk in the portfolio as of year-end was similar to that of the Index as we anticipate rates remaining relatively low. We expect to maintain holdings in certain below investment-grade bonds that we deem to be of higher quality than the overall high-yield bond market. In the current climate, we also intend to maintain an allocation in agency mortgage-backed securities due to their very high credit quality and additional yield compared to Treasuries.

  Our process entails intensive credit analysis to evaluate yield versus risk through an entire business cycle. We believe this strategy works over the long term for shareholders who want comparative yield return potential and seek diversification from stock market volatility.

Top Ten Corporate Credit Exposure
(as of 12/31/11)
PepsiCo		1.4%
Berkshire Hathaway		1.3
Crown Castle Towers LLC		1.3
Wal-Mart Stores		1.1
Anheuser Busch		1.1
BP Capital Markets PLC		1.1
Oncor Electric Delivery Company		1.1
Washington REIT		1.0
City National Corp		1.0
Potlatch Corp		1.0
Total (% of Net Assets)		11.4%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

Morningstar Ratings

		Number of
		Funds in
	Morningstar	Intermediate-
	Rating™	Term Bond
	as of 12/31/11	Category
Overall	««««	1,018
3 Year	«««	1,018
5 Year	«««	873
10 Year	««««	582

Morningstar Ratings shown represent the Retail Class. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/11)
		Barclays Capital U.S.
	Westcore Flexible	Corporate High Yield Ba
	Income Fund	Index
Modified Duration	4.9 years	5.0 years
Effective Maturity	8.2 years	7.1 years
Number of Holdings	229	7,854
Portfolio Turnover Rate	42%	—

Please see page 30 for definition of terms.

Asset Allocation

Percentages are based on Total Net Assets.

     Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

    Market Capitalization

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

      Fund Strategy

A Colorado municipal bond fund focusing on federal and state tax-exempt income primarily through investments in investment-grade quality bonds of intermediate maturity.

      Fund Management

Thomas B. Stevens, CFA Portfolio Manager
Kenneth A. Harris, CFA Portfolio Manager

CFA is a trademark owned by the CFA Institute.

      Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

Average Annual Total Returns
	1	3	5	10	Since	30-Day	Incep.
	Year	Years	Years	Years	Incep.	SEC Yield	Date
Retail Class (WTCOX)	8.88%	7.05%	4.47%	4.28%	5.06%	2.96%	6/1/1991
Barclays Capital 10-Year
Municipal Bond Index	12.32	8.68	6.33	5.90	6.47	—
Lipper Intermediate
Municipal Debt Index	8.85	7.48	4.60	4.43	5.12	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.92%, Net: 0.66%

30-Day SEC Yield figure reflects all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figure would have been 2.70%.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost.

Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

The Adviser and Administrators have contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses from April 30, 2011 until at least April 30, 2012, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights will be no more than 0.65% for the Fund’s Retail Class for such period. In addition, the Advisor has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level other expenses in the same proportion as for the Retail Class waivers/reimbursements plus reimbursing the Institutional class-specific other expenses until at least April 30, 2012. The Adviser and Administrators are not contractually bound to continue these waivers/ reimbursements past April 30, 2012, however neither party is currently expecting to make any change in the waivers/reimbursements after April 30, 2012. However, you will be notified in writing if these waivers and/or reimbursements are discontinued or materially changed after April 30, 2012.

Westcore Colorado Tax-Exempt Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

Manager Commentary
  Ignoring predictions that a multitude of municipal bankruptcies were imminent, yields on municipal debt securities declined to their lowest level in 20 years during 2011. Yields on “AAA” rated 10-year general obligation bonds, for example, ended the year at 1.83%, compared to 2.65% as of June 30, 2011 and 3.21% as of December 31, 2010 according to data provided by Thomson Reuters. The yield curve flattened during the year as accommodative Federal Reserve policies kept short-term interest rates historically low while interest rates on longer-dated maturities also fell.

  Despite widespread rumors of credit defaults and concerns that local municipalities could not meet their interest and principal debt obligations, some of the best annual returns in municipal bond markets were posted by lower quality “BBB” rated credits, airport revenue obligations, healthcare bonds and the general obligation debt of states deemed the most precarious. According to data provided by Moody’s and Standard & Poor’s, bankruptcies and defaults were lower in 2011 than in 2010, despite two large and high profile defaults during 2011 by Jefferson County, Alabama and the City of Harrisburg, Pennsylvania. We do not believe these credit defaults are symptomatic of a broader underlying trend.

  Overriding positives in 2011 included the sharp decline in U.S. Treasury yields which carried over into the municipal bond sector, relatively sparse new issuance as municipalities refrained from issuing debt in an attempt to address budget shortfalls, and continued uncertainty surrounding the extension of the Bush-era tax cuts, which are set to expire at the end of 2012.

  The Westcore Colorado Tax-Exempt Fund’s performance for 2011 net of expenses trailed its benchmark, the Barclays Capital 10-Year Municipal Bond Index. The Fund’s relative underperformance was attributable to its significantly shorter weighted average maturity and duration, and its higher than usual cash position due to a combination of fund inflows, bond calls, and the lack of Colorado municipal supply which met the Fund’s investment objectives.

  The Fund’s modified duration as of December 31, 2011 was 4.68 years. Going forward, we believe it is appropriate to extend the Fund’s average maturity and duration. Arguments to support this tactic include the lack of new issuance supply in Colorado, an increase in bond calls and pre-refunding, and the relative attractiveness of municipal bond yields versus U.S. Treasury securities. Another compelling factor supporting this strategy is the current relatively steep yield curve between 1-year and 30-year municipal bond yields. As of December 31, 2011, the yield on a 1-year “AAA” rated general obligation bond was 0.25% compared to 3.56% for a 30-year similar credit. This yield differential is significant in an environment of low nominal interest rates.

  Given the current economic and political climate we look to add new Colorado issuance or secondary securities in the 10-20 year range with coupons of 4% or higher to the Fund. This strategy, in our opinion, serves both the purpose of maintaining a high income stream in a low interest rate environment and takes advantage of a steep yield curve to capture more yield. It is not our intent, at this juncture, to lower the overall credit quality of the Fund.

Top Ten Holdings
(as of 12/31/11)		% of Net Assets
Denver City & County School District #1
5.25%, 12/1/2025		2.6%
Eagle Garfield & Rout County SD Re-50J
5.00%, 12/1/2026		2.4
Platte River Power Auth Power Rev
5.00%, 6/1/2027		2.0
Jefferson County School District R-001
5.25%, 12/1/2024		1.7
Boulder County Open Space
5.00%, 1/1/2024		1.6
Garfield Pitkin & Eagle County School District Re-1
5.00%, 12/15/2023		1.6
Denver City & County Water Commrs
5.00%, 12/15/2029		1.5
Brighton Water Activity Ent Rev
5.00%, 12/1/2029		1.5
Colorado Springs Utility Rev
5.00%, 11/15/2027		1.4
Adams & Arapahoe Counties JT School District 28J
6.25%, 12/1/2026		1.3
Total (% of Net Assets)		17.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

Morningstar Ratings
		Number of
		Funds in
	Morningstar	Muni Single
	Rating™	State Interm
	as of 12/31/11	Category
Overall	«««	212
3 Year	«««	212
5 Year	«««	203
10 Year	«««	171

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/11 and are subject to change every month.

Please see page 29 for more detail regarding Morningstar Ratings.

Portfolio Characteristics
(as of 12/31/11)
	Westcore Colorado	Barclays Capital 10-Year
	Tax-Exempt Fund	Municipal Bond Index
Modified Duration	4.7 years	6.2 years
Effective Maturity	5.5 years	10.0 years
Colorado Double Tax-Exempt Percentage
(excludes cash & cash equivalents)	100	—
Percentage of Holdings Subject to AMT	0	—
Number of Holdings	138	—
Portfolio Turnover Rate	17%	—

Please see page 30 for definition of terms.

Ratings Allocation

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

      Maturity Allocation

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

Disclosure of Fund Expenses (Unaudited)
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2011 and held until December 31, 2011.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During Period
With respect to Expenses Paid During the Period, as shown in the table on the next page, expenses are equal to the Fund’s annualized expense ratio, as shown below, multiplied by the average account value over the period, multiplied by the number of days in the last six months of the fiscal half-year, 184/365 (to reflect the half-year period). The annualized expense ratios for the last six months were as follows:

Fund	Retail Class	Institutional Class
Westcore Growth Fund	1.17%	0.97%
Westcore MIDCO Growth Fund	1.08%	0.92%
Westcore Select Fund	1.06%	N/A
Westcore Blue Chip Fund	1.15%	1.02%
Westcore Mid-Cap Value Fund	1.25%	N/A
Westcore Small-Cap Opportunity Fund	1.30%	1.18%
Westcore Small-Cap Value Fund	1.30%	1.14%
Westcore Micro-Cap Opportunity Fund	1.30%	N/A
Westcore International Small-Cap Fund(1)	1.50%	N/A
Westcore Flexible Income Fund	0.85%	0.73%
Westcore Plus Bond Fund	0.55%	0.40%
Westcore Colorado Tax-Exempt Fund	0.65%	N/A

(1) Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

		Beginning Account	Ending Account	Expenses Paid
		Value	Value	During the Period
Fund		7/1/11	12/31/11	7/1/11 to 12/31/11
Westcore Growth Fund
Retail Class	Actual	$1,000.00	$926.40	$5.68
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96
Institutional Class	Actual	$1,000.00	$927.30	$4.71
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94
Westcore MIDCO Growth Fund
Retail Class	Actual	$1,000.00	$854.80	$5.05
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50
Institutional Class	Actual	$1,000.00	$855.40	$4.30
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69
Westcore Select Fund
Retail Class	Actual	$1,000.00	$830.50	$4.89
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40
Westcore Blue Chip Fund
Retail Class	Actual	$1,000.00	$972.10	$5.72
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85
Institutional Class	Actual	$1,000.00	$973.00	$5.07
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19
Westcore Mid-Cap Value Fund
Retail Class	Actual	$1,000.00	$925.80	$6.07
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36
Westcore Small-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$913.70	$6.27
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
Institutional Class	Actual	$1,000.00	$914.00	$5.69
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01
Westcore Small-Cap Value Fund
Retail Class	Actual	$1,000.00	$942.50	$6.37
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
Institutional Class	Actual	$1,000.00	$942.60	$5.58
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80
Westcore Micro-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$919.20	$6.29
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
Westcore International Small-Cap Fund(1)
Retail Class	Actual	$1,000.00	$875.50	$7.09
	Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63
Westcore Flexible Income Fund
Retail Class	Actual	$1,000.00	$1,033.40	$4.36
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Institutional Class	Actual	$1,000.00	$1,033.10	$3.74
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.72
Westcore Plus Bond Fund
Retail Class	Actual	$1,000.00	$1,042.40	$2.83
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80
Institutional Class	Actual	$1,000.00	$1,043.50	$2.06
	Hypothetical (5% return before expenses)	$1,000.00	$1,023.19	$2.04
Westcore Colorado Tax-Exempt Fund
Retail Class	Actual	$1,000.00	$1,053.20	$3.36
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

(1) Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

     Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The S&P 500® Index is comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index consists of the 1,000 largest U.S. Incorporated companies based on total market capitalization.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

The Russell 1000® Growth Index measures the performance of the largest 1,000 firms in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Index measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3,000 largest U.S. incorporated companies based on total market capitalization.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000 Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 3000 Index represents 98% of the investable U.S. equity market.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The MSCI EAFE® Small-Cap Index is an unmanaged market-capitalization-weighted index that represents the performance of smaller capitalization companies in developed stock markets outside of North America. The index targets all companies with market capitalization below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float adjusted market capitalization in each market.

The Westcore Flexible Income Fund Custom Index is comprised of the Barclays Capital Long-Term Government/Corporate Bond Index from the Fund’s inception to 9/30/00 and the Barclays Capital U.S. Corporate High Yield Ba Index for the time period 10/1/00 to the most recent period end to reflect the change in the Fund’s investment strategy on 10/1/00. The Adviser believes that the Custom Index is the best benchmark measurement for historical performance over eight years.

The Barclays Capital U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB« or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Barclays Capital Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Barclays Capital 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Municipal 20 Bond Buyer Index is comprised of yields of 20 general obligation municipal bonds published weekly by The Bond Buyer. The Municipal 25 Bond Buyer Revenue Index is comprised of yields of 25 revenue bonds with 30-year maturities published weekly by The Bond Buyer.

The Lipper Large-Cap Growth Index is comprised of the 30 largest mutual funds in the Lipper Large-Cap Growth Funds classification.

The Lipper Mid-Cap Growth Index is comprised of the 30 largest mutual funds in the Lipper Mid-Cap Growth Funds classification.

The Lipper Large-Cap Core Index is comprised of the 30 largest mutual funds in the Lipper Large-Cap Core Funds classification.

The Lipper Mid-Cap Value Index is comprised of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds classification.

The Lipper Small-Cap Core Index is comprised of the 30 largest mutual funds in the Lipper Small-Cap Core Funds classification.

The Lipper Small-Cap Value Index is comprised of the 30 largest mutual funds in the Lipper Small-Cap Value Funds classification.

The Lipper International Small-Cap Index is comprised of the 30 largest mutual funds in the Lipper International Small-Cap Funds classification.

The Lipper High Current Yield Index is comprised of the 30 largest mutual funds in the Lipper High Current Yield Funds classification.

The Lipper Intermediate Investment Grade Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Debt Funds classification.

The Lipper Intermediate Municipal Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Municipal Debt Funds classification.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Barra is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Barclays Capital is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Lipper Inc. is the source and owner of the Lipper Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

     Top 5/Bottom 5 Stock Performance Calculation Methodology

The Calculation methodology used to construct this chart took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the Measurement Period, and the Chart reflects consistently the results of the Calculation. The Calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the Total Investments) of each holding multiplied by the rate of return for that holding during 2011.

     Morningstar Disclosures

©2012 Morningstar, Inc. All Rights Reserved. The information contained herein is: (1) proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/11 and are subject to change every month. For each fund with at least a 3-year history, Morningstar calculates a rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive a Morningstar RatingTM of 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. During periods on which ratings are based, service providers of the Fund waived fees. This waiver had a material impact on the funds’ average annual returns. In the absence of fee waivers, performance would have been reduced.

     Definitions of Terms

Beta – A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Credit Quality Rating – A rating of an individual bond as determined by a private, independent rating agency such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA” to lowest, “D”.

Duration – A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth – Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity – A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets – Westcore International Small-Cap Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Market Capitalization – The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration – A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings – The Number of Holdings presented excludes short-term investments including money market mutual funds.

Portfolio Turnover Rate – A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio – The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio – The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio – The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

Quantitative Easing – A monetary policy that the Federal Reserve, and other central banks, pursue to increase the supply of money and thereby expand liquidity in the hopes of fostering stronger growth.

REIT – A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE) – A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

SEC Yield – The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

Weighted Average – An average that takes into account the proportional relevance of each component, rather than treating each component equally.

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 800.392.CORE (2673).

Number of
Funds in Fund
		Term of Office			Complex
	Position(s) Held	and Length			Overseen by	Other Directorships
Name, Address and Age (1)	with the Trust	of Time Served (2)		Principal Occupation(s)	Trustee (3)	Held by Trustee (4)

INTERESTED TRUSTEE
John A. DeTore, CFA (5)	Trustee	Since Dec. 31, 2009	■	CEO/Founder, United Alpha, LLC, (investment	12	None
Age 53				management) 2003-present
			■	CIO, GRT United Alpha, LLC, (investment
management) 2006-present
			■	CIO, Denver Alternatives, (an investment
management division of Denver Investments)
2009-2011
			■	Managing Director/Director of Strategic
R&D, Putnam Investments, (investment
management) 1999-2000
			■	Managing Director/Director of Quantitative
Analysis & Equity Product Development,
Putnam Investments, (investment
management) 1994-1999.
INDEPENDENT TRUSTEES
Jack D. Henderson	Chairman and	Since June 15, 1982	■	Attorney, Jack D. Henderson, Self-Employed	12	None
Age 84	Trustee			Attorney-at-Law, 1952-present.
Mary K. Anstine	Trustee	Since Feb. 22, 2006	■	Retired, September 2004-present	12	Ms. Anstine is a Trustee
Age 71			■	President/Chief Executive Officer, HealthOne		of ALPS ETF Trust
				Alliance (hospitals) 1994-2004		(7 funds); Financial
			■	Various positions leading to Executive Vice		Investors Trust (17 funds);
				President, First Interstate Bank Corporation		Financial Investors
				and predecessors (banking) 1961-1994.		Variable Insurance Trust
(5 funds); and Reaves
Utility Income Fund
(1 fund).
Rick A. Pederson(6)	Trustee	Since Feb. 13, 2007	■	Principal, The Pauls Corporation (real estate	12	Mr. Pederson is a
Age 59				development) 2008-present		Trustee of ALPS ETF
			■	Partner, Bow River Capital Partners (a private		Trust (7 funds).
equity investment manager) 2003-present
			■	President, Foundation Properties, Inc. (a real
estate investment management company)
1994-present
			■	Chairman, Ross Consulting Group (real estate
advisory services) 1982-present

(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.
(3)	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Dunham Small-Cap Value Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund (formerly, RiverSource Partners Variable Portfolio Small-Cap Value Fund) and the Northern Trust Multi-Manager Small-Cap Fund, which are also advised by Denver Investments.
(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	Mr. DeTore is deemed an “Interested Trustee” by virtue of having served as an officer of a division of Denver Investments.
(6)	Mr. Pederson also served as a director of ALPS Holdings, Inc., parent of ALPS Fund Services, Inc. and of ALPS Distributors, Inc., until September 30, 2005.

Number of
Funds in Fund
		Term of Office and			Complex
	Position(s) Held	Length			Overseen by	Other Directorships
Name, Address and Age (1)	with the Trust	of Time Served (2)		Principal Occupation(s)	Trustee (3)	Held by Trustee (4)

INDEPENDENT TRUSTEES (continued)
James A. Smith	Trustee	Since Dec. 31, 2009	■	Private Equity Consultant, 2003-present	12	None
Age 59			■	Trustee, the Nature Conservancy, (non
profit) July 2007-present
			■	Chairman, Yellow Pages Group of New
Zealand (yellow pages) May 2007-May 2009
			■	Chairman and CEO, StellarOne Corp.,
(software development company) 2003
			■	Executive VP Consumer Markets, Qwest
Communications, (telecommunications
industry) 2001-2002
			■	President and CEO Qwest Dex, (yellow
pages) 1997-2001
			■	Various positions leading to Vice
President with US West and affiliated and
predecessor entities (telecommunications
industry) 1979-1997.
Douglas M. Sparks	Trustee	Since Dec. 31, 2009	■	Retired, 2000-present	12	None
CPA (Inactive)			■	General Manager, Mister Remo of
Age 68				California, Inc., (apparel manufacturing)
1998-2000
			■	Partner, Ernst & Young LLP, (public
accounting) 1981-1995
			■	Senior Manager, Ernst & Young LLP,
(public accounting) 1977-1981
			■	Staff Professional, Ernst & Young LLP,
(public accounting) 1968-1977.
Janice M. Teague, CPA	Trustee	Since Feb. 13, 2007	■	Retired, June 2003-present	12	None
Age 58			■	Vice President, Secretary and Assistant
Secretary, Berger Financial Group LLC,
(investment management) October 1996-
May 2003
			■	Vice President, Secretary and Assistant
Secretary, Berger Funds, (investment
management) September 1996-May 2003
			■	Vice President and Secretary, Berger
Distributors, LLC, (investment
management) August 1998-May 2003.

(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.
(3)	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Dunham Small-Cap Value Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund (formerly, RiverSource Partners Variable Portfolio Small-Cap Value Fund) and the Northern Trust Multi-Manager Small-Cap Fund, which are also advised by Denver Investments.
(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Number of
Funds in Fund
Complex
	Position(s) Held	Term of Office and Length			Overseen by	Other Directorships
Name, Address and Age (1)	with the Trust	of Time Served (2)		Principal Occupation(s)	Trustee (3)	Held by Trustee (4)
OFFICERS
Todger Anderson, CFA	President	Since Feb. 18, 2005	■	Chairman, Denver Investments, January	N/A	N/A
Age 67				2005-present; prior thereto, President
Denver Investments				and Director of Portfolio Management,
1225 17th Street-26th Fl.				Denver Investment Advisors, Inc.
Denver, Colorado 80202			■	Portfolio Manager, Westcore MIDCO
Growth Fund, August 1986-May 2005
			■	Portfolio Co-Manager, Westcore Select
Fund, December 2001-May 2005.

Jasper R. Frontz,	Treasurer	Since Feb. 12, 1997	■	Treasurer, November 1997-2011 and	N/A	N/A
CPA, CFA				Chief Compliance Officer September
Age 43	Chief	Since Sep. 29, 2004		2004-2011, Blue Chip Value Fund, Inc.
Denver Investments	Compliance			(mutual fund)
1225 17th Street-26th Fl.	Officer		■	Vice President, May 2000-present, and
Denver, Colorado 80202				Director of Mutual Fund Administration,
June 1997-present, Denver Investments
			■	Registered Representative, ALPS
Distributors, Inc., 1995-present.

Patrick D. Buchanan	Assistant	Since May 21, 2008	■	Senior Fund Controller, ALPS Fund	N/A	N/A
Age 40	Treasurer			Services, Inc. since October 2007
ALPS Fund Services, Inc.			■	Director of Accounting, Madison
1290 Broadway,				Capital Management LLC, (investment
Suite 1100				management) February 2005-
Denver, CO 80203				October 2007
			■	Manager of Fund Accounting, Janus
Capital Group, (investment management)
August 2003-February 2005.

Paul F. Leone	Secretary	Since May 26, 2010	■	Assistant General Counsel, ALPS Fund	N/A	N/A
Age 47				Services, Inc., since April 2010
ALPS Fund Services, Inc.			■	Deputy Chief Compliance Officer, Old Mu-
1290 Broadway,				tual Capital, October 2005-December 2009
Suite 1100			■	General Counsel/Chief Compliance
Denver, CO 80203				Officer, Wisconsin Capital Management,
January 2003-October 2005
			■	Senior Staff Attorney, INVESCO Funds
Group, May 1997-June 2002.

(1)	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

(3)	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Dunham Small-Cap Value Fund, Columbia Variable Portfolio Partners Small-Cap Value Fund (formerly, RiverSource Partners Variable Portfolio Small-Cap Value Fund) and the Northern Trust Multi-Manager Small-Cap Fund, which are also advised by Denver Investments.

(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

WESTCORE GROWTH FUND AS OF DECEMBER 31, 2011

	Shares	Market Value
COMMON STOCKS		97.71%
Consumer Discretionary		16.72%
Hotels, Restaurants & Leisure		5.17%
Las Vegas Sands Corp.**	33,280	$1,422,054
Panera Bread Co. -
Class A**	7,600	1,075,020
Starbucks Corp.	22,065	1,015,211
		3,512,285

Internet & Catalog Retail		2.96%
Amazon.com Inc.**	6,480	1,121,688
Priceline.com Inc.**	1,902	889,585
		2,011,273

Media		1.67%
CBS Corp. - Class B	41,744	1,132,932

Multiline Retail		1.35%
Nordstrom Inc.	18,465	917,895

Specialty Retail		3.81%
Home Depot Inc.	33,000	1,387,320
TJX Cos. Inc.	18,633	1,202,760
		2,590,080

Textiles Apparel & Luxury Goods		1.76%
Coach Inc.	19,583	1,195,346

Total Consumer Discretionary
(Cost $8,188,028)		11,359,811

Consumer Staples		5.22%
Food & Staples Retailing		2.11%
Whole Foods Market Inc.	20,573	1,431,469

Personal Products		3.11%
The Estee Lauder Cos.
Inc. - Class A	7,300	819,936
Herbalife Ltd.
(Cayman Islands)	25,095	1,296,659
		2,116,595

Total Consumer Staples
(Cost $2,434,556)		3,548,064

Energy		10.70%
Energy Equipment & Services		1.92%
Schlumberger Ltd.	19,124	1,306,361

	Shares	Market Value
Oil Gas & Consumable Fuels		8.78%
Anadarko Petroleum
Corp.	12,653	$965,803
Cabot Oil & Gas Corp.	11,143	845,754
Concho Resources Inc.**	12,200	1,143,750
Continental Resources
Inc.**	15,800	1,054,018
EOG Resources Inc.	12,900	1,270,779
Royal Dutch Shell PLC -
ADR (Netherlands)	9,400	687,046
		5,967,150

Total Energy
(Cost $6,969,509)		7,273,511

Financials		7.87%
Capital Markets		3.06%
Affiliated Managers
Group Inc.**	9,700	930,715
BlackRock Inc.	6,447	1,149,113
		2,079,828

Commercial Banks		1.40%
US Bancorp	35,214	952,539

Diversified Financial Services		1.20%
The NASDAQ OMX
Group Inc.**	33,400	818,634

Real Estate Investment Trusts (REITs)		2.21%
American Tower Corp. -
Class A	24,979	1,498,990

Total Financials
(Cost $5,008,763)		5,349,991

Health Care		8.04%
Biotechnology		2.39%
Alexion Pharmaceuticals
Inc.**	10,242	732,303
Celgene Corp.**	13,165	889,954
		1,622,257

Health Care Providers & Services		1.65%
Humana Inc.	12,801	1,121,495

	Shares	Market Value
Pharmaceuticals		4.00%
Allergan Inc.	16,299	$1,430,074
Endo Pharmaceuticals
Holdings Inc.**	19,300	666,429
Perrigo Co.	6,369	619,704
		2,716,207

Total Health Care
(Cost $4,409,062)		5,459,959

Industrials		14.08%
Aerospace & Defense		7.33%
Honeywell International
Inc.	24,810	1,348,423
Precision Castparts Corp.	7,729	1,273,662
TransDigm Group Inc.**	12,103	1,158,015
United Technologies
Corp.	16,378	1,197,068
		4,977,168

Electrical Equipment		1.74%
AMETEK Inc.	28,116	1,183,684

Machinery		2.22%
Caterpillar Inc.	16,613	1,505,138

Road & Rail		2.79%
J.B. Hunt Transport
Services Inc.	25,400	1,144,778
Norfolk Southern Corp.	10,340	753,372
		1,898,150

Total Industrials
(Cost $7,411,457)		9,564,140

Information Technology		31.98%
Communications Equipment		5.01%
Juniper Networks Inc.**	27,500	561,275
Polycom Inc.**	31,200	508,560
QUALCOMM Inc.	42,681	2,334,651
		3,404,486

Computers & Peripherals		8.90%
Apple Inc.**	14,937	6,049,485

Internet Software & Services		5.75%
Equinix Inc.**	13,000	1,318,200
Google Inc. - Class A**	4,005	2,586,829
		3,905,029

WESTCORE GROWTH FUND AS OF DECEMBER 31, 2011 (continued)

	Shares	Market Value
IT Services		4.03%
Accenture PLC - Class A
(Ireland)	16,569	$881,968
Alliance Data Systems
Corp.**	12,148	1,261,448
Teradata Corp.**	12,300	596,673
		2,740,089

Semiconductors & Semiconductor
Equipment		4.93%
Altera Corp.	38,110	1,413,881
Analog Devices Inc.	26,140	935,289
Lam Research Corp.**	26,971	998,467
		3,347,637

Software		3.36%
Oracle Corp.	60,691	1,556,724
VMware Inc. - Class A**	8,732	726,415
		2,283,139

Total Information Technology
(Cost $15,128,560)		21,729,865

Materials		3.10%
Chemicals		1.54%
FMC Corp.	12,200	1,049,688

Metals & Mining		1.56%
Cliffs Natural
Resources Inc.	17,000	1,059,950

Total Materials
(Cost $2,035,510)		2,109,638

Total Common Stocks
(Cost $51,585,445)		66,394,979

MONEY MARKET MUTUAL FUNDS		2.37%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	1,609,224	1,609,224

Total Money Market Mutual Funds
(Cost $1,609,224)		1,609,224

	Market Value
Total Investments
(Cost $53,194,669)	100.08%	$68,004,203

Liabilities in Excess of
Other Assets	(0.08%)	(55,948)

Net Assets	100.00%	$67,948,255

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**Non-income producing security.

See Notes to Financial Statements.

WESTCORE MIDCO GROWTH FUND AS OF DECEMBER 31, 2011

	Shares	Market Value
COMMON STOCKS		99.07%
Consumer Discretionary		17.62%
Diversified Consumer Services		2.06%
Apollo Group Inc. -
Class A**	51,600	$2,779,692

Hotels, Restaurants & Leisure		1.74%
International Game
Technology	137,100	2,358,120

Multiline Retail		3.91%
Big Lots Inc.**	17,200	649,472
Kohl’s Corp.	49,400	2,437,890
Nordstrom Inc.	44,300	2,202,153
		5,289,515

Specialty Retail		7.57%
Bed Bath & Beyond
Inc.**	21,600	1,252,152
Express Inc.**	30,900	616,146
Ross Stores Inc.	38,700	1,839,411
Signet Jewelers Ltd.
(Bermuda)	71,300	3,134,348
TJX Cos. Inc.	52,400	3,382,420
		10,224,477

Textiles, Apparel & Luxury Goods		2.34%
Deckers Outdoor
Corp.**	12,500	944,625
The Warnaco Group
Inc.**	44,300	2,216,772
		3,161,397

Total Consumer Discretionary
(Cost $20,484,040)		23,813,201

Consumer Staples		2.01%
Beverages		1.20%
Dr Pepper Snapple
Group Inc.	41,200	1,626,576

Food Products		0.81%
Mead Johnson
Nutrition Co.	15,900	1,092,807

Total Consumer Staples
(Cost $2,389,131)		2,719,383

	Shares	Market Value
Energy		8.25%
Energy Equipment & Services		3.70%
Helmerich & Payne Inc.	43,000	$2,509,480
Oil States International
Inc.**	32,700	2,497,299
		5,006,779

Oil, Gas & Consumable Fuels		4.55%
Bill Barrett Corp.**	35,700	1,216,299
SM Energy Co.	35,200	2,573,120
Whiting Petroleum
Corp.**	50,600	2,362,514
		6,151,933

Total Energy
(Cost $9,852,594)		11,158,712

Financials		3.10%
Commercial Banks		3.10%
Comerica Inc.	91,100	2,350,380
Zions Bancorporation	113,000	1,839,640
		4,190,020

Total Financials
(Cost $4,896,167)		4,190,020

Health Care		22.45%
Biotechnology		4.68%
Amylin
Pharmaceuticals
Inc.**	97,100	1,104,998
Cubist
Pharmaceuticals
Inc.**	34,400	1,362,928
Incyte Corp.**	151,300	2,271,013
Onyx Pharmaceuticals
Inc.**	36,100	1,586,595
		6,325,534

Health Care Equipment &
Supplies		8.25%
Sirona Dental Systems
Inc.**	36,100	1,589,844
St. Jude Medical Inc.	76,500	2,623,950
Thoratec Corp.**	74,300	2,493,508
Varian Medical
Systems Inc.**	66,200	4,444,006
		11,151,308

	Shares	Market Value
Health Care Providers & Services		6.07%
Coventry Health Care
Inc.**	50,500	$1,533,685
DaVita Inc.**	22,150	1,679,191
HCA Holdings Inc.**	71,800	1,581,754
MEDNAX Inc.**	47,300	3,406,073
		8,200,703

Pharmaceuticals		3.45%
Endo Pharmaceuticals
Holdings Inc.**	98,900	3,415,017
Questcor
Pharmaceuticals
Inc.**	30,100	1,251,558
		4,666,575

Total Health Care
(Cost $27,753,307)		30,344,120

Industrials		11.74%
Aerospace & Defense		1.83%
BE Aerospace Inc.**	36,200	1,401,302
Spirit Aerosystems
Holdings Inc. -
Class A**	51,600	1,072,248
		2,473,550

Building Products		0.99%
Owens Corning**	46,800	1,344,096

Commercial Services & Supplies		1.16%
Clean Harbors Inc.**	24,500	1,561,385

Electrical Equipment		1.93%
Cooper Industries PLC	25,400	1,375,410
Thomas & Betts Corp.**	22,670	1,237,782
		2,613,192

Machinery		0.77%
SPX Corp.	17,200	1,036,644

Marine		1.36%
Kirby Corp.**	27,900	1,836,936

Road & Rail		3.70%
Ryder System Inc.	61,900	3,289,366
Werner Enterprise Inc.	70,900	1,708,690
		4,998,056

Total Industrials
(Cost $14,054,329)		15,863,859

WESTCORE MIDCO GROWTH FUND AS OF DECEMBER 31, 2011 (continued)

	Shares	Market Value
Information Technology		27.65%
Communications Equipment		1.47%
Adtran Inc.	43,400	$1,308,944
F5 Networks Inc.**	6,400	679,168
		1,988,112

Computers & Peripherals		3.13%
NetApp Inc.**	44,300	1,606,761
SanDisk Corp.**	53,300	2,622,893
		4,229,654

Internet Software & Services		3.36%
LinkedIn Corp. -
Class A**	28,400	1,789,484
VeriSign Inc.	76,900	2,746,868
		4,536,352

Semiconductors &
Semiconductor Equipment		10.10%
Atmel Corp.**	172,900	1,400,490
Avago Technologies
Ltd. (Singapore)	46,000	1,327,560
Cypress Semiconductor
Corp.**	81,600	1,378,224
KLA-Tencor Corp.	55,900	2,697,175
Lam Research Corp.**	53,700	1,987,974
Maxim Integrated
Products Inc.	89,800	2,338,392
NVIDIA Corp.**	181,900	2,521,134
		13,650,949

Software		9.59%
Activision Blizzard Inc.	141,400	1,742,048
Autodesk Inc.**	78,200	2,371,806
Citrix Systems Inc.**	44,700	2,714,184
MICROS Systems Inc.**	46,000	2,142,680
Rovi Corp.**	76,100	1,870,538
TIBCO Software Inc.**	88,900	2,125,599
		12,966,855

Total Information Technology
(Cost $39,841,952)		37,371,922

Materials		6.25%
Chemicals		5.19%
Albemarle Corp.	38,700	1,993,437
Cytec Industries Inc.	26,200	1,169,830
FMC Corp.	29,600	2,546,784
Rockwood Holdings
Inc.**	33,100	1,303,147
		7,013,198

	Shares	Market Value
Metals & Mining		1.06%
Compass Minerals
International Inc.	15,000	$1,032,750
Walter Energy Inc.	6,600	399,696
		1,432,446

Total Materials
(Cost $7,209,506)		8,445,644

Total Common Stocks
(Cost $126,481,026)		133,906,861

MONEY MARKET MUTUAL FUNDS		0.06%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	79,976	79,976

Total Money Market Mutual Funds
(Cost $79,976)		79,976

Total Investments
(Cost $126,561,002)	99.13%	133,986,837

Other Assets in Excess
of Liabilities	0.87%	1,170,597

Net Assets	100.00%	$135,157,434

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

**Non-income producing security.

See Notes to Financial Statements.

WESTCORE SELECT FUND AS OF DECEMBER 31, 2011

	Shares	Market Value
COMMON STOCKS		95.09%
Consumer Discretionary		29.93%
Diversified Consumer Services		4.14%
Apollo Group Inc. -
Class A**	523,900	$28,222,493

Hotels, Restaurants & Leisure		4.11%
International Game
Technology	1,628,425	28,008,910

Multiline Retail		8.47%
Kohl’s Corp.	648,556	32,006,239
Nordstrom Inc.	516,800	25,690,128
		57,696,367

Specialty Retail		9.82%
The Childrens Place
Retail Stores
Inc.**	375,900	19,967,808
TJX Cos. Inc.	726,900	46,921,395
		66,889,203

Textiles, Apparel & Luxury Goods		3.39%
The Warnaco Group
Inc.**	460,900	23,063,436

Total Consumer Discretionary
(Cost $187,958,697)		203,880,409

Energy		3.67%
Oil, Gas & Consumable Fuels		3.67%
Whiting Petroleum
Corp.**	536,000	25,025,840

Total Energy
(Cost $29,782,846)		25,025,840

Financials		7.86%
Commercial Banks		7.86%
Comerica Inc.	1,098,800	28,349,040
Zions Bancorporation	1,549,400	25,224,232
		53,573,272

Total Financials
(Cost $52,757,679)		53,573,272

	Shares	Market Value
Health Care		21.17%
Health Care Equipment & Supplies		13.18%
St. Jude Medical Inc.	713,900	$24,486,770
Thoratec Corp.**	682,600	22,908,056
Varian Medical
Systems Inc.**	630,800	42,345,604
		89,740,430

Health Care Providers & Services		3.00%
Coventry Health Care
Inc.**	576,232	17,500,166
MEDNAX Inc.**	40,922	2,946,793
		20,446,959

Pharmaceuticals		4.99%
Endo Pharmaceuticals
Holdings Inc.**	984,600	33,998,238

Total Health Care
(Cost $148,567,662)		144,185,627

Industrials		6.16%
Aerospace & Defense		0.99%
BE Aerospace Inc.**	83,547	3,234,104
Spirit Aerosystems
Holdings Inc. -
Class A**	168,800	3,507,664
		6,741,768

Road & Rail		5.17%
Ryder System Inc.	663,300	35,247,762

Total Industrials
(Cost $40,803,523)		41,989,530

Information Technology		26.30%
Computers & Peripherals		3.47%
SanDisk Corp.**	480,000	23,620,800

Semiconductors & Semiconductor
Equipment		11.64%
Lam Research Corp.**	569,000	21,064,380
Maxim Integrated
Products Inc.	1,249,900	32,547,396
NVIDIA Corp.**	1,851,800	25,665,948
		79,277,724

	Shares	Market Value
Software		11.19%
Autodesk Inc.**	606,100	$18,383,013
Citrix Systems Inc.**	481,430	29,232,430
Take-Two Interactive
Software Inc.**	2,111,062	28,604,890
		76,220,333

Total Information Technology
(Cost $188,046,515)		179,118,857

Total Common Stocks
(Cost $647,916,922)		647,773,535

MONEY MARKET MUTUAL FUNDS		4.29%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	29,200,834	29,200,834

Total Money Market Mutual Funds
(Cost $29,200,834)		29,200,834

Total Investments
(Cost $677,117,756)	99.38%	676,974,369

Other Assets in Excess
of Liabilities	0.62%	4,225,906

Net Assets	100.00%	$681,200,275

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE BLUE CHIP FUND AS OF DECEMBER 31, 2011

	Shares	Market Value
COMMON STOCKS		98.78%
Basic Materials		5.56%
Chemicals		1.62%
Ecolab Inc.	19,400	$1,121,514

Forestry & Paper		2.94%
Ball Corp.	35,380	1,263,420
International Paper Co.	25,950	768,120
		2,031,540

Specialty Chemicals		1.00%
Air Products &
Chemicals Inc.	8,100	690,039

Total Basic Materials
(Cost $2,910,924)		3,843,093

Capital Goods		3.68%
Aerospace & Defense		2.71%
General Dynamics Corp.	13,600	903,176
Raytheon Co.	20,100	972,438
		1,875,614

Industrial Products		0.97%
Xylem Inc.	26,000	667,940

Total Capital Goods
(Cost $2,365,032)		2,543,554

Commercial Services		3.90%
Business Products & Services		1.54%
Quanta Services Inc.**	49,300	1,061,922

IT Services		0.61%
Accenture PLC - Class A
(Ireland)	8,000	425,840

Transaction Processing		1.75%
The Western Union Co.	66,200	1,208,812

Total Commercial Services
(Cost $2,433,558)		2,696,574

Communications		1.07%
Telecomm Equipment & Solutions		1.07%
QUALCOMM Inc.	13,500	738,450

Total Communications
(Cost $593,121)		738,450

	Shares	Market Value
Consumer Cyclical		14.99%
Apparel & Footwear Manufacturing		1.92%
Nike Inc. - Class B	7,200	$693,864
VF Corp.	5,000	634,950
		1,328,814

Cable, Satellite & Telecomm
Services		3.50%
DIRECTV - Class A**	24,400	1,043,344
DISH Network Corp. -
Class A	48,300	1,375,584
		2,418,928

Department Stores		2.24%
Macy’s Inc.	48,100	1,547,858

General Merchandise		3.48%
Wal-Mart Stores Inc.	40,300	2,408,328

Recreation & Leisure		2.04%
Mattel Inc.	50,700	1,407,432

Specialty Retail		1.81%
Lowe’s Cos. Inc.	49,300	1,251,234

Total Consumer Cyclical
(Cost $8,804,966)		10,362,594

Consumer Staples		10.74%
Beverages: Non-Alcoholic		1.88%
Dr Pepper Snapple
Group Inc.	32,900	1,298,892

Consumer Products		2.39%
Colgate-Palmolive Co.	17,900	1,653,781

Food & Agricultural Products		6.47%
Campbell Soup Co.	33,800	1,123,512
HJ Heinz Co.	28,100	1,518,524
Unilever N.V.
(Netherlands)	53,100	1,825,047
		4,467,083

Total Consumer Staples
(Cost $6,725,600)		7,419,756

Energy		12.03%
Exploration & Production		4.87%
Marathon Oil Corp.	41,400	1,211,778
Occidental Petroleum
Corp.	22,980	2,153,226
		3,365,004

	Shares	Market Value
Integrated Oils		1.84%
Exxon Mobil Corp.	15,000	$1,271,400

Oil Services		4.32%
Ensco PLC - ADR
(United Kingdom)	18,800	882,096
National Oilwell
Varco Inc.	20,600	1,400,594
Noble Corp.
(Switzerland)**	23,300	704,126
		2,986,816

Refining & Marketing		1.00%
Marathon Petroleum
Corp.	20,650	687,439

Total Energy
(Cost $6,561,509)		8,310,659

Interest Rate Sensitive		10.69%
Insurance & Real Estate Brokers		2.03%
AON Corp.	30,000	1,404,000

Property Casualty Insurance		5.11%
ACE Ltd. (Switzerland)	32,800	2,299,936
The Chubb Corp.	17,800	1,232,116
		3,532,052

Regional Banks		3.55%
PNC Financial Services
Group Inc.	14,300	824,681
SunTrust Banks Inc.	45,900	812,430
Wells Fargo & Co.	29,500	813,020
		2,450,131

Total Interest Rate Sensitive
(Cost $7,011,278)		7,386,183

Medical/Healthcare		10.63%
Healthcare Services		0.95%
AmerisourceBergen
Corp.	17,600	654,544

WESTCORE BLUE CHIP FUND AS OF DECEMBER 31, 2011 (continued)

	Shares	Market Value
Pharmaceuticals		9.68%
Abbott Laboratories	30,250	$1,700,957
Amgen Inc.	26,500	1,701,565
Forest Laboratories Inc.**	45,550	1,378,343
Pfizer Inc.	88,362	1,912,154
		6,693,019

Total Medical/Healthcare
(Cost $6,343,364)		7,347,563

Technology		15.60%
Computer Software		7.77%
Activision Blizzard Inc.	144,700	1,782,704
Microsoft Corp.	84,200	2,185,832
Symantec Corp.**	89,500	1,400,675
		5,369,211

PC’s & Servers		5.35%
Dell Inc.**	68,000	994,840
International Business
Machines Corp.	14,700	2,703,036
		3,697,876

Semiconductors		2.48%
Avago Technologies Ltd.
(Singapore)	32,800	946,608
Intel Corp.	31,600	766,300
		1,712,908

Total Technology
(Cost $9,398,316)		10,779,995

Transportation		4.79%
Railroads		4.79%
Norfolk Southern Corp.	15,750	1,147,545
Union Pacific Corp.	20,400	2,161,176
		3,308,721

Total Transportation
(Cost $2,079,174)		3,308,721

Utilities		5.10%
Independent Power		2.06%
Exelon Corp.	16,100	698,257
Public Service
Enterprises
Group Inc.	22,000	726,220
		1,424,477

Integrated Gas & Electric		1.19%
Dominion Resources Inc.	15,500	822,740

	Shares	Market Value
Regulated Electric		1.85%
Edison International	30,800	$1,275,120

Total Utilities
(Cost $2,903,486)		3,522,337

Total Common Stocks
(Cost $58,130,328)		68,259,479

MONEY MARKET MUTUAL FUNDS		1.31%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	908,301	908,301

Total Money Market Mutual Funds
(Cost $908,301)		908,301

Total Investments
(Cost $59,038,629)	100.09%	69,167,780

Liabilities in Excess of
Other Assets	(0.09%)	(63,634)

Net Assets	100.00%	$69,104,146

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE MID-CAP VALUE FUND AS OF DECEMBER 31, 2011

	Shares	Market Value
COMMON STOCKS		95.91%
Basic Materials		6.26%
Forestry & Paper		2.37%
International Paper Co.	20,100	$594,960
Packaging Corp.
of America	17,000	429,080
		1,024,040

Other Materials (Rubber & Plastic)		3.29%
Crown Holdings Inc.**	28,550	958,709
Owens-Illinois Inc.**	23,800	461,244
		1,419,953

Precious Metals		0.60%
Hecla Mining Co.	50,100	262,023

Total Basic Materials
(Cost $1,695,409)		2,706,016

Capital Goods		2.75%
Aerospace & Defense Suppliers		0.21%
Exelis Inc.	10,000	90,500

Electrical Equipment		0.63%
General Cable Corp.**	10,900	272,609

Industrial Products		1.91%
Avery Dennison Corp.	16,400	470,352
ITT Corp.	5,000	96,650
Xylem Inc.	10,000	256,900
		823,902

Total Capital Goods
(Cost $1,780,666)		1,187,011

Commercial Services		4.75%
Business Products & Services		3.62%
Quanta Services Inc.**	47,475	1,022,611
Xerox Corp.	68,081	541,925

		1,564,536

Environmental & Pollution Control		1.13%
Waste Connections Inc.	14,685	486,661

Total Commercial Services
(Cost $2,021,879)		2,051,197

	Shares	Market Value
Communications		2.28%
Telecomm Equipment & Solutions		2.28%
Plantronics Inc.	27,600	$983,664

Total Communications
(Cost $967,285)		983,664

Consumer Cyclical		13.60%
Apparel & Footwear Manufacturing		2.18%
VF Corp.	7,400	939,726

Cable, Satellite & Telecomm Services		3.05%
DISH Network Corp. -
Class A	46,300	1,318,624

Department Stores		3.95%
JC Penney Co. Inc.	21,200	745,180
Macy’s Inc.	29,900	962,182
		1,707,362

Motor Vehicle Parts		1.05%
Autoliv Inc. (Sweden)	8,500	454,665

Recreation & Leisure		1.74%
Mattel Inc.	27,000	749,520

Specialty Retail		1.63%
Signet Jewelers Ltd.
(Bermuda)	16,000	703,360

Total Consumer Cyclical
(Cost $4,250,013)		5,873,257

Consumer Staples		5.55%
Beverages: Non-Alcoholic		1.86%
Dr Pepper Snapple
Group Inc.	20,300	801,444

Food & Agricultural Products		3.69%
The J.M. Smucker Co.	7,700	601,909
Tyson Foods Inc. - Class A	48,150	993,816
		1,595,725

Total Consumer Staples
(Cost $1,806,725)		2,397,169

Energy		7.60%
Exploration & Production		2.17%
Forest Oil Corp.**	34,566	468,370
SM Energy Co.	6,400	467,840
		936,210

	Shares	Market Value
Oil Services		3.99%
Ensco PLC - ADR
(United Kingdom)	12,500	$586,500
Noble Corp. (Switzerland)**	15,800	477,476
Tidewater Inc.	13,400	660,620
		1,724,596

Refining & Marketing		1.44%
HollyFrontier Corp.	26,600	622,440

Total Energy
(Cost $2,975,516)		3,283,246

Interest Rate Sensitive		17.06%
Insurance & Real Estate Brokers		2.02%
AON Corp.	18,600	870,480

Life & Health Insurance		3.89%
Reinsurance Group of
America Inc.	19,341	1,010,567
Unum Group	31,800	670,026
		1,680,593

Property Casualty Insurance		8.81%
Allied World Assurance
Co. Holdings AG
(Switzerland)	15,000	943,950
Alterra Capital Holdings
Ltd. (Bermuda)	22,300	526,949
AXIS Capital Holdings Ltd.
(Bermuda)	39,000	1,246,440
PartnerRe Ltd. (Bermuda)	16,940	1,087,718
		3,805,057

Regional Banks		2.34%
Comerica Inc.	18,400	474,720
SunTrust Banks Inc.	30,400	538,080
		1,012,800

Total Interest Rate Sensitive
(Cost $6,825,308)		7,368,930

Medical/Healthcare		7.03%
Healthcare Services		5.10%
AmerisourceBergen Corp.	21,600	803,304
Covance Inc.**	8,300	379,476
Omnicare Inc.	29,600	1,019,720
		2,202,500

Pharmaceuticals		1.93%
Forest Laboratories Inc.**	27,500	832,150

WESTCORE MID-CAP VALUE FUND AS OF DECEMBER 31, 2011 (continued)

	Shares	Market Value
Total Medical/Healthcare
(Cost $2,904,256)		$3,034,650

Real Estate Investment Trusts (REITs)		7.46%
Diversified & Specialty		1.97%
Rayonier Inc.	19,000	847,970

Healthcare		2.14%
Senior Housing
Properties Trust	41,200	924,528

Office Properties		3.35%
Alexandria Real Estate
Equities Inc.	6,400	441,408
Digital Realty Trust Inc.	15,100	1,006,717
		1,448,125

Total Real Estate Investment Trusts (REITs)
(Cost $2,785,833)		3,220,623

Technology		7.54%
Computer Software		6.10%
Activision Blizzard Inc.	80,500	991,760
Symantec Corp.**	45,500	712,075
Synopsys Inc.**	34,300	932,960
		2,636,795

Semiconductors		1.44%
Avago Technologies Ltd.
(Singapore)	21,500	620,490

Total Technology
(Cost $3,152,479)		3,257,285

Utilities		14.03%
Gas Utilities		1.78%
UGI Corp.	26,155	768,957

Integrated Gas & Electric		3.00%
CenterPoint Energy Inc.	36,535	733,988
NiSource Inc.	23,600	561,916
		1,295,904

Regulated Electric		7.42%
Edison International	24,600	1,018,440
Great Plains Energy Inc.	35,800	779,724
ITC Holdings Corp.	6,700	508,396
Westar Energy Inc.	31,200	897,936
		3,204,496

	Shares	Market Value
Water Utilities		1.83%
American Water Works
Co. Inc.	24,800	$790,128

Total Utilities
(Cost $4,789,167)		6,059,485

Total Common Stocks
(Cost $35,954,536)		41,422,533

MONEY MARKET MUTUAL FUNDS		3.99%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	1,724,105	1,724,105

Total Money Market Mutual Funds
(Cost $1,724,105)		1,724,105

Total Investments
(Cost $37,678,641)	99.90%	43,146,638

Other Assets in
Excess of Liabilities	0.10%	43,018

Net Assets	100.00%	$43,189,656

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE SMALL-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2011

	Shares	Market Value
COMMON STOCKS		95.40%
Basic Materials		4.84%
Forestry & Paper		2.76%
KapStone Paper and
Packaging Corp.**	43,800	$689,412
Rock-Tenn Co. - Class A	10,500	605,850
		1,295,262

Precious Metals		0.74%
Hecla Mining Co.	66,100	345,703

Specialty Chemicals		0.57%
OM Group Inc.**	12,000	268,680

Steel		0.77%
Schnitzer Steel Industries
Inc. - Class A	8,550	361,494

Total Basic Materials
Cost $2,080,373)		2,271,139

Capital Goods		4.35%
Electrical Equipment		0.78%
General Cable Corp.**	14,695	367,522

Engineering & Construction		1.24%
EMCOR Group Inc.	21,670	580,973

Industrial Products		1.04%
EnPro Industries Inc.**	14,800	488,104

Transportation Equipment & Parts		1.29%
Twin Disc Inc.	16,600	602,912

Total Capital Goods
(Cost $1,430,607)		2,039,511

Commercial Services		5.48%
Business Products & Services		3.60%
CRA International Inc.**	25,400	503,936
CSG Systems
International Inc.**	40,900	601,639
Schawk Inc.	51,800	580,678
		1,686,253

Distributors & Wholesalers		1.88%
Central Garden & Pet Co. -
Class A**	106,100	882,752

Total Commercial Services
(Cost $2,901,060)		2,569,005

	Shares	Market Value
Communications		2.15%
Telecomm Equipment & Solutions		2.15%
Plantronics Inc.	28,300	$1,008,612

Total Communications
(Cost $934,028)		1,008,612

Consumer Cyclical		12.40%
Clothing & Accessories		6.96%
ANN Inc.**	19,730	488,909
The Cato Corp. - Class A	30,500	738,100
The Children’s Place
Retail Stores Inc.**	14,530	771,834
The Finish Line Inc. -
Class A	43,000	829,255
Perry Ellis
International Inc.**	30,600	435,132
		3,263,230

Recreation & Leisure		3.30%
JAKKS Pacific Inc.	42,300	596,853
Steiner Leisure Ltd.
(Bahamas)**	20,900	948,651
		1,545,504

Restaurants		1.22%
CEC Entertainment Inc.	16,600	571,870

Specialty Retail		0.92%
PEP Boys - Manny Moe
& Jack	39,400	433,400

Total Consumer Cyclical
(Cost $4,477,567)		5,814,004

Consumer Staples		9.80%
Consumer Products		3.38%
Elizabeth Arden Inc.**	42,810	1,585,682

Food & Agricultural Products		3.68%
Calavo Growers Inc.	32,020	822,274
Cott Corp. (Canada)**	144,300	903,318

		1,725,592

Tobacco		2.74%
Schweitzer-Mauduit
International Inc.	19,300	1,282,678

Total Consumer Staples
(Cost $3,392,087)		4,593,952

	Shares	Market Value
Energy		6.54%
Exploration & Production		4.43%
Bill Barrett Corp.**	24,900	$848,343
GeoResources Inc.**	41,900	1,228,089
		2,076,432

Oil Services		2.11%
Newpark Resources Inc.**	104,400	991,800

Total Energy
(Cost $2,765,391)		3,068,232

Interest Rate Sensitive		15.18%
Life & Health Insurance		1.97%
National Financial
Partners Corp.**	68,500	926,120

Other Banks		5.06%
Berkshire Hills Bancorp
Inc.	23,700	525,903
First Midwest Bancorp Inc.	53,000	536,890
FNB Corp.	75,900	858,429
PacWest Bancorp	23,810	451,199
		2,372,421

Property Casualty Insurance		7.34%
Allied World Assurance
Co. Holdings AG
(Switzerland)	16,300	1,025,759
Alterra Capital Holdings
Ltd. (Bermuda)	40,910	966,703
The Hanover Insurance
Group Inc.	13,500	471,825
Meadowbrook Insurance
Group Inc.	91,482	977,028
		3,441,315

Securities & Asset Management		0.81%
Investment Technology
Group Inc.**	35,100	379,431

Total Interest Rate Sensitive
(Cost $6,317,428)		7,119,287

Medical/Healthcare		14.28%
Healthcare Services		3.61%
LifePoint Hospitals Inc.**	26,800	995,620
PAREXEL International
Corp.**	33,500	694,790
		1,690,410

WESTCORE SMALL-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2011 (continued)

	Shares	Market Value
Medical Products & Supplies		3.32%
Orthofix International N.V.
(Netherlands)**	28,050	$988,202
STERIS Corp.	19,120	570,158
		1,558,360

Medical Technology		2.44%
ZOLL Medical Corp.**	18,100	1,143,558

Pharmaceuticals		4.91%
Medicis Pharmaceutical
Corp. - Class A	36,800	1,223,600
Myriad Genetics Inc.**	51,500	1,078,410
		2,302,010

Total Medical/Healthcare
(Cost $5,434,064)		6,694,338

Real Estate Investment Trusts (REITs)		4.77%
Hotel		1.04%
Chesapeake Lodging Trust	31,400	485,444

Multi-Family		1.13%
Associated Estates
Realty Corp.	33,300	531,135

Office Industrial		1.52%
PS Business Parks Inc.	12,865	713,107

Retail Properties		1.08%
Retail Opportunity
Investments Corp.	42,800	506,752

Total Real Estate Investment Trusts (REITs)
(Cost $1,885,414)		2,236,438

Technology		11.27%
Computer Software		7.00%
Keynote Systems Inc.	26,300	540,202
Manhattan Associates Inc.**	17,600	712,448
Net 1 UEPS Technologies
Inc. (South Africa)**	62,400	478,608
Parametric Technology
Corp.**	34,100	622,666
Take-Two Interactive
Software Inc.**	68,400	926,820
		3,280,744

Electronic Equipment		0.91%
Belden Inc.	12,850	427,648

	Shares	Market Value
Semiconductor Cap Equipment		1.14%
Amkor Technology Inc.**	122,635	$534,689

Semiconductors		2.22%
Standard Microsystems
Corp.**	40,290	1,038,273

Total Technology
(Cost $5,159,082)		5,281,354

Transportation		1.64%
Trucking, Shipping & Air Freight		1.64%
Marten Transport Ltd.	42,700	768,173

Total Transportation
(Cost $872,704)		768,173

Utilities		2.70%
Gas Utilities		1.13%
South Jersey Industries Inc.	9,320	529,469

Regulated Electric		1.57%
Westar Energy Inc.	25,630	737,631

Total Utilities
(Cost $845,190)		1,267,100

Total Common Stocks
(Cost $38,494,995)		44,731,145

MONEY MARKET MUTUAL FUNDS		4.70%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	2,200,851	2,200,851

Total Money Market Mutual Funds
(Cost $2,200,851)		2,200,851

Total Investments
(Cost $40,695,846)	100.10%	46,931,996

Liabilities in Excess of
Other Assets	(0.10%)	(45,434)

Net Assets	100.00%	$46,886,562

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE SMALL-CAP VALUE FUND AS OF DECEMBER 31, 2011

	Shares	Market Value
COMMON STOCKS		95.61%
Basic Materials		5.82%
Chemicals		1.13%
Innophos Holdings Inc.	67,100	$3,258,376

Forestry & Paper		2.20%
Buckeye Technologies Inc.	190,000	6,353,600

Specialty Chemicals		1.46%
Cabot Corp.	131,300	4,219,982

Steel		1.03%
Schnitzer Steel
Industries Inc. -
Class A	70,900	2,997,652

Total Basic Materials
(Cost $12,683,745)		16,829,610

Capital Goods		6.28%
Aerospace & Defense Suppliers		2.73%
Alliant Techsystems Inc.	62,600	3,578,216
Cubic Corp.	33,530	1,461,573
Curtiss-Wright Corp.	81,061	2,863,885
		7,903,674

Electrical Equipment		3.55%
A.O. Smith Corp.	135,350	5,430,242
Franklin Electric Co. Inc.	110,665	4,820,567
		10,250,809

Total Capital Goods
(Cost $15,928,787)		18,154,483

Commercial Services		4.36%
Business Products & Services		4.36%
The Brink’s Co.	201,200	5,408,256
Ennis Inc.	125,110	1,667,716
Maximus Inc.	134,100	5,545,035
		12,621,007

Total Commercial Services
(Cost $11,233,905)		12,621,007

Communications		3.14%
Telecomm Equipment & Solutions		3.14%
Plantronics Inc.	254,393	9,066,567

Total Communications
(Cost $8,597,359)		9,066,567

	Shares	Market Value
Consumer Cyclical		11.35%
Apparel & Footwear Manufacturing		1.06%
The Jones Apparel
Group Inc.	290,600	$3,065,830

Clothing & Accessories		3.03%
The Finish Line Inc. -
Class A	271,200	5,230,092
Stage Stores Inc.	253,660	3,523,337
		8,753,429

Consumer Durables		1.59%
The Toro Co.	75,700	4,591,962

Department Stores		0.95%
Dillard’s Inc. - Class A	61,500	2,760,120

Motor Vehicle Parts		1.30%
Cooper Tire & Rubber Co.	268,200	3,757,482

Other Consumer Services		1.40%
Regis Corp.	245,600	4,064,680

Restaurants		2.02%
Bob Evans Farms Inc.	174,255	5,844,513

Total Consumer Cyclical
(Cost $27,748,649)		32,838,016

Consumer Staples		5.31%
Food & Agricultural Products		1.61%
Sensient Technologies
Corp.	122,900	4,657,910

Grocery & Convenience		1.26%
Casey’s General Stores
Inc.	70,600	3,636,606

Tobacco		2.44%
Schweitzer-Mauduit
International Inc.	106,200	7,058,052

Total Consumer Staples
(Cost $13,355,882)		15,352,568

Energy		5.37%
Exploration & Production		1.34%
Berry Petroleum Co. -
Class A	92,000	3,865,840

	Shares	Market Value
Oil Services		4.03%
Bristow Group Inc.	125,700	$5,956,923
Tidewater Inc.	115,700	5,704,010
		11,660,933

Total Energy
(Cost $14,888,867)		15,526,773

Interest Rate Sensitive		25.69%
Life & Health Insurance		5.06%
American Equity
Investment Life
Holding Co.	471,550	4,904,120
Protective Life Corp.	298,960	6,744,538
StanCorp Financial
Group Inc.	81,100	2,980,425
		14,629,083

Other Banks		9.46%
Bank of the Ozarks Inc.	122,900	3,641,527
Community Bank
System Inc.	141,600	3,936,480
Fulton Financial Corp.	572,700	5,618,187
Trustmark Corp.	167,600	4,071,004
Westamerica Bancorp	130,720	5,738,608
Wintrust Financial Corp.	154,700	4,339,335
		27,345,141

Property Casualty Insurance		7.26%
Alterra Capital Holdings
Ltd. (Bermuda)	269,265	6,362,732
Endurance Specialty
Holdings Ltd.
(Bermuda)	190,000	7,267,500
Kemper Corp.	100,600	2,938,526
Platinum Underwriters
Holdings Ltd.
(Bermuda)	129,575	4,419,803
		20,988,561

Specialty Finance		2.95%
Cash America
International Inc.	67,660	3,154,986
GATX Corp.	123,445	5,389,608
		8,544,594

Thrifts		0.96%
Astoria Financial Corp.	326,900	2,775,381

Total Interest Rate Sensitive
(Cost $63,748,402)		74,282,760

WESTCORE SMALL-CAP VALUE FUND AS OF DECEMBER 31, 2011 (continued)

	Shares	Market Value
Medical/Healthcare		8.88%
Healthcare Services		1.96%
Owens & Minor Inc.	203,665	$5,659,850

Medical Products & Supplies		4.62%
Meridian Bioscience Inc.	197,875	3,727,965
STERIS Corp.	106,150	3,165,393
West Pharmaceutical
Services Inc.	170,400	6,466,680
		13,360,038

Pharmaceuticals		2.30%
Medicis Pharmaceutical
Corp. - Class A	200,300	6,659,975

Total Medical/Healthcare
(Cost $24,096,492)		25,679,863

Real Estate Investment Trusts (REITs)		7.81%
Healthcare		1.40%
LTC Properties Inc.	131,285	4,051,455

Multi-Family		2.89%
American Campus
Communities Inc.	92,200	3,868,712
Equity Lifestyle
Properties Inc.	67,100	4,474,899
		8,343,611

Office Properties		3.52%
Brandywine Realty Trust	416,300	3,954,850
First Potomac Realty
Trust	217,700	2,840,985
Government Properties
Income Trust	150,300	3,389,265
		10,185,100

Total Real Estate Investment Trusts (REITs)
(Cost $19,766,125)		22,580,166

Technology		5.78%
Computer Software		2.47%
Blackbaud Inc.	164,245	4,549,586
Ebix Inc.	117,100	2,587,910
		7,137,496

	Shares	Market Value
Electronic Equipment		3.31%
Belden Inc.	113,116	$3,764,501
CTS Corp.	268,200	2,467,440
Park Electrochemical
Corp.	130,965	3,355,323
		9,587,264
Total Technology
(Cost $12,353,639)		16,724,760

Transportation		0.27%
Trucking, Shipping & Air Freight		0.27%
Teekay Tankers Ltd. -
Class A (Bermuda)	223,470	786,615

Total Transportation
(Cost $2,694,824)		786,615

Utilities		5.55%
Gas Utilities		1.67%
South Jersey
Industries Inc.	85,275	4,844,473

Regulated Electric		3.88%
Portland General
Electric Co.	248,630	6,287,853
UIL Holdings Corp.	139,400	4,930,578
		11,218,431

Total Utilities
(Cost $12,570,138)		16,062,904

Total Common Stocks
(Cost $239,666,814)		276,506,092

MONEY MARKET MUTUAL FUNDS		5.40%

Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	15,638,534	15,638,534

Total Money Market Mutual Funds
(Cost $15,638,534)		15,638,534

Total Investments
(Cost $255,305,348)	101.01%	292,144,626

Liabilities in Excess of
Other Assets	(1.01%)	(2,935,216)

Net Assets	100.00%	$289,209,410

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

See Notes to Financial Statements.

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2011

	Shares	Market Value
COMMON STOCKS		97.01%
Basic Materials		5.62%
Forestry & Paper		1.54%
Mercer International Inc.**	1,302	$7,942
Neenah Paper Inc.	500	11,160
P.H. Glatfelter Co.	540	7,625
		26,727

Non-Ferrous Metals		0.79%
Horsehead Holding Corp.**	1,510	13,605

Other Materials (Rubber & Plastic)		0.58%
AEP Industries Inc.**	359	10,106

Precious Metals		0.63%
Endeavour Silver
Corp. (Canada)**	1,124	10,914

Specialty Chemicals		0.90%
Aceto Corp.	1,284	8,860
LSB Industries Inc.**	240	6,727
		15,587

Steel		1.18%
Gibraltar Industries Inc.**	947	13,220
Olympic Steel Inc.	309	7,206
		20,426

Total Basic Materials
(Cost $86,805)		97,365

Capital Goods		5.24%
Electrical Equipment		1.69%
AAON Inc.	505	10,348
LSI Industries Inc.	1,376	8,256
SL Industries Inc.**	657	10,643
		29,247

Engineering & Construction		0.87%
Primoris Services Corp.	612	9,137
Sterling Construction Co. Inc.**	547	5,891
		15,028

Farm Equipment		0.72%
Alamo Group Inc.	467	12,576

Transportation Equipment & Parts		1.96%
Miller Industries Inc.	566	8,903
Spartan Motors Inc.	2,939	14,137
Twin Disc Inc.	303	11,005
		34,045

	Shares	Market Value
Total Capital Goods
(Cost $89,784)		$90,896

Commercial Services		7.48%
Business Products & Services		5.41%
AirMedia Group Inc. - ADR
(Cayman Islands)**	3,438	12,480
Asta Funding Inc.	1,352	10,789
Barrett Business Services Inc.	530	10,579
Consolidated Graphics Inc.**	275	13,277
CRA International Inc.**	306	6,071
Electro Rent Corp.	605	10,376
ICG Group Inc.**	1,298	10,020
Marlin Business
Services Corp.	856	10,871
The Standard Register Co.	4,018	9,362
		93,825

Educational Services		1.59%
Capella Education Co.**	384	13,843
ChinaCast Education Corp.**	2,221	13,593
		27,436

Environmental & Pollution Control		0.48%
Fuel Tech Inc.**	1,267	8,337

Total Commercial Services
(Cost $114,871)		129,598

Communications		4.62%
Networking		0.53%
Digi International Inc.**	820	9,151

Telecomm Equipment & Solutions		4.09%
AudioCodes Ltd. (Israel)**	1,985	7,742
Globecomm Systems Inc.**	956	13,078
Ituran Location and Control
Ltd. (Israel)	759	10,376
Oplink Communications Inc.**	465	7,659
Preformed Line Products Co.	178	10,619
Symmetricom Inc.**	1,511	8,144
Telular Corp.	1,785	13,387
		71,005

Total Communications
(Cost $69,177)		80,156

Consumer Cyclical		11.98%
Apparel & Footwear Manufacturing		0.43%
Maidenform Brands Inc.**	411	7,521

	Shares	Market Value
Cable, Satellite & Telecomm Services		2.13%
8x8 Inc.**	1,702	$5,395
IDT Corp. - Class B	575	5,394
Multiband Corp.**	2,082	6,725
SureWest
Communications Inc.	843	10,141
USA Mobility Inc.	668	9,265
		36,920

Clothing & Accessories		1.00%
Oxford Industries Inc.	227	10,242
The Wet Seal Inc. - Class A**	2,176	7,094
		17,336

Hard Goods Retail		0.90%
Cost Plus Inc.**	926	9,029
Haverty Furniture Cos. Inc.	600	6,588
		15,617

Hotels & Gaming		0.26%
Multimedia Games Holding
Co. Inc.**	566	4,494

Motor Vehicle Parts		1.00%
Amerigon Inc.**	478	6,816
Standard Motor Products Inc.	527	10,567
		17,383

Motor Vehicles		0.40%
Sonic Automotive Inc. -
Class A	467	6,916

Other Consumer Services		0.54%
Stamps.com Inc.**	361	9,433

Recreation & Leisure		2.49%
AT Cross Co. - Class A**	848	9,565
JAKKS Pacific Inc.	444	6,265
Sturm Ruger & Co. Inc.	405	13,551
Town Sports International
Holdings Inc.**	1,876	13,789
		43,170

Restaurants		2.08%
AFC Enterprises Inc.**	854	12,554
Denny’s Corp.**	2,380	8,949
Krispy Kreme Doughnuts Inc.**	795	5,199
Red Robin Gourmet
Burgers Inc.**	337	9,335
		36,037

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2011 (continued)

	Shares	Market Value
Specialty Retail		0.75%
Winmark Corp.	225	$12,908

Total Consumer Cyclical
(Cost $170,449)		207,735

Consumer Staples		2.11%
Consumer Products		0.34%
Medifast Inc.**	429	5,886

Food & Agricultural Products		1.44%
Chiquita Brands
International Inc.**	1,277	10,650
MGP Ingredients Inc.	1,308	6,593
Omega Protein Corp.**	1,085	7,736
		24,979

Home Products		0.33%
Libbey Inc.**	450	5,733

Total Consumer Staples
(Cost $38,818)		36,598

Energy		7.74%
Coal		0.40%
James River Coal Co.**	1,014	7,017

Exploration & Production		1.40%
Approach Resources Inc.**	342	10,058
Panhandle Oil and Gas Inc. -
Class A	174	5,709
Vaalco Energy Inc.**	1,395	8,426
		24,193

Oil Services		5.26%
Basic Energy Services Inc.**	719	14,164
Bolt Technology Corp.	922	10,548
Dawson Geophysical Co.**	190	7,511
Flotek Industries Inc.**	853	8,496
Gulf Island Fabrication Inc.	370	10,808
Mitcham Industries Inc.**	512	11,182
OYO Geospace Corp.**	117	9,047
PHI Inc.**	291	7,231
Pioneer Drilling Co.**	1,262	12,216
		91,203

Pipelines		0.68%
Crosstex Energy Inc.	932	11,781

Total Energy
(Cost $103,297)		134,194

	Shares	Market Value
Interest Rate Sensitive		21.14%
Other Banks		9.29%
BBCN Bancorp Inc.**	1,712	$16,178
Capital City Bank Group Inc.	1,293	12,348
Eagle Bancorp Inc.**	427	6,209
First Busey Corp.	1,266	6,330
First Financial Corp.	225	7,488
First Merchants Corp.	990	8,385
Heartland Financial USA Inc.	783	12,011
Lakeland Bancorp Inc.	702	6,051
Pinnacle Financial
Partners Inc.**	644	10,401
Republic Bancorp Inc. -
Class A	532	12,183
Simmons First National
Corp. - Class A	238	6,471
State Bancorp Inc.	720	8,784
Sun Bancorp Inc.**	2,574	6,229
Taylor Capital Group Inc.**	1,761	17,117
West Coast Bancorp**	533	8,315
Wilshire Bancorp Inc.**	4,552	16,524
		161,024

Property Casualty Insurance		2.30%
American Safety Insurance
Holdings Ltd.
(Bermuda)**	678	14,746
AMERISAFE Inc.**	341	7,928
Baldwin & Lyons Inc. - Class B	447	9,745
Stewart Information Services
Corp.	641	7,404
		39,823

Real Estate		0.41%
LoopNet Inc.**	387	7,074

Securities & Asset Management		3.81%
Capital Southwest Corp.	119	9,704
Diamond Hill Investment
Group Inc.	86	6,362
International FCStone Inc.**	298	7,024
MVC Capital Inc.	621	7,197
Resource America Inc. -
Class A	1,341	6,383
Safeguard Scientifics Inc.**	676	10,674
U.S. Global Investors Inc. -
Class A	1,083	6,531
Virtus Investment
Partners Inc.**	160	12,162
		66,037

	Shares	Market Value
Specialty Finance		3.24%
Advance America Cash
Advance Centers Inc.	1,654	$14,803
CompuCredit
Holdings Corp.**	2,635	9,750
MCG Capital Corp.	1,325	5,287
NewStar Financial Inc.**	1,141	11,604
NorthStar Realty Finance Corp.	3,094	14,758
		56,202

Thrifts		2.09%
Dime Community
Bancshares Inc.	539	6,791
First Financial Holdings Inc.	1,795	16,029
Flushing Financial Corp.	542	6,846
Great Southern Bancorp Inc.	279	6,582
		36,248

Total Interest Rate Sensitive
(Cost $322,639)		366,408

Medical/Healthcare		15.77%
Healthcare Services		0.93%
Capital Senior Living Corp.**	1,409	11,187
Five Star Quality Care Inc.**	1,665	4,995
		16,182

Medical Products & Supplies		2.71%
Atrion Corp.	31	7,447
Hansen Medical Inc.**	2,246	5,795
Staar Surgical Co.**	536	5,623
Synergetics USA Inc.**	1,197	8,834
Trinity Biotech PLC -
ADR (Ireland)	1,073	10,923
Young Innovations Inc.	283	8,385
		47,007

Medical Technology		1.55%
Kensey Nash Corp.**	259	4,970
Quidel Corp.**	478	7,232
Symmetry Medical Inc.**	778	6,217
Syneron Medical Ltd.
(Israel)**	760	8,413
		26,832

Pharmaceuticals		10.58%
Acura Pharmaceuticals Inc.**	3,126	10,910
ArQule Inc.**	1,509	8,511
Array Biopharma Inc.**	4,860	10,498
Cambrex Corp.**	1,148	8,243
Curis Inc.**	2,320	10,858
Depomed Inc.**	1,245	6,449
DUSA Pharmaceuticals Inc.**	1,662	7,279

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2011 (continued)

	Shares	Market Value
Genomic Health Inc.**	398	$10,105
Harvard Bioscience Inc.**	2,746	10,627
Neurocrine Biosciences Inc.**	1,059	9,001
Optimer Pharmaceuticals Inc.	771	9,437
OraSure Technologies Inc.**	1,457	13,273
Progenics
Pharmaceuticals Inc.**	1,892	16,158
QLT Inc. (Canada)**	1,236	8,899
Raptor Pharmaceutical Corp.**	1,644	10,291
Rigel Pharmaceuticals Inc.**	950	7,495
SciClone Pharmaceuticals Inc.**	1,863	7,992
Spectrum
Pharmaceuticals Inc.**	839	12,275
ZIOPHARM Oncology Inc.**	1,160	5,116
		183,417

Total Medical/Healthcare
(Cost $244,590)		273,438

Real Estate Investment Trusts (REITs)		1.67%
Diversified & Specialty		0.51%
Winthrop Realty Trust	862	8,767

Multi-Family		0.59%
Associated Estates
Realty Corp.	636	10,144

Retail Properties		0.57%
Agree Realty Corp.	408	9,947

Total Real Estate Investment Trusts (REITs)
(Cost $28,224)		28,858

Technology		11.46%
Business Machines		0.88%
Silicon Graphics
International Corp.**	1,330	15,242

Computer Software		3.15%
Keynote Systems Inc.	603	12,386
ModusLink Global Solutions
Inc.	1,639	8,851
SeaChange International
Inc.**	1,185	8,331
The9 Ltd. - ADR
(Cayman Islands)**	1,696	12,075
Web.com Group Inc.**	1,130	12,938
		54,581

	Shares	Market Value
Electronic Equipment		3.30%
DDi Corp.	1,591	$14,844
FARO Technologies Inc.**	201	9,246
Measurement Specialties
Inc.**	441	12,330
NVE Corp.**	163	9,051
Zygo Corp.**	664	11,720
		57,191

Peripherals		0.85%
Super Micro Computer Inc.**	944	14,802

Semiconductor Cap Equipment		1.81%
CVD Equipment Corp.**	544	6,544
Kulicke & Soffa
Industries Inc.**	775	7,169
Newport Corp.**	630	8,574
Photronics Inc.**	1,508	9,169
		31,456

Semiconductors		1.47%
CEVA Inc.**	316	9,562
Entropic Communications Inc.**	1,706	8,718
Silicon Image Inc.**	1,522	7,153
		25,433

Total Technology
(Cost $172,107)		198,705

Transportation		0.54%
Airlines		0.54%
Hawaiian Holdings Inc.**	1,616	9,373

Total Transportation
(Cost $7,562)		9,373

Utilities		1.64%
Gas Utilities		0.90%
Chesapeake Utilities Corp.	358	15,519

Independent Power		0.74%
Genie Energy Ltd. - Class B	1,620	12,847

Total Utilities
(Cost $27,007)		28,366

Total Common Stocks
(Cost $1,475,330)		1,681,690

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		3.07%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.010%)	53,265	$53,265

Total Money Market Mutual Funds
(Cost $53,265)		53,265

Total Investments
(Cost $1,528,595)	100.08%	1,734,955

Liabilities in Excess of
Other Assets	(0.08%)	(1,409)

Net Assets	100.00%	$1,733,546

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE INTERNATIONAL SMALL-CAP FUND(1) AS OF DECEMBER 31, 2011

	Shares	Market Value
COMMON STOCKS		99.42%
Consumer Discretionary		28.35%
Diversified Consumer Services		4.57%
Slater & Gordon Ltd.
(Australia)	3,323,943	$6,085,504

Hotels, Restaurants & Leisure		0.44%
Domino’s Pizza Group Ltd.
(United Kingdom)	93,500	584,448

Household Durables		0.94%
Maisons France Confort
(France)	50,540	1,252,625

Media		9.77%
CTS Eventim AG
(Germany)	156,600	4,702,155
Pico Far East Holdings
Ltd. (Hong Kong)	42,549,600	7,615,166
Rightmove PLC
(United Kingdom)	36,100	697,422
		13,014,743

Specialty Retail		7.25%
Bonjour Holdings Ltd.
(Hong Kong)	38,106,600	5,838,701
Point Inc. (Japan)	1,400	59,477
Ports Design Ltd.
(Hong Kong)	2,494,000	3,769,933
		9,668,111

Textiles Apparel & Luxury Goods		5.38%
Xtep International
Holdings Ltd.
(Hong Kong)	22,649,300	7,173,960

Total Consumer Discretionary
(Cost $42,287,470)		37,779,391

Consumer Staples		0.74%
Food & Staples Retailing		0.74%
Eurocash S.A. (Poland)	118,800	982,541

Total Consumer Staples
(Cost $687,227)		982,541

Financials		11.01%
Capital Markets		2.28%
Azimut Holding S.p.A.
(Italy)	333,728	2,675,784
Treasury Group Ltd.
(Australia)	97,650	362,551
		3,038,335

	Shares	Market Value
Diversified Financial Services		5.69%
IG Group Holdings PLC
(United Kingdom)	841,450	$6,231,947
London Capital Group
Holdings PLC
(United Kingdom)	1,139,826	1,345,303
		7,577,250

Thrifts & Mortgage Finance		3.04%
Home Capital Group
Inc. (Canada)	84,000	4,048,491

Total Financials
(Cost $15,264,083)		14,664,076

Health Care		1.95%
Life Sciences Tools & Services		0.85%
EPS Co. Ltd. (Japan)	590	1,136,001

Pharmaceuticals		1.10%
China Medical System
Holdings Ltd.
(Cayman Islands)	2,189,000	1,459,972

Total Health Care
(Cost $2,523,455)		2,595,973

Industrials		47.42%
Commercial Services & Supplies		22.28%
Aeon Delight Co. Ltd.
(Japan)	215,000	4,349,162
Credit Corp. Group Ltd.
(Australia)	2,067,150	9,471,962
Mears Group PLC
(United Kingdom)	1,282,200	4,380,730
Mitie Group PLC
(United Kingdom)	1,498,600	5,655,358
Prestige International
Inc. (Japan)	639,900	5,827,854
		29,685,066

Construction & Engineering		10.84%
Cardno Ltd. (Australia)*	1,663,086	8,828,197
Morgan Sindall
Group PLC
(United Kingdom)	608,767	5,610,995
		14,439,192

Machinery		4.18%
Andritz AG (Austria)	49,830	4,120,987
Duro Felguera S.A. (Spain)	103,600	678,465
Metka S.A. (Greece)	99,830	770,060
		5,569,512

	Shares	Market Value
Professional Services		5.58%
ITE Group PLC
(United Kingdom)	1,590,400	$5,038,539
SAI Global Ltd. (Australia)	521,877	2,401,987
		7,440,526

Trading Companies & Distributors		4.54%
Indutrade AB (Sweden)	227,400	6,046,774

Total Industrials
(Cost $57,756,527)		63,181,070

Information Technology		9.95%
Electronic Equipment & Components		4.34%
Diploma PLC
(United Kingdom)	1,095,630	5,779,996

Internet Software & Services		0.47%
SMS Co. Ltd. (Japan)	700	627,517

IT Services		3.23%
GMO Payment Gateway
Inc. (Japan)	20	81,720
Wirecard AG (Germany)	262,456	4,218,862
		4,300,582

Software		1.91%
Simplex Holdings Inc.
(Japan)	7,893	2,549,305

Total Information Technology
(Cost $12,040,635)		13,257,400

Total Common Stocks
(Cost $130,559,397)		132,460,451

MONEY MARKET MUTUAL FUNDS		1.67%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	2,221,961	2,221,961

Total Money Market Mutual Funds
(Cost $2,221,961)		2,221,961

WESTCORE INTERNATIONAL SMALL-CAP FUND(1) AS OF DECEMBER 31, 2011 (continued)

		Market Value
Total Investments
(Cost $132,781,358)	101.09%	$134,682,412

Liabilities in Excess of
Other Assets	(1.09%)	(1,446,350)

Net Assets	100.00%	$133,236,062

Westcore International Small-Cap Fund(1)
Country Breakdown as of December 31, 2011
Country	Market Value	%
United Kingdom	$35,324,738	26.51%
Australia	27,150,201	20.38%
Hong Kong	24,397,760	18.31%
Japan	14,631,036	10.98%
Germany	8,921,017	6.69%
Sweden	6,046,774	4.54%
Austria	4,120,987	3.09%
Canada	4,048,491	3.04%
Italy	2,675,784	2.01%
United States	2,221,961	1.67%
Cayman Islands	1,459,972	1.10%
France	1,252,625	0.94%
Poland	982,541	0.74%
Greece	770,060	0.58%
Spain	678,465	0.51%
Total Investments	134,682,412	101.09%
Liabilities in Excess of
Other Assets	(1,446,350)	(1.09%)
Net Assets	$133,236,062	100.00%

Please note the country breakdown is based on the company headquarters.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another.

* All or a portion of the security is pledged as collateral on forward foreign currency contracts as of December 31, 2011.

(1) Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

See Notes to Financial Statements.

Outstanding Forward Foreign Currency Contracts
						Unrealized
Contract	Contracted	Purchase/Sale	Expiration	Value On		Appreciation/
Description	Amount	Contract	Date	Settlement Date	Current Value	(Depreciation)

JPY	1,941,310,756	Purchase	3/23/2012	$25,053,212	$25,262,197	$208,985
NZD	1,377,121	Purchase	3/23/2012	1,046,165	1,065,777	19,612
PLN	2,981,880	Sale	3/23/2012	857,669	857,286	383
SGD	4,259,610	Purchase	3/23/2012	3,272,469	3,284,335	11,866
						$240,846

AUD	13,462,656	Sale	3/23/2012	$13,302,450	$13,641,698	$(339,248)
CAD	4,074,000	Sale	3/23/2012	3,921,644	3,991,595	(69,951)
CHF	5,660,949	Purchase	3/23/2012	6,059,676	6,037,994	(21,682)
DKK	11,858,338	Purchase	3/23/2012	2,086,964	2,066,912	(20,052)
EUR	7,555,249	Purchase	3/23/2012	9,872,368	9,786,161	(86,207)
GBP	4,651,773	Sale	3/23/2012	7,212,434	7,218,183	(5,749)
HKD	163,014,224	Sale	3/23/2012	20,957,834	20,996,580	(38,746)
ILS	5,535,475	Purchase	3/23/2012	1,462,197	1,450,599	(11,598)
NOK	15,422,045	Purchase	3/23/2012	2,579,121	2,570,776	(8,345)
SEK	10,499,044	Sale	3/23/2012	1,512,269	1,519,925	(7,656)
						$(609,234)

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2011

	Shares	Market Value
EXCHANGE TRADED FUNDS		2.35%
SPDR Barclays Capital
High Yield Bond ETF	55,000	$2,114,750

Total Exchange Traded Funds
(Cost $2,165,315)		2,114,750

CONVERTIBLE PREFERRED STOCKS		1.42%
Utilities		1.42%
Utilities		1.42%
AES Trust III,
6.750%, 10/15/2029	26,100	1,281,249

Total Utilities
(Cost $1,140,080)		1,281,249

Total Convertible Preferred Stocks
(Cost $1,140,080)		1,281,249

NONCONVERTIBLE
PREFERRED STOCKS		2.98%
Financials		2.98%
Real Estate Investment Trusts (REITs)		2.98%
Diversified (REITs)		1.13%
Cousins Properties Inc.:
7.500%	17,000	411,060
7.750%	25,000	602,500
		1,013,560

Hotels (REITs)		0.72%
Hospitality Properties Trust,
Series B, 8.875%	25,000	649,000

Office Property (REITs)		0.15%
SL Green Realty Corp.,
Series C, 7.625%	5,600	139,496

Warehouse-Industrial (REITs)		0.98%
CenterPoint Properties Trust,
4.880%(1)(2)	1,500	883,125

Total Financials
(Cost $3,369,468)		2,685,181

Total Nonconvertible Preferred Stocks
(Cost $3,369,468)		2,685,181

	Principal
	Amount	Market Value
CORPORATE BONDS		85.58%
Financials		13.01%
Financial Services		0.27%
Emigrant Capital Trust II,
2.904%, 4/14/2034(2)(3)	$500,000	$241,071

Insurance		1.20%
Zurich Reinsurance Inc.,
7.125%, 10/15/2023	1,000,000	1,076,128

Leasing		0.60%
Aviation Capital Group Corp.,
6.750%, 4/6/2021(3)	575,000	542,662

Savings & Loans		0.73%
Washington Mutual Bank,
5.550%, 6/16/2010**(4)	2,000,000	660,000

Real Estate Investment Trusts (REITs)		10.21%
Data Center (REITs)		2.09%
DuPont Fabros Technology LP,
8.500%, 12/15/2017	1,750,000	1,881,250

Healthcare (REITs)		3.21%
Omega Healthcare Investors Inc.:
7.000%, 1/15/2016	850,000	871,250
6.750%, 10/15/2022	2,000,000	2,020,000
		2,891,250

Hotels (REITs)		3.22%
Host Hotels & Resorts LP,
5.875%, 6/15/2019(3)	1,500,000	1,533,750
Host Marriott Corp.,
Series Q, 6.750%,
6/1/2016	1,325,000	1,368,062
		2,901,812

Timber (REITs)		1.69%
Potlatch Corp.,
7.500%, 11/1/2019	1,500,000	1,522,500

Total Financials
(Cost $12,676,602)		11,716,673

	Principal
	Amount	Market Value
Industrials		70.66%
Aerospace & Defense		2.81%
BE Aerospace Inc.:
8.500%, 7/1/2018	$500,000	$550,000
6.875%, 10/1/2020	1,250,000	1,368,750
L-3 Communications Corp.,
Series B, 6.375%,
10/15/2015	600,000	616,500
		2,535,250

Airlines		0.16%
Atlas Air Inc.,
Pass-Through
Certificates, Series
1999-1, Class A-1,
7.200%, 1/2/2019(5)	47,882	47,882
Continental Airlines Inc.:
Pass-Through
Certificates, Series
1997-1, Class B,
7.461%, 4/1/2013(1)(5)	5,905	5,849
Pass-Through
Certificates, Series
1999-1, Class B,
6.795%, 8/2/2018(5)	92,801	88,737
		142,468

Autos		2.63%
DPH Holdings Corp.,
8.250%,
10/15/2033**(1)(4)	1,015,000	0
6.500%, 5/1/2009**(1)(4)	1,375,000	23,203
Goodyear Tire & Rubber Co.,
8.750%, 8/15/2020	1,644,000	1,820,730
Oshkosh Corp.,
8.250%, 3/1/2017	500,000	522,500
		2,366,433

Broadcasting		1.21%
Sinclair Television Group Inc.,
9.250%, 11/1/2017(3)	1,000,000	1,095,000

Building Materials		1.54%
USG Corp.,
8.375%, 10/15/2018(3)	1,500,000	1,387,500

Chemicals		0.87%
Polymer Group Inc.,
7.750%, 2/1/2019(3)	750,000	780,000

Commercial Services		5.31%
Aramark Corp.,
8.500%, 2/1/2015	1,500,000	1,545,000

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2011 (continued)

	Principal
	Amount	Market Value
Corrections Corp. of America,
7.750%, 6/1/2017	$1,500,000	$1,635,000
Iron Mountain Inc.,
8.375%, 8/15/2021	1,500,000	1,605,000
		4,785,000

Consumer Products		2.00%
Jarden Corp.,
6.125%, 11/15/2022	1,750,000	1,798,125

Consumer Services		2.07%
Service Corp. International,
6.750%, 4/1/2016	500,000	543,750
7.000%, 5/15/2019	1,250,000	1,321,875
		1,865,625

Energy-Non Utility		13.52%
Denbury Resources Inc.,
6.375%, 8/15/2021	1,500,000	1,575,000
Forest Oil Corp.,
7.250%, 6/15/2019	2,100,000	2,152,500
MarkWest Energy Partners LP / MarkWest Energy
Finance Corp.,
6.750%, 11/1/2020	1,750,000	1,841,875
Plains Exploration & Production Co.,
8.625%, 10/15/2019	1,750,000	1,931,563
Range Resources Corp.:
6.750%, 8/1/2020	500,000	557,500
5.750%, 6/1/2021	1,750,000	1,903,125
Southwestern Energy Co.,
7.500%, 2/1/2018	1,910,000	2,210,825
		12,172,388

Healthcare		6.15%
Community Health Systems Inc.,
8.875%, 7/15/2015	1,500,000	1,552,500
DaVita Inc.,
6.625%, 11/1/2020	1,500,000	1,548,750
HCA Inc.,
7.875%, 2/15/2020	2,250,000	2,441,250
		5,542,500

Leisure		9.32%
Harrah’s Operating Co. Inc.:
10.000%, 12/15/2018	336,000	220,080
10.000%, 12/15/2018	1,028,000	709,320
Las Vegas Sands Corp.,
6.375%, 2/15/2015	900,000	913,500
MGM Mirage Resort Inc.,
10.375%, 5/15/2014	750,000	860,625
Premier Ent. Biloxi,
0.000%, 2/1/2012**(1)(4)	250,000	0

	Principal
	Amount	Market Value
Royal Caribbean Cruises Ltd. (Liberia),
6.875%, 12/1/2013	$1,250,000	$1,325,000
Starwood Hotels & Resorts Worldwide Inc.,
7.150%, 12/1/2019	1,795,000	2,062,006
Vail Resorts Inc.,
6.500%, 5/1/2019	2,250,000	2,306,250
		8,396,781

Metals & Mining		2.31%
FMG Resources August 2006 Pty Ltd. (Australia),
6.875%, 2/1/2018(3)	500,000	481,250
Freeport-McMoRan Copper & Gold Inc.,
8.375%, 4/1/2017	1,500,000	1,595,439
		2,076,689

Other Industrials		1.21%
Mueller Water Products Inc.,
8.750%, 9/1/2020	1,000,000	1,091,250

Packaging & Containers		4.79%
Ball Corp.,
5.750%, 5/15/2021	2,025,000	2,131,313
Crown Americas LLC /
Crown Americas
Capital Corp. III,
6.250%, 2/1/2021	2,075,000	2,178,750
		4,310,063

Paper & Forestry		0.95%
West Fraser Timber Co. Ltd. (Canada),
5.200%, 10/15/2014(3)	850,000	855,313

Pharmaceuticals		0.35%
Eszopiclone Royalty SUB LLC,
Series IV, 12.000%,
3/15/2014(1)(3)	317,863	311,506

Retail		3.77%
AmeriGas Partners LP/AmeriGas Finance Corp.,
6.250%, 8/20/2019	1,500,000	1,500,000
Ltd. Brands Inc.:
7.000%, 5/1/2020	1,250,000	1,359,375
6.625%, 4/1/2021	500,000	532,500
Winn-Dixie Stores Inc.,
Series Escrow Units,
4/1/2099**(1)(4)	2,150,000	0
		3,391,875

	Principal Amount	Market Value
Technology		2.11%
Fidelity National Information Services Inc.:
7.625%, 7/15/2017	$1,250,000	$1,359,375
7.875%, 7/15/2020	500,000	542,500
		1,901,875

Telecomm & Related		4.40%
Frontier Communications Corp.,
8.500%, 4/15/2020	2,000,000	2,057,500
Tuckahoe Credit Lease Trust,
9.310%, 10/20/2025(1)(3)	1,877,884	1,902,108
		3,959,608

Textiles, Apparel & Luxury Goods		1.98%
Hanesbrands Inc.,
6.375%, 12/15/2020	1,750,000	1,785,000

Transportation		1.20%
Federal Express Corp. 1997
Pass Through Trust,
Series 97-C, 7.650%,
1/15/2014	1,074,598	1,085,343

Total Industrials
(Cost $63,886,852)		63,635,592

Utilities		1.91%
Utilities		1.91%
Calpine Corp. Escrow,
8.750%, 7/15/2013**(1)(4)	200,000	0
Calpine Corp.,
7.500%, 2/15/2021(3)	1,500,000	1,612,500
Indianapolis Power & Light Co.,
6.300%, 7/1/2013(3)	100,000	107,257
		1,719,757

Total Utilities
(Cost $1,619,707)		1,719,757

Total Corporate Bonds
(Cost $78,183,161)		77,072,022

COLLATERALIZED DEBT
OBLIGATIONS & COMMERCIAL
MORTGAGE-BACKED SECURITIES		2.11%
Collateralized Debt Obligations		0.14%
I-Preferred Term Securities I Ltd.
(Cayman Islands),
Subordinate Income
Notes, 0.000%,
12/4/2012**(3)(5)(6)	100,000	50

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2011 (continued)

	Principal
	Amount	Market Value
N-Star Real Estate Ltd. (Cayman Islands),
Series 2004-2A,
Class C2B, 6.591%,
6/28/2014(1)(3)(5)	$507,422	$116,707
Preferred Term Securities VI Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
7/3/2012**(3)(5)(6)	100,000	50
Preferred Term Securities X Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
7/3/2013**(3)(5)(6)	150,000	15
Preferred Term Securities XI Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
10/3/2013**(3)(5)(6)	150,000	45
Preferred Term Securities XII Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
12/24/2013**(3)(5)(6)	750,000	225
Preferred Term Securities XIV Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
6/17/2014**(3)(5)(6)	500,000	100
River North Ltd. (Cayman Islands),
Subordinate Income
Notes, Series 2005-1A,
Subordinate Income
Notes, 0.000%,
2/6/2014**(1)(3)(5)(6)	600,000	60
Soloso Bank Pref 2005 (Cayman Islands),
0.000%,
10/15/2015**(1)(3)(5)(6)	750,000	75
Tricadia (Cayman Islands),
Series 2003-1A,
Class PS, 0.000%,
12/15/2013**(1)(3)(5)(6)	250,000	8,750

Total Collateralized Debt Obligations
(Cost $3,826,276)		126,077

Commercial
Mortgage-Backed Securities		1.97%
Adams Outdoor Advertising LP,
10.756%,
12/20/2017(3)(5)	700,000	742,737
GTP Towers Issuer LLC,
8.112%, 2/15/2015(3)	1,000,000	1,032,801

Total Commercial Mortgage-Backed Securities
(Cost $1,700,000)		1,775,538

Total Collateralized Debt Obligations &
Commercial Mortgage-Backed Securities
(Cost $5,526,276)		1,901,615

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		4.21%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	3,789,226	$3,789,226

Total Money Market Mutual Funds
(Cost $3,789,226)		3,789,226

Total Investments
(Cost $94,173,526)	98.65%	88,844,043

Other Assets in
Excess of Liabilities	1.35%	1,212,774

Net Assets	100.00%	$90,056,817

** Non-income producing security.

See Notes to Financial Statements

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2011 (continued)

(1)   This security has been valued in good faith by management under the direction of the Board of Trustees. As of December 31, 2011 these securities represented 3.61% of the Fund's net assets.

(2)   The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(3)   This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

						Market Value
						as Percentage
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	of Net Assets

Adams Outdoor Advertising LP	10.756%	12/20/17	12/3/10	$700,000	$742,737	0.82%
Aviation Capital Group Corp.	6.750%	4/6/21	12/7/11	547,614	542,662	0.60%^
Calpine Corp.	7.500%	2/15/21	10/18/10-10/26/11	1,519,733	1,612,500	1.79%^
Emigrant Capital Trust II	2.904%	4/14/34	8/11/04	497,839	241,071	0.27%
Eszoplicone Royalty SUB LLC, Series IV	12.000%	3/15/14	7/29/05	317,863	311,506	0.35%
FMG Resources August 2006 Pty Ltd.	6.875%	2/1/18	11/30/11	465,326	481,250	0.53%^
GTP Towers Issuer LLC	8.112%	2/15/15	2/11/10	1,000,000	1,032,801	1.15%
Host Hotels & Resorts LP	5.875%	6/15/19	7/11/11-10/25/11	1,518,245	1,533,750	1.70%^
Indianapolis Power & Light Co.	6.300%	7/1/13	7/30/03	99,973	107,257	0.12%^
I-Preferred Term Securities I Ltd.	–%	12/4/12	11/21/02	100,000	50	0.00%*
N-Star Real Estate Ltd., Series
2004-2A, Class C2B	6.591%	6/28/14	6/16/04	477,808	116,707	0.13%
Polymer Group Inc.	7.750%	2/1/19	6/10/11-10/26/11	766,217	780,000	0.87%^
Preferred Term Securities VI Ltd.	–%	7/3/12	6/13/02	100,000	50	0.00%*
Preferred Term Securities X Ltd.	–%	7/3/13	6/16/03	150,000	15	0.00%*
Preferred Term Securities XI Ltd.	–%	10/3/13	9/9/03	150,000	45	0.00%*
Preferred Term Securities XII Ltd.	–%	12/24/13	12/9/03 - 1/7/05	755,473	225	0.00%*
Preferred Term Securities XIV Ltd.	–%	6/17/14	6/9/04	500,000	100	0.00%*
River North Ltd., Series 2005-1A	–%	2/6/14	12/22/04	600,000	60	0.00%*
Sinclair Television Group Inc.	9.250%	11/1/17	11/15/11-11/17/11	1,082,713	1,095,000	1.22%^
Soloso Bank Pref 2005	–%	10/15/15	8/3/05	745,679	75	0.00%*
Tricadia, Series 2003-1A, Class PS	–%	12/15/13	12/10/03	247,316	8,750	0.01%
Tuckahoe Credit Lease Trust	9.310%	10/20/25	12/11/09	1,664,317	1,902,108	2.11%
USG Corp.	8.375%	10/15/18	11/9/10-10/25/11	1,449,784	1,387,500	1.54%^
West Fraser Timber Co. Ltd.	5.200%	10/15/14	7/20/09 - 8/3/09	736,870	855,313	0.95%^
				$16,192,770	$12,751,532	14.16%

^ 144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 9.32% of the Fund’s net assets as of December 31, 2011.

* Less than 0.005%.

(4)    Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.

(5)   The expected maturity date listed herein differs from the legal maturity date due to call or put features or due to the expected schedule of principal payments.

(6)   This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed is the investment adviser’s estimated rate of residual interest as of the reporting date.

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2011

	Shares/
	Principal Amount	Market Value
NONCONVERTIBLE
PREFERRED STOCKS		0.27%
Financials		0.21%
Financial Services		0.05%
First Tennessee Bank,
3.750%(1)(2)	1,500	$882,656

Real Estate Investment Trusts (REITs)		0.16%
Apartments (REITs)		0.02%
Cousins Properties Inc.,
7.500%	10,300	249,054

Warehouse-Industrial (REITs)		0.14%
CenterPoint Properties Trust,
5.377%(1)(3)	3,900	2,296,125

Total Financials
(Cost $5,591,578)		3,427,835

Utilities		0.06%
Utilities		0.06%
Southern California Edison,
5.349%	9,400	941,763

Total Utilities
(Cost $940,000)		941,763

Total Nonconvertible Preferred Stocks
(Cost $6,531,578)		4,369,598

CORPORATE BONDS		51.58%
Financials		15.21%
Financial Services		7.63%
BB&T Corp.:
3.200%, 3/15/2016	$8,975,000	9,366,651
6.850%, 4/30/2019	4,150,000	5,069,997
Capital One Financial Corp.,
4.750%, 7/15/2021	6,700,000	6,905,603
City National Corp.,
5.250%, 9/15/2020	16,475,000	16,379,461
Emigrant Capital Trust II,
2.904%,
4/14/2034(1)(2)	850,000	409,820
FIA Card Services NA,
6.625%, 6/15/2012	10,452,000	10,516,771
First Empire Capital Trust,
8.277%, 6/1/2027	25,000	25,983
First Horizon National Corp.,
5.375%, 12/15/2015	12,525,000	12,691,883

	Principal
	Amount	Market Value
FMR Corp.,
7.490%, 6/15/2019(2)	$5,000,000	$5,815,655
KeyCorp,
5.100%, 3/24/2021	7,525,000	7,825,895
PNC Funding Corp.,
4.250%, 9/15/2015	14,595,000	15,662,478
The Toronto-Dominion Bank (Canada),
2.500%, 7/14/2016	12,000,000	12,254,268
Union Bank of California,
5.950%, 5/11/2016	3,100,000	3,358,692
Wachovia Corp.,
5.625%, 10/15/2016	14,250,000	15,533,540
		121,816,697

Insurance		1.34%
Berkshire Hathaway,
4.850%, 1/15/2015	5,000,000	5,543,420
OneBeacon U.S. Holdings Inc.,
5.875%, 5/15/2013	4,858,000	4,994,816
PartnerRe Finance B LLC,
5.500%, 6/1/2020	9,700,000	9,795,011
Prudential Financial,
Series MTNB,
4.346%, 5/12/2015	782,803	798,377
Zurich Reinsurance,
7.125%, 10/15/2023	200,000	215,226
		21,346,850

Leasing		0.34%
Aviation Capital Group Corp.,
6.750%, 4/6/2021(2)	5,725,000	5,403,026

Savings & Loans		0.25%
Washington Mutual Bank:
5.550%,
6/16/2010**(4)	7,100,000	2,343,000
2.969%,
6/16/2010**(4)	5,000,000	1,650,000
		3,993,000

Real Estate Investment Trusts (REITs)		5.65%
Data Center (REITs)		0.68%
DuPont Fabros Technology LP,
8.500%, 12/15/2017	10,075,000	10,830,625

Diversified (REITs)		1.11%
National Retail Properties Inc.,
6.250%, 6/15/2014	975,000	1,035,284
Washington REIT:
5.250%, 1/15/2014	2,000,000	2,108,950
4.950%, 10/1/2020	13,825,000	14,480,347
		17,624,581

Principal
Amount		Market Value
Healthcare (REITs)		0.69%
Healthcare Realty Trust Inc.,
5.125%, 4/1/2014	$3,125,000	$3,207,438
Omega Healthcare Investors Inc.,
6.750%, 10/15/2022	7,430,000	7,504,300
Senior Housing Properties Trust,
8.625%, 1/15/2012	325,000	325,575
		11,037,313

Hotels (REITs)		0.33%
Host Hotels & Resorts LP,
5.875%, 6/15/2019(2)	2,100,000	2,147,250
Host Marriott Corp.,
Series Q, 6.750%,
6/1/2016	3,075,000	3,174,937
		5,322,187

Industrials (REITS)		0.56%
ProLogis LP:
7.625%, 8/15/2014	6,970,000	7,639,399
7.625%, 7/1/2017	1,100,000	1,250,839
		8,890,238

Regional Malls (REITs)		0.81%
Simon Property Group LP:
5.250%, 12/1/2016	6,080,000	6,747,347
7.375%, 6/15/2018	2,868,000	3,396,581
10.350%, 4/1/2019	2,050,000	2,817,116
		12,961,044

Shopping Centers (REITs)		0.28%
Kimco Realty Corp.,
Series MTNC,
5.980%, 7/30/2012	1,800,000	1,833,696
Weingarten Realty Investors:
4.857%, 1/15/2014	2,015,000	2,087,445
6.640%, 7/15/2026	545,000	610,119
		4,531,260

Timber (REITs)		1.19%
Plum Creek Timberland,
5.875%, 11/15/2015	2,400,000	2,666,724
Potlatch Corp.,
7.500%, 11/1/2019	15,996,000	16,235,940
		18,902,664

Total Financials
(Cost $243,980,104)		242,659,485

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2011 (continued)

	Principal
	Amount	Market Value
Industrials		30.61%
Aerospace & Defense		0.21%
BE Aerospace Inc.,
6.875%, 10/1/2020	$3,100,000	$3,394,500

Autos		0.82%
BMW US Capital Inc.,
5.730%,
11/1/2015(2)(3)	12,000,000	13,143,600
DPH Holdings Corp.,
6.500%,
5/1/2009**(3)(4)	1,000,000	16,875
		13,160,475

Broadcasting		0.04%
Sinclair Television Group Inc.,
9.250%, 11/1/2017(2)	600,000	657,000

Building Materials		0.49%
USG Corp.,
8.375%,
10/15/2018(2)	8,400,000	7,770,000

Cable & Media		1.68%
CBS Corp.:
8.200%, 5/15/2014	10,235,000	11,612,088
8.875%, 5/15/2019	2,800,000	3,600,386
Comcast Corp.,
5.150%, 3/1/2020	7,325,000	8,341,490
Time Warner Inc.,
9.150%, 2/1/2023	2,410,000	3,301,563
		26,855,527

Chemicals		0.64%
Potash Corp. of Saskatchewan Inc. (Canada),
6.500%, 5/15/2019	7,625,000	9,459,888
PPG Industries Inc.,
6.875%, 2/15/2012	688,000	692,534
		10,152,422

Commercial Services		0.23%
Aramark Corp.,
8.500%, 2/1/2015	3,575,000	3,682,250

Consumer Products		0.64%
Jarden Corp.,
6.125%, 11/15/2022	10,000,000	10,275,000

	Principal
	Amount	Market Value
Energy-Non Utility		6.35%
Apache Corp.,
5.100%, 9/1/2040	$5,550,000	$6,499,050
BP Capital Markets PLC (United Kingdom),
3.625%, 5/8/2014	16,080,000	16,909,004
Burlington Resources Inc.,
6.875%, 2/15/2026	1,000,000	1,216,321
Forest Oil Corp.,
7.250%, 6/15/2019	12,460,000	12,771,500
Kerr-McGee Corp.,
6.950%, 7/1/2024	4,500,000	5,376,204
Pride International Inc.:
8.500%, 6/15/2019	2,925,000	3,626,283
6.875%, 8/15/2020	7,575,000	8,892,997
Range Resources Corp.,
5.750%, 6/1/2021	11,225,000	12,207,188
Southwestern Energy Co.,
7.500%, 2/1/2018	10,520,000	12,176,900
Tennessee Gas Pipeline Co.:
7.000%, 3/15/2027	75,000	90,063
7.000%, 10/15/2028	9,775,000	11,267,897
Transcontinental Gas Pipe Line,
6.400%, 4/15/2016	5,725,000	6,636,374
Valero Energy Corp.,
4.500%, 2/1/2015	3,250,000	3,480,246
Weatherford International Ltd. (Switzerland),
5.150%, 3/15/2013	171,000	177,890
		101,327,917

Food & Beverages		4.34%
Anheuser-Busch Companies Inc. (Belgium),
5.050%, 10/15/2016	8,030,000	9,157,597
Anheuser-Busch InBev Worldwide Inc. (Belgium),
7.750%, 1/15/2019	6,350,000	8,233,588
The Coca-Cola Co.:
3.625%, 3/15/2014	5,000,000	5,325,995
1.500%, 11/15/2015	6,000,000	6,088,698
Diageo Finance BV (Netherlands),
5.300%, 10/28/2015	9,700,000	11,047,417
Kraft Foods Inc.:
4.125%, 2/9/2016	2,000,000	2,173,924
5.375%, 2/10/2020	4,125,000	4,766,004
PepsiCo Inc.:
3.750%, 3/1/2014	6,500,000	6,915,480
2.500%, 5/10/2016	15,000,000	15,624,090
		69,332,793

Healthcare		1.02%
DaVita Inc.,
6.625%, 11/1/2020	3,700,000	3,820,250
HCA Inc.,
7.875%, 2/15/2020	11,475,000	12,450,375
		16,270,625

	Principal
	Amount	Market Value
Leisure		1.25%
Harrah’s Operating Co. Inc.:
10.000%,
12/15/2018	$933,000	$611,115
10.000%,
12/15/2018	2,846,000	1,963,740
MGM Mirage,
7.625%, 7/15/2013	1,500,000	1,507,500
Starwood Hotels & Resorts Worldwide Inc.,
6.750%, 5/15/2018	9,170,000	10,407,950
Vail Resorts Inc.,
6.500%, 5/1/2019	5,250,000	5,381,250
		19,871,555

Metals & Mining		2.49%
BHP Billiton Finance USA Ltd. (Australia),
5.500%, 4/1/2014	10,600,000	11,659,078
Freeport-McMoRan Copper & Gold Inc.,
8.375%, 4/1/2017	11,025,000	11,726,477
Sweetwater Investors LLC,
5.875%, 5/15/2014(2)	222,285	217,140
Teck Resources Ltd. (Canada),
10.750%, 5/15/2019	13,250,000	16,186,465
		39,789,160

Other Industrials		0.58%
Kennametal Inc.,
7.200%, 6/15/2012	7,880,000	8,092,973
WM Wrigley Jr. Co.,
4.650%, 7/15/2015	1,125,000	1,170,000
		9,262,973

Packaging & Containers		1.78%
Ball Corp.,
5.750%, 5/15/2021	15,000,000	15,787,500
Crown Americas LLC / Crown Americas
Capital Corp. III,
6.250%, 2/1/2021	12,000,000	12,600,000
		28,387,500

Paper & Forestry		0.56%
West Fraser Timber Co. Ltd. (Canada),
5.200%,
10/15/2014(2)	8,825,000	8,880,156

Pharmaceuticals		0.80%
Eszopiclone Royalty SUB LLC,
Series IV, 12.000%,
3/15/2014(2)(3)	317,863	311,506
GlaxoSmithKline Capital Inc. (United Kingdom),
5.650%, 5/15/2018	10,350,000	12,470,974
		12,782,480

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2011 (continued)

	Principal
	Amount	Market Value
Retail		1.95%
Macy’s Retail Holdings Inc.,
5.900%, 12/1/2016	$11,648,000	$13,033,111
Wal-Mart Stores Inc.,
7.550%, 2/15/2030	12,400,000	18,131,937
		31,165,048

Technology		0.85%
Fidelity National Information Services Inc.,
7.625%, 7/15/2017	3,725,000	4,050,938
International Business Machines Corp.,
2.000%, 1/5/2016	8,000,000	8,215,208
Science Applications International Corp.,
5.500%, 7/1/2033	1,225,000	1,244,840
		13,510,986

Telecomm & Related		2.19%
America Movil SAB de CV (Mexico),
5.000%,
10/16/2019	6,975,000	7,753,020
American Tower Corp.,
4.625%, 4/1/2015	3,600,000	3,755,707
AT&T Inc.,
5.625%, 6/15/2016	9,600,000	11,026,003
Frontier Communications Corp.,
8.125%, 10/1/2018	7,450,000	7,543,125
Tuckahoe Credit Lease Trust,
9.310%,
10/20/2025(2)(3)	4,799,036	4,860,943
		34,938,798

Textiles, Apparel & Luxury Goods		0.35%
Hanesbrands Inc.,
6.375%, 12/15/2020	5,400,000	5,508,000

Transportation		1.35%
Burlington Northern Santa Fe Corp.:
5.750%, 3/15/2018	7,175,000	8,392,131
4.575%, 1/15/2021	1,112,815	1,200,682
Burlington Northern Santa Fe LLC,
6.150%, 5/1/2037	4,325,000	5,471,964
Canadian National Railway Co. (Canada),
6.800%, 7/15/2018	3,315,000	4,159,165
CSX Transportation Inc.,
9.750%, 6/15/2020	1,250,000	1,711,871
Federal Express Corp. 1997 Pass Through Trust,
Series 1997-A,
7.500%, 1/15/2018(5)	605,801	611,859
		21,547,672
Total Industrials
(Cost $461,907,544)		488,522,837

Principal
Amount		Market Value
Utilities		5.76%
Utilities		5.76%
Calpine Corp.,
7.500%, 2/15/2021(2)	$8,350,000	$8,976,250
Commonwealth Edison Co.,
Series 104,
5.950%, 8/15/2016	7,375,000	8,614,361
Consumers Energy Co.,
Series B, 6.875%,
3/1/2018	1,564,000	1,849,016
Duke Energy Carolinas LLC:
Series C, 7.000%,
11/15/2018	4,285,000	5,524,428
3.900%, 6/15/2021	4,275,000	4,699,080
Georgia Power Co.,
Series 07-A,
5.650%, 3/1/2037	850,000	1,055,229
Indianapolis Power & Light Co.,
6.300%, 7/1/2013(2)	400,000	429,030
MidAmerican Energy Holdings Co.,
5.875%, 10/1/2012	200,000	207,085
Nevada Power Co.:
Series M, 5.950%,
3/15/2016	9,287,000	10,773,552
Series R, 6.750%,
7/1/2037	2,850,000	3,896,320
NextEra Energy Capital Corp.:
2.600%, 9/1/2015	3,200,000	3,232,547
6.350%, 10/1/2066(1)	2,900,000	2,904,385
Northern Natural Gas Co.,
5.375%,
10/31/2012(2)	350,000	363,246
Oncor Electric Delivery Co. LLC,
7.000%, 9/1/2022	13,178,000	16,907,519
Public Service Co. of Oklahoma,
6.150%, 8/1/2016	3,075,000	3,527,477
San Diego Gas & Electric Co.,
6.000%, 6/1/2026	3,550,000	4,592,997
Tenaska Alabama II Partners LP,
6.125%, 3/30/2023(2)	227,972	243,278
Tenaska Virginia Partners LP,
6.119%, 3/30/2024(2)	202,226	209,739
Westar Energy Inc.,
8.625%, 12/1/2018	9,950,000	12,945,935
WPD Holdings (United Kingdom),
7.250%,
12/15/2017(2)	875,000	1,033,910
		91,985,384

Total Utilities
(Cost $81,644,421)		91,985,384

Total Corporate Bonds
(Cost $787,532,069)		823,167,706

	Principal
	Amount	Market Value
MUNICIPAL BONDS		0.41%
Washington		0.41%
Washington State Build America Bonds,
5.090%, 8/1/2033	$5,900,000	$6,580,093

Total Municipal Bonds
(Cost $5,900,000)		6,580,093

ASSET-BACKED SECURITIES,
COLLATERALIZED DEBT
OBLIGATIONS, COMMERCIAL
MORTGAGE-BACKED SECURITIES,
RESIDENTIAL MORTGAGE-BACKED
SECURITIES & AGENCY MORTGAGE
BACKED SECURITIES		34.28%
Asset-Backed Securities		4.43%
BMW Vehicle Owner Trust,
Series 2011-A,
Class A3, 0.760%,
9/25/2014(5)	4,500,000	4,495,262
CarMax Auto Owner Trust:
Series 2009-2,
Class A3, 1.740%,
4/15/2014	1,854,538	1,863,188
Series 2009-2,
Class B, 4.650%,
8/17/2015	6,000,000	6,319,116
CenterPoint Energy Transition Bond Co. LLC,
Series 2008-A,
Class A1, 4.192%,
2/1/2020	3,683,970	3,966,859
Harley-Davidson Motorcycle Trust,
Series 2009-3,
Class A3, 1.740%,
9/16/2013	3,453,736	3,460,191
Honda Auto Receivables Owner Trust:
Series 2010-1,
Class A4, 1.980%,
3/21/2013(5)	5,025,000	5,089,169
Series 2010-3,
Class A4, 0.940%,
11/21/2013(5)	8,480,000	8,496,341
Hyundai Auto Receivables Trust,
Series 2009-A,
Class A4, 3.150%,
3/15/2016	10,600,000	10,903,605
John Deere Owner Trust:
Series 2011-A,
Class A3, 1.290%,
1/15/2016	3,325,000	3,344,661
Series 2011-A,
Class A4, 1.960%,
4/16/2018	5,528,000	5,653,065

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2011 (continued)

	Principal
	Amount	Market Value
Marriott Vacation Club Owner Trust:
Series 2006-2A,
Class A, 5.362%,
4/20/2014(2)(5)	$137,484	$139,073
Series 2010-1A,
Class A, 3.540%,
12/20/2032(2)	6,579,972	6,653,536
Mercedes-Benz Auto Receivables Trust,
Series 2009-1,
Class A3, 1.670%,
1/15/2014	2,091,668	2,102,597
World Financial Network Credit Card Master Trust,
Series 2011-A,
Class A, 1.680%,
8/15/2018	8,250,000	8,231,495

Total Asset-Backed Securities
(Cost $69,555,898)		70,718,158

Collateralized Debt Obligations		0.01%
I-Preferred Term Securities I Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
12/4/2012**(2)(5)(6)	150,000	75
N-Star Real Estate Ltd. (Cayman Islands),
Series 2004-2A,
Class C2B, 6.591%,
6/28/2014(2)(3)(5)	608,906	140,048
Preferred Term Securities VI Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
7/3/2012**(2)(5)(6)	250,000	125
Preferred Term Securities X Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
7/3/2013**(2)(5)(6)	350,000	35
Preferred Term Securities XI B-3 Ltd.
(Cayman Islands),
Mezzanine
Note, 2.159%,
9/24/2033(1)(2)(3)	508,524	114,418
Preferred Term Securities XI Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
10/3/2013**(2)(5)(6)	350,000	105
Preferred Term Securities XII Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
12/24/2013**(2)(5)(6)	500,000	150
Preferred Term Securities XIII Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
3/24/2014**(2)(5)(6)	500,000	150
Preferred Term Securities XIV Ltd. (Cayman Islands),
Subordinate Income
Notes, 0.000%,
6/17/2014**(2)(5)(6)	500,000	100

	Principal
	Amount	Market Value
River North Ltd. (Cayman Islands),
Series 2005-1A,
Subordinate Income
Notes, 0.000%,
2/6/2014**(2)(3)(5)(6)	$800,000	$80
Soloso Bank Pref 2005 (Cayman Islands),
0.000%,
10/15/2015**(2)(3)(5)(6)	750,000	75
Tricadia (Cayman Islands),
Series 2003-1,
Class PS, 0.000%,
12/15/2013**(2)(3)(5)(6)	250,000	8,750

Total Collateralized Debt Obligations
(Cost $5,478,893)		264,111

Commercial
Mortgage-Backed Securities		3.26%
Adams Outdoor Advertising LP:
5.438%,
12/20/2017(2)(5)	8,004,237	8,367,573
10.756%,
12/20/2017(2)(5)	6,300,000	6,684,634
Crown Castle Towers LLC:
5.495%,
1/15/2017(2)(5)	4,500,000	4,919,630
6.113%,
1/15/2020(2)(5)	8,975,000	9,915,230
4.883%,
8/15/2020(2)(5)	5,900,000	6,038,508
GTP Towers Issuer LLC,
8.112%,
2/15/2015(2)(5)	15,000,000	15,492,015
SBA Tower Trust,
4.254%,
4/15/2015(2)(5)	550,000	567,008

Total Commercial Mortgage-Backed Securities
(Cost $49,229,237)		51,984,598

Residential
Mortgage-Backed Securities		0.17%
Banc of America Funding Corp.:
Class 2A4,
5.500%, 8/1/2035	890,512	782,634
Series 2005-4,
Class 1A4,
5.500%, 8/1/2035	442,555	362,725
Banc of America Mortgage Securities Inc.:
Series 2005-2,
Class 1A12,
5.500%, 3/25/2035	293,946	280,726
Series 2005-8,
Class A14,
5.500%, 9/25/2035	896,986	810,097

	Principal
	Amount	Market Value
Bank of America Alternative Loan Trust,
Series 2005-4,
Class CB9,
5.500%, 5/25/2035	$823,859	$333,133
Bear Stearns Co.,
Series 2003-7,
Class 4A, 4.884%,
10/25/2033(1)	59,918	60,861
WAMU Mortgage Pass-Through Certificates,
Series 2003-AR3,
Class B1, 2.499%,
4/25/2033(1)	42,099	34,492

Total Residential Mortgage-Backed Securities
(Cost $3,436,566)		2,664,668

Agency Mortgage-Backed Securities		26.41%
FHLMC:
Pool #781804,
5.073%, 7/1/2034(1)	676,770	724,552
Pool #781811,
5.113%, 7/1/2034(1)	311,695	333,713
Pool #781958,
5.106%, 9/1/2034(1)	900,688	966,042
Gold Pool #G08061,
5.500%, 6/1/2035	648,607	706,193
Gold Pool #G08079,
5.000%, 9/1/2035	10,892,447	11,721,678
Gold Pool #G01960,
5.000%, 12/1/2035	3,361,768	3,617,696
Gold Pool #A41748,
5.000%, 1/1/2036	4,719,820	5,079,135
Gold Pool #A42128,
5.500%, 1/1/2036	4,226,408	4,601,650
Gold Pool #G02064,
5.000%, 2/1/2036	4,981,144	5,360,353
Gold Pool #G05200,
5.000%, 5/1/2036	13,950,217	15,012,233
Gold Pool #G02252,
5.500%, 7/1/2036	11,792,738	12,826,867
Gold Pool #G02386,
6.000%, 11/1/2036	8,377,786	9,231,566
Pool #1G1317,
5.933%, 11/1/2036(1)	4,686,578	5,068,693
Gold Pool #G03189,
6.500%, 9/1/2037	14,145,657	15,874,581
Pool #A86876,
5.000%, 6/1/2039	11,320,068	12,178,310
Pool #A97620,
4.500%, 3/1/2041	25,634,385	27,180,779
FNMA:
Pool #995749,
4.000%, 5/25/2024	17,605,261	18,578,568
Pool #932361,
4.000%, 1/1/2025	17,640,740	18,616,008
Pool #AC8938,
4.500%, 1/1/2025	19,791,685	21,111,613

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2011 (continued)

	Principal
	Amount	Market Value
Pool #AD4268,
4.500%, 3/1/2025	$12,347,174	$13,170,619
Pool #779610,
4.952%, 6/1/2034(1)	226,136	241,982
Pool #725705,
5.000%, 8/1/2034	1,419,012	1,538,873
Pool #255706,
5.500%, 5/1/2035	7,730,984	8,442,745
Pool #735897,
5.500%, 10/1/2035	4,708,007	5,141,454
Pool #836496,
5.000%, 10/1/2035	6,750,267	7,298,962
Pool #850582,
5.500%, 1/1/2036	2,273,274	2,482,565
Pool #745275,
5.000%, 2/1/2036	8,997,420	9,728,776
Pool #845471,
5.000%, 5/1/2036	1,006,444	1,078,032
Pool #888016,
5.500%, 5/1/2036	8,979,733	9,806,461
Pool #190377,
5.000%, 11/1/2036	8,098,221	8,756,485
Pool #256526,
6.000%, 12/1/2036	10,200,227	11,188,731
Pool #888405,
5.000%, 12/1/2036	1,848,641	1,998,908
Pool #907772,
6.000%, 12/1/2036	4,645,310	5,095,487
Pool #910881,
5.000%, 2/1/2037	7,300,902	7,820,207
Pool #889108,
6.000%, 2/1/2038	8,727,303	9,620,795
Pool #257161,
5.500%, 4/1/2038	15,797,755	17,217,641
Pool #889579,
6.000%, 5/1/2038	14,865,214	16,443,008
Pool #995838,
5.500%, 5/1/2039	12,258,696	13,360,495
Pool #AE0395,
4.500%, 10/1/2040	27,169,278	28,925,663
Pool #MA0583,
4.000%, 11/1/2040	28,117,914	29,572,847
Pool #AJ1407,
4.000%, 9/1/2041	21,360,104	22,472,047
GNMA,
Pool #550656,
5.000%, 9/15/2035	1,130,732	1,257,798

Total Agency Mortgage-Backed Securities
(Cost $400,533,475)		421,450,811

Total Asset-Backed Securities, Collateralized
Debt Obligations, Commercial Mortgage-Backed
Securities, Residential Mortgage-Backed
Securities & Agency Mortgage Backed Securities
(Cost $528,234,069)		547,082,346

	Principal
	Amount/Shares	Market Value
U.S. GOVERNMENT &
AGENCY OBLIGATIONS		0.01%
FNMA,
8.200%, 3/10/2016	$55,000	$71,133

Total U.S. Government & Agency Obligations
(Cost $52,766)		71,133

U.S. TREASURY BONDS & NOTES		11.57%
1.375%, 4/15/2012	38,750,000	38,902,907
1.750%, 10/31/2018	24,000,000	24,705,000
3.625%, 2/15/2020	10,000,000	11,596,880
4.500%, 2/15/2036	16,750,000	21,903,238
4.375%, 2/15/2038	4,500,000	5,811,327
4.375%, 11/15/2039	15,000,000	19,439,070
4.750%, 2/15/2041	36,700,000	50,485,438
3.750%, 8/15/2041	10,000,000	11,734,380
		184,578,240

Total U.S. Treasury Bonds & Notes
(Cost $164,027,153)		184,578,240

MONEY MARKET MUTUAL FUNDS		0.96%
Fidelity Institutional
Money Market
Government
Portfolio - Class I
(7 Day Yield 0.010%)	15,223,188	15,223,188

Total Money Market Mutual Funds
(Cost $15,223,188)		15,223,188

Total Investments
(Cost $1,507,500,823)	99.08%	1,581,072,304

Other Assets in Excess
of Liabilities	0.92%	14,750,039

Net Assets	100.00%	$1,595,822,343

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2011 (continued)

(1)   The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(2)   This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

						Market Value
						as Percentage
Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	of Net Assets

Adams Outdoor Advertising LP	5.438%	12/20/17	12/3/10	$8,004,237	$8,367,573	0.52%
Adams Outdoor Advertising LP	10.756%	12/20/17	12/3/10	6,300,000	6,684,634	0.42%
Aviation Capital Group Corp.	6.750%	4/6/21	12/7/11	5,440,867	5,403,026	0.34%^
BMW US Capital Inc.	5.730%	11/1/15	10/16/07	12,000,000	13,143,600	0.82%
Calpine Corp.	7.500%	2/15/21	10/18/10-10/19/10	8,363,585	8,976,250	0.56%^
Crown Castle Towers LLC	5.495%	1/15/17	1/8/10	4,500,000	4,919,630	0.31%^
Crown Castle Towers LLC	6.113%	1/15/20	1/8/10	8,975,000	9,915,230	0.62%^
Crown Castle Towers LLC	4.883%	8/15/20	7/29/10	5,900,000	6,038,508	0.38%^
Emigrant Capital Trust II	2.904%	4/14/34	8/11/04	846,503	409,820	0.03%
Eszoplicone Royalty SUB LLC, Series IV	12.000%	3/15/14	7/29/05	317,863	311,506	0.02%
First Tennessee Bank	3.750%	–	3/16/05	1,500,000	882,656	0.06%
FMR Corp.	7.490%	6/15/19	3/6/07	5,624,667	5,815,655	0.36%^
GTP Towers Issuer LLC	8.112%	2/15/15	2/11/10	15,000,000	15,492,015	0.97%
Host Hotels & Resorts LP	5.875%	6/15/19	7/11/11	2,109,993	2,147,250	0.13%^
Indianapolis Power & Light Co.	6.300%	7/1/13	7/30/03 - 2/6/06	400,705	429,030	0.03%^
I-Preferred Term Securities I Ltd.	–%	12/4/12	11/21/02	150,000	75	0.00%*
Marriott Vacation Club Owner Trust,
Series 2006-2A, Class A	5.362%	4/20/14	10/31/06	137,482	139,073	0.01%^
Marriott Vacation Club Owner Trust,
Series 2010-1A, Class A	3.540%	12/20/32	11/5/10	6,579,268	6,653,536	0.42%^
Northern Natural Gas Co.	5.375%	10/31/12	10/9/02	349,914	363,246	0.02%^
N-Star Real Estate Ltd,
Series 2004-2A, Class C2B	6.591%	6/28/14	6/16/04	573,368	140,048	0.01%
Preferred Term Securities VI Ltd.	–%	7/3/12	6/13/02	250,000	125	0.00%*
Preferred Term Securities X Ltd.	–%	7/3/13	6/16/03	350,000	35	0.00%*
Preferred Term Securities XI B-3 Ltd.	2.159%	9/24/33	6/2/05	509,793	114,418	0.01%
Preferred Term Securities XI Ltd.	–%	10/3/13	9/9/03	350,000	105	0.00%*
Preferred Term Securities XII Ltd.	–%	12/24/13	12/9/03 - 1/7/05	502,737	150	0.00%*
Preferred Term Securities XIII Ltd.	–%	3/24/14	3/9/04	500,000	150	0.00%*
Preferred Term Securities XIV Ltd.	–%	6/17/14	6/9/04	500,000	100	0.00%*
River North Ltd, Series 2005-1A	–%	2/6/14	12/22/04	800,000	80	0.00%*
SBA Towers Trust	4.254%	4/15/15	4/8/10	550,000	567,008	0.04%^
Sinclair Television Group Inc.	9.250%	11/1/17	11/17/11	650,236	657,000	0.04%^
Soloso Bank Pref	–%	10/15/15	8/3/05	745,679	75	0.00%*
Sweetwater Investors LLC	5.875%	5/15/14	5/31/05 - 12/15/05	223,043	217,140	0.01%
Tenaska Alabama II Partners LP	6.125%	3/30/23	10/9/03 - 1/19/05	229,993	243,278	0.02%^
Tenaska Virginia Partners LP	6.119%	3/30/24	4/29/04 - 1/19/05	202,144	209,739	0.01%^
Tricadia, Series 2003-1A, Class PS	–%	12/15/13	12/10/03	247,317	8,750	0.00%*
Tuckahoe Credit Lease Trust	9.310%	10/20/25	12/11/09	4,253,254	4,860,943	0.30%
USG Corp.	8.375%	10/15/18	11/8/10-11/9/10	8,495,949	7,770,000	0.49%^
West Fraser Timber Co. Ltd.	5.200%	10/15/14	6/12/06 - 8/3/09	8,173,851	8,880,156	0.56%^
WPD Holdings	7.250%	12/15/17	10/15/03 - 6/30/06	860,693	1,033,910	0.06%^
				$121,468,141	$120,795,523	7.57%

^ 144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 4.40% of the Fund’s net assets as of December 31, 2011.

* Less than 0.005%.

(3)    This security has been valued in good faith by management under the direction of the Board of Trustees. As of December 31, 2011 these securities represented 1.31% of the Fund’s net assets.

(4)    Income is not being accrued on this security due to the issuer’s default or expected default on interest payments.

(5)   The expected maturity date listed herein differs from the legal maturity date due to call or put features or due to the expected schedule of principal payments.

(6)   This security represents a junior tranche whereby the holder is entitled to all residual interest, if any, which can vary. The rate listed is the investment adviser’s estimated rate of residual interest as of the reporting date.

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2011

	Principal
	Amount	Market Value
CERTIFICATES OF PARTICIPATION		12.22%
Auraria Higher Education
Center, Certificate
of Participation,
6.000%, 5/1/2024,
Optional 5/1/2019
@ 100.00	$499,000	$565,791
City of Aurora,
Certificates of
Participation:
5.000%, 12/1/2026,
Optional 12/1/2019
@ 100.00	1,000,000	1,110,800
5.000%, 12/1/2030,
Optional 12/1/2019
@ 100.00	675,000	730,802
Colorado State Higher
Education, Cons.
Lease Pur.,
Certificates of
Participation:
5.250%, 11/1/2023,
Optional 11/1/2018
@ 100.00	1,000,000	1,124,050
5.000%, 11/1/2025	1,000,000	1,138,460
Colorado State,
Certificate of
Participation,
University of
Colorado at Denver
Health Sciences
Center Fitzsimons
Academic,
5.000%, 11/1/2018,
Optional 11/1/2015
@ 100.00, NATL-RE	700,000	771,456
Denver City & County,
Certificate of
Participation,
Denver Botanic
Gardens,
5.250%, 12/1/2024,
Optional 12/1/2018
@ 100.00	625,000	707,937
Douglas & Elbert
Counties School
District No. Re-1,
Certificate of
Participation,
5.000%, 1/15/2025,
Optional 1/15/2019
@ 100.00	1,000,000	1,105,190
Eagle County, Certificate
of Participation,
Justice Center
Project,
5.250%, 12/1/2023,
Optional 12/1/2018
@ 100.00	500,000	574,050

	Principal
	Amount	Market Value
Fort Collins, Certificates
of Participation,
5.375%, 6/1/2023,
Optional 6/1/2014
@ 100.00, AMBAC	$1,000,000	$1,078,620
Garfield County Public
Library District,
Certificate of
Participation,
5.000%, 12/1/2024,
Optional 12/1/2019
@ 100.00	675,000	725,544
Northern Colorado
Water Conservancy
District, Certificate
of Participation,
5.625%, 10/1/2018,
Optional 10/1/2012
@ 100.00, NATL-RE	510,000	523,857
Pueblo Co., Certificate of
Participation, Police
Complex Project,
5.500%, 8/15/2018,
AGM	500,000	600,655
Regional Transportation
District, Certificates
of Participation:
4.500%, 6/1/2019,
Optional 6/1/2015
@ 100.00, AMBAC	620,000	658,769
5.000%, 12/1/2022,
Optional 12/1/2017
@ 100.00, AMBAC	1,000,000	1,115,500
State of Colorado,
Certificates of
Participation,
Building Excellent
Schools Today,
5.000%, 3/15/2024,
Optional 3/15/2021
@ 100.00	1,000,000	1,150,950
University of Colorado,
Certificate of
Participation,
5.000%, 6/1/2023,
Prerefunded
6/1/2013 @ 100.00	150,000	159,662

Total Certificates of
Participation
(Cost $13,045,414)		13,842,093

	Principal
	Amount	Market Value
GENERAL OBLIGATION BONDS		34.17%
County-City-Special
District-School District		34.17%
Adams & Arapahoe
Counties Joint School
District 28J:
5.350%, 12/1/2015,
Escrowed to Maturity	$260,000	$305,068
6.250%, 12/1/2026,
Optional 12/1/2018
@ 100.00	1,250,000	1,506,838
Adams 12 Five Star Schools,
zero coupon,
12/15/2024, Optional
12/15/2016
@ 67.784, FGIC	2,385,000	1,411,729
Arapahoe County School
District No. 1
Englewood,
5.000%, 12/1/2029,
Optional 12/1/2021
@100.00	1,000,000	1,143,530
Arapahoe County School
District No. 5 Cherry
Creek,
5.000%, 12/15/2026,
Optional 12/15/2018
@ 100.00	1,000,000	1,155,700
Arapahoe County School
District No. 6
Littleton,
5.250%, 12/1/2021,
Prerefunded
12/1/2012 @ 100.00,
NATL-RE FGIC	500,000	522,365
Arapahoe Park &
Recreation District,
5.250%, 12/1/2022,
Prerefunded
12/1/2012 @ 100.00,
NATL-RE FGIC	750,000	783,548
City & County of Denver
Justice System,
5.000%, 8/1/2025,
Optional 8/1/2018
@ 100.00	750,000	855,173
City & County of Denver,
School District No. 1,
Series A,
5.500%, 12/1/2022,
FGIC	500,000	655,230
Clear Creek County
School District Re-1,
4.300%, 12/1/2013,
Prerefunded
12/1/2012 @ 100.00,
AGM	125,000	129,517

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2011 (continued)

	Principal
	Amount	Market Value
Denver City & County
School District No. 1:
5.000%, 12/1/2018	$1,000,000	$1,228,770
5.250%, 12/1/2025,
Optional 6/1/2019
@ 100.00	2,500,000	2,932,575
Douglas & Elbert
Counties School
District Re-1:
5.000%, 12/15/2017,
Optional 12/15/2014
@100.00, AGM	1,325,000	1,484,557
5.000%, 12/15/2023,
Optional 12/15/2017
@ 100.00	1,250,000	1,432,012
Eagle, Garfield & Routt
Counties School
District Re-50J,
5.000%, 12/1/2026,
Optional 12/1/2016
@ 100.00, AGM	2,500,000	2,754,025
El Paso County School
District 2,
5.000%, 12/1/2023,
Prerefunded
12/1/2012 @ 100.00,
NATL-RE	250,000	260,617
El Paso County School
District No. 20,
zero coupon,
12/15/2013, AGM	500,000	486,055
Garfield County, Garfield
School District Re-2:
5.000%, 12/1/2024,
Optional 12/1/2016
@ 100.00, AGM	800,000	876,664
4.750%, 12/1/2025,
Optional 12/1/2016
@ 100.00, AGM	1,000,000	1,075,000
5.000%, 12/1/2027,
Optional 12/1/2016
@ 100.00, AGM	250,000	269,683
Garfield, Pitkin & Eagle
Counties Roaring
Fork School District
Re-1:
5.000%, 12/15/2020,
Prerefunded
12/15/2014
@ 100.00, AGM	500,000	563,640
5.000%, 12/15/2023,
Optional 12/15/2021
@ 100.00	1,500,000	1,804,905
Gunnison Watershed
School District No.
Re 1J:
5.250%, 12/1/2024,
Optional 12/1/2018
@ 100.00	1,000,000	1,162,380

	Principal
	Amount	Market Value
5.000%, 12/1/2028,
Optional 12/1/2018
@ 100.00, AGM	$1,200,000	$1,336,776
Jefferson County School
District R-1:
5.250%, 12/15/2024	1,500,000	1,915,500
5.250%, 12/15/2025,
Optional 12/15/2016
@ 100.00, AGM	500,000	562,085
La Plata County School
District No. 9-R
Durango:
5.250%, 11/1/2020,
Prerefunded
11/1/2012 @ 100.00,
NATL-RE	125,000	130,098
4.500%, 11/1/2023,
Optional 11/1/2021
@ 100.00	1,000,000	1,158,100
5.125%, 11/1/2023,
Optional 11/1/2013
@ 100.00, NATL-RE	100,000	108,665
5.000%, 11/1/2024,
Optional 11/1/2021
@ 100.00	1,000,000	1,187,740
Lincoln Park,
Metropolitan
District,
5.625%, 12/1/2020,
Optional 12/1/2017
@ 100.00	250,000	254,567
Logan County School
District No Re-1
Valley-Sterling:
4.000%, 12/15/2022,
Optional 12/15/2021
@ 100.00	320,000	370,573
4.000%, 12/15/2023,
Optional 12/15/2021
@ 100.00	440,000	501,529
4.000%, 12/15/2024,
Optional 12/15/2021
@ 100.00	175,000	196,345
Mesa County Valley
School District 51
Grand Junction:
5.000%, 12/1/2021,
Prerefunded
12/1/2014 @ 100.00,
NATL-RE	525,000	590,950
5.000%, 12/1/2022,
Prerefunded
12/1/2014 @ 100.00,
NATL-RE	300,000	337,686
5.000%, 12/1/2024,
Prerefunded
12/1/2014 @ 100.00,
NATL-RE	1,000,000	1,125,620

	Principal
	Amount	Market Value
Moffat County School
District No. Re-1
Craig,
5.250%, 12/1/2026,
Optional 12/1/2017
@ 100.00, AGM	$1,030,000	$1,149,820
Pitkin County School
District No. 001,
Aspen,
5.375%, 12/1/2026,
Optional 12/1/2019
@ 100.00	225,000	265,302
Pueblo County School
District 60:
5.000%, 12/15/2021	750,000	945,045
5.000%, 12/15/2022	500,000	631,615
Rio Blanco County School
District No. Re-1
Meeker,
5.250%, 12/1/2022,
Optional 12/1/2018
@ 100.00	575,000	675,901
Summit County, Summit
County School
District Re-1,
5.000%, 12/1/2023,
Prerefunded
12/1/2014 @ 100.00,
NATL-RE-FGIC	200,000	215,206
Weld & Adams County
School District Re-3,
5.000%, 12/15/2021,
Prerefunded
12/15/2014
@ 100.00, AGM	200,000	225,456

Total General Obligation Bonds
(Cost $36,155,520)		38,684,160

REVENUE BONDS		44.68%
Airports		1.96%
City & County of Denver
Airport Series A
Revenue:
5.000%, 11/15/2018,
Optional 11/15/2015
@ 100.00, XLCA	1,000,000	1,118,820
5.250%, 11/15/2028,
Optional 11/15/2019
@ 100.00	1,000,000	1,105,560
		2,224,380

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2011 (continued)

	Principal
	Amount	Market Value
General		4.63%
Boulder County Open
Space Capital
Improvement Tr Fd,
5.000%, 12/15/2025,
Optional 12/15/2018
@ 100.00	$1,000,000	$1,133,900
Boulder County Open
Space Capital
Improvement Tr Fd,
Series A,
5.000%, 1/1/2024,
Prerefunded
1/1/2015 @ 100.00,
AGM	1,645,000	1,856,991
Regional Transportation
District, Colorado
Sales Tax Revenue,
Series A:
5.000%, 11/1/2024,
Prerefunded
11/1/2013 @ 100.00	1,000,000	1,084,390
5.000%, 11/1/2027,
Optional 11/1/2016
@ 100.00, AMBAC	500,000	554,280
Town of Castle Rock Co.,
Sales and Use
Tax Revenue,
6.000%, 6/1/2023,
Optional 6/1/2018
@ 100.00, AGM	500,000	607,265

		5,236,826

Higher Education		3.98%
Colorado Educational &
Cultural Facilities
Authority:
University of Denver:
5.000%, 3/1/2018,
Optional 9/1/2015
@ 100.00, NATL-RE	500,000	550,750
5.000%, 3/1/2021,
Optional 9/1/2015
@ 100.00, MBIA-RE
FGIC	300,000	326,145
Colorado School of Mines
Auxiliary Facility
Revenue Enterprise:
5.250%, 12/1/2020,
Prerefunded
12/1/2012 @ 100.00,
AMBAC	420,000	438,787
5.250%, 12/1/2020,
Optional 12/1/2012
@ 100.00, AMBAC	85,000	86,862

	Principal
	Amount	Market Value
Colorado State Board of
Governors,
5.250%, 3/1/2024,
Optional 3/1/2017,
NATL-RE	$500,000	$555,870
Colorado State Board of
Governors University
- Enterprise
Revenue Bonds,
5.000%, 12/1/2020,
Prerefunded
12/1/2015 @ 100.00,
XLCA	500,000	579,960
Colorado State
College Board of
Trustees, Auxiliary
Facilities System -
Enterprise Revenue
Bonds,
5.000%, 5/15/2022,
Prerefunded
5/15/2013 @ 100.00,
NATL-RE	660,000	685,265
Mesa State College,
Auxiliary Facility
Enterprise Revenue,
5.700%, 5/15/2026,
Prerefunded
11/15/2017 @ 100.00	250,000	317,375
University of Colorado
Enterprise Systems
Revenue, Series B:
5.000%, 6/1/2024,
Prerefunded
6/1/2013 @ 100.00,
FGIC	150,000	159,771
5.000%, 6/1/2026,
Optional 6/1/2015
@ 100.00, NATL-RE	750,000	809,812
		4,510,597

Medical		11.91%
Aspen Valley
Hospital District,
5.000%, 10/15/2021,
Optional 10/15/2016
@ 100.00	600,000	596,748
Aurora Colorado
Hospital Revenue,
Children’s Hospital,
5.000%, 12/1/2022,
Optional 12/1/2018
@ 100.00, AGM	1,000,000	1,112,670
Colorado Health Facilities
Authority Revenue,
Adventist Sunbelt:
5.125%, 11/15/2020,
Prerefunded
11/15/2016 @ 100.00	345,000	413,445

	Principal
	Amount	Market Value
5.250%, 11/15/2027,
Optional 11/15/2016
@ 100.00(1)	$1,000,000	$1,058,300
Colorado Health Facilities
Authority Revenue,
Catholic Health
Initiatives:
5.000%, 2/1/2023,
Optional 2/1/2021
@100.00	500,000	561,160
5.250%, 7/1/2024,
Optional 7/1/2019
@ 100.00	1,000,000	1,117,200
5.500%, 3/1/2032,
Pre-Refunded
3/2/2012 @ 100.00	500,000	504,190
Colorado Health
Facilities Authority
Revenue, Covenant
Retirement
Communities Inc.,
5.250%, 12/1/2025,
Optional 12/1/2015
@ 100.00	500,000	490,310
Colorado Health Facilities
Authority Revenue,
Evangelical
Lutheran:
5.250%, 6/1/2018,
Optional 6/1/2016
@ 100.00	750,000	814,935
5.250%, 6/1/2020,
Optional 6/1/2016
@ 100.00	500,000	531,640
5.250%, 6/1/2023,
Optional 6/1/2016
@ 100.00	400,000	417,208
Colorado Health Facilities
Authority Revenue,
Park View Medical
Center:
5.000%, 9/1/2020,
Optional 9/15/2015
@ 100.00	450,000	469,809
5.000%, 9/1/2025,
Optional 9/1/2017
@ 100.00	450,000	457,726
Colorado Health Facilities
Authority Revenue,
Sisters Leavenworth,
Series B,
5.000%, 1/1/2023,
Optional 1/1/2020
@ 100.00	1,000,000	1,108,160

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2011 (continued)

	Principal
	Amount	Market Value
Colorado Health
Facilities Authority
Revenue, Vail Valley
Medical Center,
5.000%, 1/15/2020,
Optional 1/15/2015
@ 100.00	$940,000	$975,504
Colorado Health Facilities
Authority Revenue,
Valley View Hospital
Association,
5.000%, 5/15/2027,
Optional 5/15/2017
@ 100.00	250,000	248,133
Colorado Health Facilities
Authority Revenue,
Yampa Valley
Medical Center,
5.000%, 9/15/2022,
Optional 9/15/2017
@ 100.00	850,000	852,864
Colorado Health
Facilities Authority,
Poudre Valley
Health, Series A,
5.000%, 3/1/2025,
Optional 3/1/2015
@ 100.00	700,000	712,831
Denver Health &
Hospital Authority:
5.000%, 12/1/2018,
Optional 12/1/2016	500,000	528,210
5.000%, 12/1/2020,
Optional 12/1/2016	500,000	514,645
		13,485,688

Special Tax		5.26%
Aurora Colorado Golf
Course Enterprise:
4.125%, 12/1/2013	110,000	110,951
4.250%, 12/1/2014	125,000	125,641
4.375%, 12/1/2015	125,000	124,220
Broomfield Sales &
Use Tax,
5.200%, 12/1/2017,
Optional 12/1/2012
@ 100.00, AMBAC	500,000	516,430
Colorado Educational &
Cultural Facilities
Authority:
Academy Charter School:
5.000%, 12/15/2015,
Mandatory Sinking
Fund 12/15/2013
@ 100.00	390,000	421,372
5.000%, 12/15/2021,
Optional 12/15/2015
@ 100.00, MORAL
OBLG	180,000	183,307

	Principal
	Amount	Market Value
4.625%, 12/15/2028,
Optional 12/15/2015
@ 100.00, MORAL
OBLG	$250,000	$232,332
Bromley East
Charter School,
5.125%, 9/15/2025,
Optional 9/15/2015
@ 100.00, XLCA	500,000	508,280
Kent Denver School,
5.000%, 10/1/2019	115,000	132,316
Denver City & County
Golf Enterprise:
5.500%, 9/1/2012,
Mandatory Sinking
Fund 9/1/2010
@ 100.00	90,000	91,806
4.600%, 9/1/2015	185,000	187,224
5.000%, 9/1/2018,
Optional 9/1/2016
@ 100.00	350,000	352,867
5.000%, 9/1/2019,
Optional 9/1/2016
@ 100.00	500,000	501,615
Grand Junction Leasing
Authority Capital
Improvement:
5.000%, 6/15/2020,
Optional 6/15/2016
@ 100.00, NATL-RE	390,000	433,543
5.000%, 6/15/2023,
Optional 6/15/2016
@ 100.00, NATL-RE	390,000	428,696
Northwest Parkway
Public Highway
Authority Revenue,
5.800%, 6/15/2025,
Prerefunded
6/15/2016 @ 100.00,
AGM	960,000	1,155,638
Superior Open Space
Sales & Use Tax:
4.625%, 6/1/2015	100,000	104,791
4.750%, 6/1/2017,
Optional 6/1/2016
@ 100.00	325,000	344,578
		5,955,607

Transportation		1.17%
Colorado Department of
Transportation:
5.000%, 12/15/2016,
Prerefunded
12/15/2014 @100.00,
NATL-RE FGIC	975,000	1,097,577
5.000%, 12/15/2016,
NATL-RE FGIC	205,000	229,623
		1,327,200

	Principal
	Amount	Market Value
Utilities		15.77%
Brighton Colorado Water
Activity Enterprise,
5.000%, 12/1/2029,
Optional 12/1/2019
@ 100.00	$1,515,000	$1,693,997
Broomfield Water
Activity Enterprise,
5.500%, 12/1/2018,
Optional 12/1/2012
@ 100.00, NATL-RE	500,000	504,120
Colorado Springs
Colorado Utilities
Revenue:
5.000%, 11/15/2027,
Prerefunded
11/15/2012 @ 100.00	1,500,000	1,561,515
5.000%, 11/15/2027,
Optional 11/15/2021
@ 100.00	1,000,000	1,161,260
Colorado Water
Resources & Power
Development
Authority,
5.000%, 9/1/2022,
Optional 9/1/2014
@ 100.00	650,000	708,643
Colorado Water
Resources & Power
Development
Authority, Drinking
Water,
5.000%, 9/1/2017,
Optional 9/1/2012
@ 100.00	500,000	513,600
Colorado Water
Resources & Power
Development
Authority, East
Cherry Creek Valley
Water & Sanitation
District,
4.250%, 11/15/2025,
Optional 11/15/2015
@ 100.00, NATL-RE	1,420,000	1,460,172
Colorado Water
Resources & Power
Development
Authority, Parker
Water & Sanitation
District,
5.000%, 9/1/2026,
Optional 9/1/2014
@ 100.00, NATL-RE	500,000	510,050

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2011 (continued)

	Principal
	Amount	Market Value
Colorado Water
Resources & Power
Development
Authority, Steamboat
Springs Util.
Enterprise Project,
5.000%, 8/1/2031,
Optional 8/1/2021
@ 100.00	$625,000	$684,169
Colorado Water
Resources & Power
Development
Authority, Waste
Water Revolving
Fund,
5.500%, 9/1/2019	500,000	636,660
Denver City & County
Board of Water
Commissioners,
5.000%, 12/15/2029,
Optional 12/15/2017
@ 100.00, AGM	1,575,000	1,728,232
Fort Collins Colorado
Waste Water Utility
Enterprise:
5.000%, 12/1/2026,
Optional 12/1/2018
@ 100.00	1,000,000	1,117,930
5.000%, 12/1/2027,
Optional 12/1/2018
@ 100.00	465,000	516,782
Fort Collins, Larimer
County Colorado
Stormwater Utilities,
4.875%, 12/1/2020,
Prerefunded
12/1/2012 @ 100.00,
AMBAC	250,000	260,335
Golden Colorado Water &
Waste Treatment,
4.950%, 11/15/2022,
Optional 11/15/2013
@ 100.00, AGM	150,000	157,422
Platte River
Power Authority,
Series HH:
5.000%, 6/1/2022,
Optional 6/1/2019
@ 100.00	485,000	572,964
5.000%, 6/1/2027,
Optional 6/1/2019
@ 100.00	2,000,000	2,251,080
5.000%, 6/1/2028,
Optional 6/1/2019
@ 100.00	1,000,000	1,118,520

	Principal
	Amount/Shares	Market Value
Pueblo County
Pollution Control
Public Service of
Colorado Project,
5.100%, 1/1/2019,
Optional anytime
upon 30 days notice
@ 100.00, AMBAC	$150,000	$150,111
Thornton Colorado Water
Enterprise,
5.000%, 12/1/2021,
Optional 12/1/2014
@ 100.00, NATL-RE	500,000	541,540
		17,849,102

Total Revenue Bonds
(Cost $48,175,338)		50,589,400

MONEY MARKET MUTUAL FUNDS		8.27%
Fidelity Institutional
Money Market Tax
Exempt - Class I
(7 Day Yield 0.010%)	9,360,493	9,360,493

Total Money Market Mutual Funds
(Cost $9,360,493)		9,360,493

Total Investments
(Cost $106,736,765)	99.34%	112,476,146

Other Assets in
Excess of Liabilities	0.66%	744,716

Net Assets	100.00%	$113,220,862

(1) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See Notes to Financial Statements.

COMMON ABBREVIATIONS

AB	Aktiebolag is the Swedish equivalent of the term corporation.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGM	Assured Guaranty Municipal
AMBAC	Ambac Financial Group Inc.
BV	Besloten Vennootschap is a Dutch private limited liability company.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LLC	Limited Liability Company
LP	Limited Partnership
Ltd.	Limited
MBIA	MBIA Inc. delivers credit enhancement for the obligations of debt such as municipal bonds. The purchase of municipal bond insurance is used to improve or enhance the credit rating of a borrower’s debt financing.

MORAL OBLG	Charter School Moral Obligation Program. Moral Obligation bonds are revenue-backed, state issued municipal bonds, whose principal and interest is backed by the moral, but not legal, obligation of a state government.

NATL-RE	Third party insurer for municipal debt securities.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Co.
REIT	Real Estate Investment Trust
S.A.	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.

S.p.A.	Società Per Azioni is an Italian shared company.
XLCA	XL Capital Assurance Inc. delivers credit enhancement for the obligations of debt such as municipal bonds

CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar

WESTCORE FUNDS AS OF DECEMBER 31, 2011

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Growth	MIDCO	Select	Blue Chip	Mid-Cap	Small-Cap
	Fund	Growth Fund	Fund	Fund	Value Fund	Opportunity Fund

Assets
Investments at value (cost - see below)	$68,004,203	$133,986,837	$676,974,369	$69,167,780	$43,146,638	$46,931,996
Unrealized gain on forward foreign
currency contracts	0	0	0	0	0	0
Receivable for investment securities sold	0	1,110,955	14,032,754	0	0	0
Dividends and interest receivable	24,814	76,350	364,015	120,898	75,961	39,246
Receivable for fund shares subscribed	9,625	194,435	692,503	227	13,280	31,547
Investment for trustee deferred compensation plan	27,558	94,267	17,420	16,787	9,072	12,110
Receivable due from advisor	0	0	0	0	0	0
Prepaid and other assets	15,231	17,499	33,182	10,434	11,956	14,015
Total Assets	68,081,431	135,480,343	692,114,243	69,316,126	43,256,907	47,028,914

Liabilities
Payable for investment securities purchased	0	30,818	8,921,641	0	0	0
Unrealized loss on forward foreign
currency contracts	0	0	0	0	0	0
Payable for fund shares redeemed	19,832	55,321	1,292,071	119,580	0	67,435
Payable for investment advisory fee	34,988	73,619	383,941	16,518	23,143	22,131
Payable for administration fee	10,106	18,710	94,272	8,731	5,633	6,882
Payable for shareholder servicing reimbursement	6,722	7,736	75,812	2,669	4,579	3,976
Payable for trustee deferred compensation plan	27,558	94,267	17,420	16,787	9,072	12,110
Payable for chief compliance officer fee	487	963	4,940	481	291	328
Other payables	33,483	41,475	123,871	47,214	24,533	29,490
Total Liabilities	133,176	322,909	10,913,968	211,980	67,251	142,352
Net Assets	$67,948,255	$135,157,434	$681,200,275	$69,104,146	$43,189,656	$46,886,562

Net Assets Consist of:
Paid-in capital	$64,007,098	$128,331,521	$762,510,639	$58,788,992	$49,086,540	$40,419,874
(Over)/Undistributed net investment income	(33,868)	(293,186)	(19,448)	17,377	(4,827)	(26,990)
Accumulated net realized gain/(loss) on
investments and foreign currency transactions	(10,834,509)	(306,736)	(81,147,529)	168,626	(11,360,054)	257,528
Net unrealized appreciation/(depreciation) on
investments and translation of assets and
liabilities denominated in foreign currencies	14,809,534	7,425,835	(143,387)	10,129,151	5,467,997	6,236,150
Net Assets	$67,948,255	$135,157,434	$681,200,275	$69,104,146	$43,189,656	$46,886,562

Net Assets:
Retail Class	$59,311,219	$96,761,708	$681,200,275	$61,294,754	$43,189,656	$43,570,016
Institutional Class	8,637,036	38,395,726	N/A	7,809,392	N/A	3,316,546
Shares of Beneficial Interest Outstanding:
Retail Class	4,761,362	16,410,911	36,411,168	5,332,727	2,386,351	1,348,657
Institutional Class	691,097	6,470,171	N/A	681,336	N/A	102,136
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Retail Class	$12.46	$5.90	$18.71	$11.49	$18.10	$32.31
Institutional Class	12.50	5.93	N/A	11.46	N/A	32.47

Cost of Investments	$53,194,669	$126,561,002	$677,117,756	$59,038,629	$37,678,641	$40,695,846

See Notes to Financial Statements.

AS OF DECEMBER 31, 2011

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Small-Cap	Micro-Cap	International	Flexible	Plus Bond	Colorado
	Value Fund	Opportunity Fund	Small-Cap Fund(1)	Income Fund	Fund	Tax-Exempt Fund

Assets
Investments at value (cost - see below)	$292,144,626	$1,734,955	$134,682,412	$88,844,043	$1,581,072,304	$112,476,146
Unrealized gain on forward foreign
currency contracts	0	0	240,846	0	0	0
Receivable for investment securities sold	0	0	0	0	0	0
Dividends and interest receivable	320,077	1,552	267,464	1,327,770	13,763,496	658,052
Receivable for fund shares subscribed	209,014	25	212,990	10,590	2,384,955	249,190
Investment for trustee deferred compensation plan	26,228	134	6,972	25,003	169,612	16,118
Receivable due from advisor	0	13,479	0	0	0	0
Prepaid and other assets	25,270	7,405	21,295	21,056	55,032	4,378
Total Assets	292,725,215	1,757,550	135,431,979	90,228,462	1,597,445,399	113,403,884

Liabilities
Payable for investment securities purchased	0	0	481,081	0	0	0
Unrealized loss on forward foreign currency
contracts	0	0	609,234	0	0	0
Payable for fund shares redeemed	3,162,729	0	921,823	58,722	673,958	84,381
Payable for investment advisory fee	203,692	0	98,514	24,636	207,117	22,180
Payable for administration fee	38,293	664	17,068	12,368	194,281	13,699
Payable for shareholder servicing reimbursement	23,457	148	15,025	8,502	156,825	10,965
Payable for trustee deferred compensation plan	26,228	134	6,972	25,003	169,612	16,118
Payable for chief compliance officer fee	2,100	11	903	554	10,583	719
Other payables	59,306	23,047	45,297	41,860	210,680	34,960
Total Liabilities	3,515,805	24,004	2,195,917	171,645	1,623,056	183,022
Net Assets	$289,209,410	$1,733,546	$133,236,062	$90,056,817	$1,595,822,343	$113,220,862

Net Assets Consist of:
Paid-in capital	$268,172,703	$1,557,843	$140,962,827	$134,618,160	$1,521,853,154	$108,553,406
(Over)/Undistributed net investment income	(20,059)	(813)	(333,380)	(260,036)	(312,793)	(18,254)
Accumulated net realized gain/(loss) on investments,
futures and foreign currency transactions	(15,782,512)	(29,844)	(8,923,893)	(38,971,824)	710,501	(1,053,671)
Net unrealized appreciation/(depreciation) on
investments and translation of assets and
liabilities denominated in foreign currencies	36,839,278	206,360	1,530,508	(5,329,483)	73,571,481	5,739,381
Net Assets	$289,209,410	$1,733,546	$133,236,062	$90,056,817	$1,595,822,343	$113,220,862

Net Assets:
Retail Class	$196,763,528	$1,733,546	$133,236,062	$87,962,196	$1,399,473,249	$113,220,862
Institutional Class	92,445,882	N/A	N/A	2,094,621	196,349,094	N/A
Shares of Beneficial Interest Outstanding:
Retail Class	16,640,094	155,476	9,158,581	10,269,419	126,763,580	9,814,623
Institutional Class	7,835,494	N/A	N/A	248,381	17,987,024	N/A
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Retail Class	$11.82	$11.15	$14.55	$8.57	$11.04	$11.54
Institutional Class	11.80	N/A	N/A	8.43	10.92	N/A
Cost of Investments	$255,305,348	$1,528,595	$132,781,358	$94,173,526	$1,507,500,823	$106,736,765

(1) Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

See Notes to Financial Statements.

WESTCORE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2011

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Growth	MIDCO	Select	Blue Chip	Mid-Cap	Small-Cap
	Fund	Growth Fund	Fund	Fund	Value Fund	Opportunity Fund

Investment Income
Dividends, net of foreign taxes*	$785,569	$1,218,299	$4,600,010	$1,765,113	$937,157	$503,978
Interest	169	1,202	3,794	134	192	382
Other Income	0	0	0	0	0	0
Total Income	785,738	1,219,501	4,603,804	1,765,247	937,349	504,360

Expenses
Investment advisory fee	568,636	978,191	4,544,450	511,334	339,057	513,012
Administrative fee	149,484	240,704	1,111,762	133,663	72,015	91,714
Shareholder servicing reimbursement -
Retail Class	113,236	107,398	922,435	41,874	57,671	52,964
Transfer agent fees	25,646	47,811	121,208	95,613	19,363	23,037
Fund accounting fees and expenses	43,002	49,813	142,588	41,927	33,991	44,617
Legal fees	2,069	3,547	17,042	3,455	2,098	2,407
Printing fees	14,361	26,175	202,658	22,971	7,488	7,596
Registration fees	35,647	36,638	60,954	20,295	19,510	32,756
Audit and tax preparation fees	16,566	16,566	14,599	12,728	14,599	15,677
Custodian fees	7,368	15,015	50,570	9,842	3,577	5,119
Insurance	2,685	3,537	7,796	0	1,178	1,564
Trustee fees and expenses	8,993	16,698	85,026	10,240	6,335	7,549
Chief compliance officer fee	2,322	4,248	21,460	2,113	1,211	1,458
Merger related expenses - Retail Class	0	0	0	85,000	0	0
Other	9,505	10,971	40,487	15,578	6,986	10,924
Total expenses before waivers	999,520	1,557,312	7,343,035	1,006,633	585,079	810,394
Expenses waived by:
Investment advisor
Retail Class	0	0	0	(96,722)	(19,292)	(103,338)
Institutional Class	(34,048)	(19,474)	N/A	(18,923)	N/A	(41,045)
Administrator
Retail Class	0	0	0	(3,250)	(693)	(2,956)
Institutional Class	0	0	N/A	0	N/A	0
Net Expenses	965,472	1,537,838	7,343,035	887,738	565,094	663,055
Net Investment Income/(Loss)	(179,734)	(318,337)	(2,739,231)	877,509	372,255	(158,695)

Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments	18,413,891	19,868,579	(80,970,008)	7,398,042	2,091,266	3,955,323
Net change in unrealized appreciation/
(depreciation) on investments	(16,827,055)	(31,100,226)	(52,626,326)	(5,436,635)	(2,310,994)	(5,724,320)
Net Realized And Unrealized Gain/(Loss)	1,586,836	(11,231,647)	(133,596,334)	1,961,407	(219,728)	(1,768,997)
Net Increase/(Decrease) In Net Assets Resulting
From Operations	$1,407,102	$(11,549,984)	$(136,335,565)	$2,838,916	$152,527	$(1,927,692)
* Foreign tax withholdings	$13,700	$0	$0	$12,031	$0	$0

See Notes to Financial Statements.

FOR THE YEAR ENDED DECEMBER 31, 2011

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Small-Cap	Micro-Cap	International	Flexible	Plus Bond	Colorado
	Value Fund	Opportunity Fund	Small-Cap Fund(1)	Income Fund	Fund	Tax-Exempt Fund

Investment Income
Dividends, net of foreign taxes*	$6,947,911	$19,202	$3,811,376	$379,741	$357,864	$0
Interest	1,183	795	569	4,360,632	69,520,787	4,388,277
Other Income	0	0	0	81,396	339,544	0
Total Income	6,949,094	19,997	3,811,945	4,821,769	70,218,195	4,388,277

Expenses
Investment advisory fee	3,351,934	17,208	1,379,219	305,979	6,971,379	516,387
Administrative fee	533,976	12,740	182,876	118,358	2,468,689	164,599
Shareholder servicing reimbursement -
Retail Class	318,332	1,795	159,637	75,112	1,815,958	122,994
Transfer agent fees	34,710	16,062	26,590	26,798	188,351	19,958
Fund accounting fees and expenses	92,778	43,675	46,089	46,153	351,439	50,093
Legal fees	15,639	36	2,708	1,587	36,884	2,378
Printing fees	76,684	899	29,168	12,998	247,058	11,564
Registration fees	48,139	19,406	28,688	32,972	78,689	4,784
Audit and tax preparation fees	16,566	13,695	15,115	25,593	42,587	19,596
Custodian fees	26,138	6,147	57,959	4,865	86,838	5,686
Insurance	9,109	72	1,672	1,889	46,943	3,559
Trustee fees and expenses	51,472	154	13,202	6,787	166,255	10,813
Chief compliance officer fee	9,593	44	3,443	1,872	42,091	2,745
Merger related expenses – Retail class	0	0	0	0	0	0
Other	15,497	6,941	9,004	4,898	24,837	7,063
Total expenses before waivers	4,600,567	138,874	1,955,370	665,861	12,567,998	942,219
Expenses waived by:
Investment advisor
Retail Class	(251,102)	(113,254)	(225,878)	(50,748)	(3,559,473)	(257,458)
Institutional Class	(141,989)	N/A	N/A	(36,102)	(569,762)	N/A
Administrator
Retail Class	(7,320)	(3,249)	(5,470)	(2,822)	(198,748)	(13,457)
Institutional Class	0	N/A	N/A	0	0	N/A
Net Expenses	4,200,156	22,371	1,724,022	576,189	8,240,015	671,304
Net Investment Income/(Loss)	2,748,938	(2,374)	2,087,923	4,245,580	61,978,180	3,716,973

Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) on investments	32,246,405	73,243	82,710	(7,762,882)	1,609,075	(961,741)
Net realized loss on foreign
currency transactions	0	0	(42,345)	0	0	0
Net realized loss on futures	0	0	0	0	(1,344)	0
Net change in unrealized appreciation/
(depreciation) on investments	(38,131,332)	(156,720)	(11,657,283)	8,925,277	49,562,532	5,823,128
Net change in unrealized depreciation on
translation of assets and liabilities denominated
in foreign currencies	0	0	(2,756,443)	0	0	0
Net Realized And Unrealized Gain/(Loss)	(5,884,927)	(83,477)	(14,373,361)	1,162,395	51,170,263	4,861,387
Net Increase/(Decrease) In Net Assets Resulting
From Operations	$(3,135,989)	$(85,851)	$(12,285,438)	$5,407,975	$113,148,443	$8,578,360
* Foreign tax withholdings	$1,661	$0	$275,803	$0	$0	$0

1) Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

See Notes to Financial Statements.

	Westcore Growth Fund		Westcore MIDCO Growth Fund		Westcore Select Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Increase in Net Assets from:

Operations:
Net investment loss	$(179,734)	$(76,863)	$(318,337)	$(196,256)	$(2,739,231)	$(181,769)
Net realized gain/(loss)	18,413,891	16,120,529	19,868,579	21,874,649	(80,970,008)	9,495,276
Change in unrealized net appreciation or (depreciation)	(16,827,055)	(541,497)	(31,100,226)	12,181,923	(52,626,326)	44,795,813
Net increase/(decrease) in net assets resulting
from operations	1,407,102	15,502,169	(11,549,984)	33,860,316	(136,335,565)	54,109,320

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	0	0	N/A	N/A
From net realized capital gains
Retail Class	0	0	(5,891,648)	0	(4,503,597)	0
Institutional Class	0	0	(2,315,777)	0	N/A	N/A
From paid in capital
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	0	0	N/A	N/A
Decrease in net assets from distributions
to shareholders	0	0	(8,207,425)	0	(4,503,597)	0

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	19,424,275	17,206,835	31,551,259	11,331,418	749,733,215	300,122,074
Institutional Class	6,247,263	987,013	2,485,681	1,554,789	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	0	0	5,631,877	0	4,326,560	0
Institutional Class	0	0	2,315,777	0	N/A	N/A
Cost of Shares Redeemed
Retail Class	(70,157,197)	(44,066,088)	(30,000,928)	(16,741,256)	(324,510,682)	(29,375,675)
Institutional Class	(945,897)	(742,442)	(3,285,283)	(3,522,572)	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	(45,431,556)	(26,614,682)	8,698,383	(7,377,621)	429,549,093	270,746,399
Redemption Fees	7,982	2,161	25,155	1,517	316,754	118,472
Net Increase/(Decrease) In Net Assets	(44,016,472)	(11,110,352)	(11,033,871)	26,484,212	289,026,685	324,974,191

Net Assets:
Beginning of year	111,964,727	123,075,079	146,191,305	119,707,093	392,173,590	67,199,399
End of year*	$67,948,255	$111,964,727	$135,157,434	$146,191,305	$681,200,275	$392,173,590

*Including overdistributed net investment income of:	$(33,868)	$(31,491)	$(293,186)	$(289,395)	$(19,448)	$(9,320)

See Notes to Financial Statements.

	Westcore Blue Chip Fund		Westcore Mid-Cap Value Fund		Westcore Small-Cap Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income/(loss)	$877,509	$255,707	$372,255	$204,488	$(158,695)	$(87,891)
Net realized gain	7,398,042	1,050,866	2,091,266	3,138,488	3,955,323	574,283
Change in unrealized net appreciation or (depreciation)	(5,436,635)	29,318	(2,310,994)	4,914,872	(5,724,320)	9,032,981
Net increase/(decrease) in net assets resulting
from operations	2,838,916	1,335,891	152,527	8,257,848	(1,927,692)	9,519,373

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(760,025)	(92,844)	(368,999)	(234,999)	0	(35,166)
Institutional Class	(153,076)	(177,159)	N/A	N/A	0	(7,537)
From net realized capital gains
Retail Class	(241,989)	0	0	0	(630,978)	0
Institutional Class	(30,647)	0	N/A	N/A	(47,259)	0
From paid in capital
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	N/A	N/A	0	0
Decrease in net assets from distributions
to shareholders	(1,185,737)	(270,003)	(368,999)	(234,999)	(678,237)	(42,703)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	980,177	558,408	6,346,699	8,351,020	9,939,698	22,343,063
Institutional Class	288,298	440,064	N/A	N/A	163,381	287,585
Shares issued in reinvestment of distributions
Retail Class	764,528	80,713	357,023	224,015	220,089	13,674
Institutional Class	159,696	164,745	N/A	N/A	47,259	7,537
Cost of Shares Redeemed
Retail Class	(69,212,722)	(3,109,702)	(9,712,933)	(18,757,908)	(13,012,158)	(14,751,465)
Institutional Class	(14,091,045)	(2,140,994)	N/A	N/A	(371,352)	(437,332)
Acquisition (Note 10) - Retail Class	113,157,517	N/A	N/A	N/A	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	32,046,449	(4,006,766)	(3,009,211)	(10,182,873)	(3,013,083)	7,463,062
Redemption Fees	127,727	156	2,347	524	520	12,846
Net Increase/(Decrease) In Net Assets	33,827,355	(2,940,722)	(3,223,336)	(2,159,500)	(5,618,492)	16,952,578

Net Assets:
Beginning of year	35,276,791	38,217,513	46,412,992	48,572,492	52,505,054	35,552,476
End of year*	$69,104,146	$35,276,791	$43,189,656	$46,412,992	$46,886,562	$52,505,054

*Including (over)/undistributed net investment
income of:	$17,377	$(33,040)	$(4,827)	$(8,037)	$(26,990)	$(25,981)

See Notes to Financial Statements.

	Westcore Small-Cap Value Fund		Westcore Micro-Cap Opportunity Fund		Westcore International Small-Cap Fund(1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income/(loss)	$2,748,938	$3,086,761	$(2,374)	$(4,823)	$2,087,923	$450,221
Net realized gain	32,246,405	17,168,018	73,243	299,271	40,365	2,910,342
Change in unrealized net appreciation or (depreciation)	(38,131,332)	50,963,455	(156,720)	190,214	(14,413,726)	10,539,313
Net increase/(decrease) in net assets resulting
from operations	(3,135,989)	71,218,234	(85,851)	484,662	(12,285,438)	13,899,876

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(1,885,679)	(1,156,811)	0	0	(2,200,004)	(315,002)
Institutional Class	(1,004,321)	(2,238,186)	N/A	N/A	N/A	N/A
From net realized capital gains
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	N/A	N/A	N/A	N/A
From paid in capital
Retail Class	0	0	0	0	0	0
Institutional Class	0	0	N/A	N/A	N/A	N/A
Decrease in net assets from distributions
to shareholders	(2,890,000)	(3,394,997)	0	0	(2,200,004)	(315,002)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	49,872,763	75,699,700	616,074	1,017,730	136,056,940	27,828,117
Institutional Class	31,310,278	64,930,630	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	1,309,356	1,788,570	0	0	2,056,851	306,967
Institutional Class	906,945	1,070,970	N/A	N/A	N/A	N/A
Cost of Shares Redeemed
Retail Class	(93,484,313)	(76,488,643)	(392,372)	(1,832,421)	(51,359,867)	(13,156,283)
Institutional Class	(51,802,172)	(22,215,787)	N/A	N/A	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	(61,887,143)	44,785,440	223,702	(814,691)	86,753,924	14,978,801
Redemption Fees	19,853	36,706	1,941	2	42,992	4,535
Net Increase/(Decrease) In Net Assets	(67,893,279)	112,645,383	139,792	(330,027)	72,311,474	28,568,210

Net Assets:
Beginning of year	357,102,689	244,457,306	1,593,754	1,923,781	60,924,588	32,356,378
End of year*	$289,209,410	$357,102,689	$1,733,546	$1,593,754	$133,236,062	$60,924,588

*Including overdistributed net investment income of:	$(20,059)	$(14,400)	$(813)	$(64)	$(333,380)	$(191,468)

(1) Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

See Notes to Financial Statements.

	Westcore Flexible Income Fund		Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$4,245,580	$4,844,562	$61,978,180	$66,850,180	$3,716,973	$4,200,033
Net realized gain/(loss)	(7,762,882)	(57,498)	1,607,731	11,984,721	(961,741)	(34,019)
Change in unrealized net appreciation or (depreciation)	8,925,277	3,768,575	49,562,532	28,493,761	5,823,128	(2,389,926)
Net increase in net assets resulting
from operations	5,407,975	8,555,639	113,148,443	107,328,662	8,578,360	1,776,088

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(4,044,106)	(4,620,315)	(53,488,522)	(58,070,364)	(3,719,074)	(4,204,271)
Institutional Class	(105,044)	(99,481)	(10,139,677)	(8,384,865)	N/A	N/A
From net realized capital gains
Retail Class	0	0	(4,722,973)	0	0	0
Institutional Class	0	0	(670,271)	0	N/A	N/A
From paid in capital
Retail Class	0	(7,574)	0	0	0	0
Institutional Class	0	(163)	0	0	N/A	N/A
Decrease in net assets from distributions
to shareholders	(4,149,150)	(4,727,533)	(69,021,443)	(66,455,229)	(3,719,074)	(4,204,271)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	38,618,862	8,784,635	384,569,833	399,886,108	26,106,710	31,071,390
Institutional Class	1,782,533	999,586	59,415,788	124,086,085	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	3,830,946	4,379,582	55,668,327	55,276,752	3,366,982	3,821,653
Institutional Class	105,044	99,644	9,737,865	7,113,083	N/A	N/A
Cost of Shares Redeemed
Retail Class	(21,597,975)	(23,892,407)	(469,945,911)	(429,883,434)	(39,591,894)	(19,886,365)
Institutional Class	(1,293,550)	(912,317)	(95,733,299)	(48,202,955)	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	21,445,860	(10,541,277)	(56,287,397)	108,275,639	(10,118,202)	15,006,678
Redemption Fees	42,185	6,261	220,743	138,805	1,634	8,232
Net Increase/(Decrease) In Net Assets	22,746,870	(6,706,910)	(11,939,654)	149,287,877	(5,257,282)	12,586,727

Net Assets:
Beginning of year	67,309,947	74,016,857	1,607,761,997	1,458,474,120	118,478,144	105,891,417
End of year*	$90,056,817	$67,309,947	$1,595,822,343	$1,607,761,997	$113,220,862	$118,478,144

*Including overdistributed net investment
income of:	$(260,036)	$(309,733)	$(312,793)	$(268,180)	$(18,254)	$(16,153)

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations							Distributions

	Net			Net Realized And	Total Income/
	Asset Value	Net		Unrealized Gain/	(Loss) from			Dividends From Net
	Beginning of the	Investment		(Loss) on	Investment	Dividends from Net		Realized Gain on	Total
Year or Period Ended	Period	Income/(Loss)		Investments	Operations	Investment Income		Investments	Distributions
WESTCORE GROWTH FUND
Retail Class
12/31/11	$12.54	$(0.03)	(f)	$(0.05)	$(0.08)	$(0.00)		$(0.00)	$(0.00)
12/31/10	10.88	(0.01)		1.67	1.66	(0.00)		(0.00)	(0.00)
12/31/09	7.80	(0.01)		3.09	3.08	(0.00)	(a)	(0.00)	(0.00)	(a)
12/31/08	15.45	0.00	(a)	(7.02)	(7.02)	(0.00)		(0.63)	(0.63)
12/31/07	13.31	(0.01)		3.01	3.00	(0.00)		(0.86)	(0.86)
Institutional Class
12/31/11	12.56	0.00	(a) (f)	(0.06)	(0.06)	(0.00)		(0.00)	(0.00)
12/31/10	10.88	0.01		1.67	1.68	(0.00)		(0.00)	(0.00)
12/31/09	7.81	(0.00)	(a)	3.10	3.10	(0.03)		(0.00)	(0.03)
12/31/08	15.45	0.01		(7.02)	(7.01)	(0.00)		(0.63)	(0.63)
12/31/07 (e)	15.96	(0.00)	(a)	0.35	0.35	(0.00)		(0.86)	(0.86)
WESTCORE MIDCO GROWTH FUND
Retail Class
12/31/11	6.77	(0.02)	(f)	(0.47)	(0.49)	(0.00)		(0.38)	(0.38)
12/31/10	5.20	(0.01)		1.58	1.57	(0.00)		(0.00)	(0.00)
12/31/09	3.55	(0.01)		1.66	1.65	(0.00)		(0.00)	(0.00)
12/31/08	6.94	(0.04)		(3.09)	(3.13)	(0.00)		(0.26)	(0.26)
12/31/07	7.45	(0.04)		0.89	0.85	(0.00)		(1.36)	(1.36)
Institutional Class
12/31/11	6.80	(0.01)	(f)	(0.48)	(0.49)	(0.00)		(0.38)	(0.38)
12/31/10	5.22	0.00	(a)	1.58	1.58	(0.00)		(0.00)	(0.00)
12/31/09	3.56	(0.00)	(a)	1.66	1.66	(0.00)		(0.00)	(0.00)
12/31/08	6.95	(0.04)		(3.09)	(3.13)	(0.00)		(0.26)	(0.26)
12/31/07 (e)	8.55	(0.01)		(0.23)	(0.24)	(0.00)		(1.36)	(1.36)

(a) Less than $0.005 and $(0.005) per share.
(b)Total return is not annualized for periods less than one full year.
(c) Annualized.

								Ratios/Supplemental Data

												Ratio of Net
												Investment
								Ratio of Expenses		Ratio of Net		Income/(Loss)
	Paid-in				Net Assets,	Ratio of Expenses		to Average Net		Investment Income/		to Average Net
	Capital from	Net Asset Value			End of Period	to Average Net		Assets Without		(Loss) to		Assets Without		Portfolio
	Redemption Fees	End of Period	Total Return		(in Thousands)	Assets		Fee Waivers		Average Net Assets		Fee Waivers		Turnover Rate

	$0.00 (a)	$12.46	(0.64%)		$59,311	1.11%		1.11%		(0.22%)		(0.22%)		130%
	0.00 (a)	12.54	15.26%		108,694	1.08%		1.08%		(0.07%)		(0.07%)		99%
	0.00 (a)	10.88	39.54%		120,456	1.06%		1.06%		(0.05%)		(0.05%)		83%
	0.00 (a)	7.80	(45.33%)		133,174	1.03%		1.03%		0.02%		0.02%		183%
	0.00 (a)	15.45	22.48%		299,659	1.05%		1.05%		(0.05%)		(0.05%)		127%

	0.00 (a)	12.50	(0.48%)		8,637	0.95%		1.70%		0.02%		(0.73%)		130%
	0.00 (a)	12.56	15.44%		3,271	0.94%		2.13%		0.08%		(1.11%)		99%
	0.00 (a)	10.88	39.64%		2,619	0.94%		2.55%		0.05%		(1.56%)		83%
	0.00 (a)	7.81	(45.26%)		1,797	0.92%		1.90%		0.13%		(0.85%)		183%
	0.00 (a)	15.45	2.14%	(b)	3,294	0.98%	(c)	4.64%	(c)	(0.01%)	(c)	(3.68%)	(c)	127%	(d)

	0.00 (a)	5.90	(7.20%)		96,762	1.06%		1.06%		(0.25%)		(0.25%)		113%
	0.00 (a)	6.77	30.19%		104,119	1.05%		1.05%		(0.19%)		(0.19%)		98%
	0.00 (a)	5.20	46.48%		85,559	1.08%		1.08%		(0.20%)		(0.20%)		121%
	0.00 (a)	3.55	(44.92%)		64,515	1.03%		1.03%		(0.48%)		(0.48%)		142%
	0.00 (a)	6.94	11.37%		173,481	1.03%		1.03%		(0.56%)		(0.56%)		116%

	0.00 (a)	5.93	(7.17%)		38,396	0.92%		0.97%		(0.11%)		(0.16%)		113%
	0.00 (a)	6.80	30.27%		42,072	0.93%		0.98%		(0.07%)		(0.12%)		98%
	0.00 (a)	5.22	46.63%		34,148	0.95%		1.03%		(0.08%)		(0.15%)		121%
	0.00 (a)	3.56	(44.86%)		23,863	0.93%		0.97%		(0.36%)		(0.40%)		142%
	0.00 (a)	6.95	(2.84%) (b)		12,477	0.98%	(c)	2.08%	(c)	(0.47%)	(c)	(1.58%)	(c)	116%	(d)

(d)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(e)	Period from September 28, 2007 (inception date) through December 31, 2007.
(f)	Calculated using the average shares method.
See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions

	Net			Net Realized And	Total Income/
	Asset Value	Net		Unrealized Gain/	(Loss) from		Dividends From Net
	Beginning of the	Investment		(Loss) on	Investment	Dividends from Net	Realized Gain on		Total
Year or Period Ended	Period	Income/(Loss)		Investments	Operations	Investment Income	Investments		Distributions
WESTCORE SELECT FUND
Retail Class
12/31/11	$21.07	$(0.08)	(f)	$(2.17)	$(2.25)	$(0.00)	$(0.12)		$(0.12)
12/31/10	16.14	(0.01)		4.93	4.92	(0.00)	(0.00)		(0.00)
12/31/09	11.44	(0.03)		4.73	4.70	(0.00)	(0.00)		(0.00)
12/31/08	17.43	(0.09)		(5.91)	(6.00)	(0.00)	(0.00)	(a)	(0.00)	(a)
12/31/07	16.66	(0.05)		2.59	2.54	(0.00)	(1.78)		(1.78)
WESTCORE BLUE CHIP FUND
Retail Class
12/31/11	11.12	0.13	(f)	0.43	0.56	(0.16)	(0.05)		(0.21)
12/31/10	10.76	0.07		0.36	0.43	(0.07)	(0.00)		(0.07)
12/31/09	8.32	0.06		2.43	2.49	(0.05)	(0.00)		(0.05)
12/31/08	13.18	0.07		(4.85)	(4.78)	(0.07)	(0.01)		(0.08)
12/31/07	13.73	0.08		0.35	0.43	(0.09)	(0.89)		(0.98)
Institutional Class
12/31/11	11.10	0.13	(f)	0.46	0.59	(0.19)	(0.05)		(0.24)
12/31/10	10.76	0.09		0.35	0.44	(0.10)	(0.00)		(0.10)
12/31/09	8.32	0.07		2.43	2.50	(0.06)	(0.00)		(0.06)
12/31/08	13.18	0.13		(4.89)	(4.76)	(0.09)	(0.01)		(0.10)
12/31/07 (e)	14.88	0.02		(0.73)	(0.71)	(0.10)	(0.89)		(0.99)
WESTCORE MID–CAP VALUE FUND
Retail Class
12/31/11	18.26	0.15	(f)	(0.15)	0.00	(0.16)	(0.00)		(0.16)
12/31/10	15.27	0.08		3.00	3.08	(0.09)	(0.00)		(0.09)
12/31/09	11.65	0.11		3.61	3.72	(0.10)	(0.00)		(0.10)
12/31/08	20.57	0.16		(8.89)	(8.73)	(0.17)	(0.02)		(0.19)
12/31/07	20.48	0.03		0.31	0.34	(0.02)	(0.23)		(0.25)

(a) Less than $0.005 and $(0.005) per share.
(b)Total return is not annualized for periods less than one full year.
(c) Annualized.

								Ratios/Supplemental Data

												Ratio of Net
												Investment
								Ratio of Expenses		Ratio of Net		Income/(Loss)
Paid-in					Net Assets,	Ratio of Expenses		to Average Net		Investment Income/		to Average Net
Capital from		Net Asset Value			End of Period	to Average Net		Assets Without		(Loss) to		Assets Without		Portfolio
Redemption Fees		End of Period	Total Return		(in Thousands)	Assets		Fee Waivers		Average Net Assets		Fee Waivers		Turnover Rate

	$0.01	$18.71	(10.61%)		$681,200	1.05%		1.05%		(0.39%)		(0.39%)		155%
	0.01	21.07	30.55%		392,174	1.07%		1.07%		(0.11%)		(0.11%)		143%
	0.00 (a)	16.14	41.08%		67,199	1.15%		1.16%		(0.30%)		(0.31%)		217%
	0.01	11.44	(34.35%)		28,233	1.15%		1.21%		(0.66%)		(0.72%)		237%
	0.01	17.43	15.25%		37,579	1.15%		1.27%		(0.40%)		(0.53%)		168%

	0.02	11.49	5.19%		61,295	1.15%		1.30%		1.12%		0.97%		37%
	0.00 (a)	11.12	3.99%		14,610	1.15%		1.28%		0.65%		0.52%		39%
	0.00 (a)	10.76	29.87%		16,632	1.15%		1.26%		0.53%		0.41%		21%
	0.00 (a)	8.32	(36.24%)		16,490	1.13%		1.13%		0.45%		0.45%		27%
	0.00 (a)	13.18	3.13%		53,321	1.05%		1.05%		0.49%		0.49%		42%

	0.01	11.46	5.34%		7,809	1.00%		1.17%		1.11%		0.94%		37%
	0.00 (a)	11.10	4.05%		20,667	1.05%		1.11%		0.76%		0.70%		39%
	0.00 (a)	10.76	30.10%		21,585	0.95%		1.14%		0.72%		0.53%		21%
	0.00	8.32	(36.09%)		18,101	0.98%		1.03%		0.68%		0.63%		27%
	0.00	13.18	(4.78%)	(b)	6,515	0.98%	(c)	1.85%	(c)	0.61%	(c)	(0.25%)	(c)	42%	(d)

	0.00 (a)	18.10	(0.02%)		43,190	1.25%		1.29%		0.82%		0.78%		32%
	0.00 (a)	18.26	20.18%		46,413	1.25%		1.27%		0.43%		0.41%		33%
	0.00 (a)	15.27	31.95%		48,572	1.25%		1.26%		0.77%		0.77%		27%
	0.00 (a)	11.65	(42.38%)		40,714	1.19%		1.19%		0.74%		0.74%		35%
	0.00 (a)	20.57	1.66%		100,863	1.17%		1.17%		0.12%		0.12%		40%

(d)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(e)	Period from September 28, 2007 (inception date) through December 31, 2007.
(f)	Calculated using the average shares method.
See Notes to Financial Statements

Selected data for a share of beneficial interest outstanding throughout the period indicated.

		Income from Investment Operations						Distributions

		Net			Net Realized And	Total Income/
		Asset Value	Net		Unrealized Gain/	(Loss) from		Dividends From Net
		Beginning of the	Investment		(Loss) on	Investment	Dividends from Net	Realized Gain on		Total
	Year or Period Ended	Period	Income/(Loss)		Investments	Operations	Investment Income	Investments		Distributions
WESTCORE SMALL-CAP OPPORTUNITY FUND
Retail Class
	12/31/11	$34.13	$(0.11)	(f)	$(1.24)	$(1.35)	$(0.00)	$(0.47)		$(0.47)
	12/31/10	28.28	(0.08)		5.94	5.86	(0.02)	(0.00)		(0.02)
	12/31/09	22.01	0.06		6.20	6.26	(0.00)	(0.00)		(0.00)
	12/31/08	34.34	(0.03)		(12.41)	(12.44)	(0.00)	(0.00)	(a)	(0.00)	(a)
	12/31/07	36.22	(0.15)		(1.05)	(1.20)	(0.00)	(0.68)		(0.68)
Institutional Class
	12/31/11	34.26	(0.07)	(f)	(1.25)	(1.32)	(0.00)	(0.47)		(0.47)
	12/31/10	28.41	0.39		5.52	5.91	(0.07)	(0.00)		(0.07)
	12/31/09	22.07	0.05		6.28	6.33	(0.00)	(0.00)		(0.00)
	12/31/08	34.36	0.03		(12.41)	(12.38)	(0.00)	(0.00)	(a)	(0.00)
	12/31/07 (e)	38.40	(0.00)	(a)	(3.36)	(3.36)	(0.00)	(0.68)		(0.68)
WESTCORE SMALL–CAP VALUE FUND
	Retail Class
	12/31/11	11.97	0.09	(f)	(0.13)	(0.04)	(0.11)	(0.00)		(0.11)
	12/31/10	9.51	0.11		2.46	2.57	(0.11)	(0.00)		(0.11)
	12/31/09	7.87	0.11		1.62	1.73	(0.10)	(0.00)		(0.10)
	12/31/08	12.06	0.13		(4.20)	(4.07)	(0.13)	(0.00)		(0.13)
	12/31/07	12.69	0.12		(0.54)	(0.42)	(0.12)	(0.09)		(0.21)
Institutional Class
	12/31/11	11.97	0.11	(f)	(0.15)	(0.04)	(0.13)	(0.00)		(0.13)
	12/31/10	9.51	0.11		2.47	2.58	(0.12)	(0.00)		(0.12)
	12/31/09	7.87	0.13		1.62	1.75	(0.11)	(0.00)		(0.11)
	12/31/08	12.06	0.14		(4.19)	(4.05)	(0.14)	(0.00)		(0.14)
	12/31/07 (e)	13.42	0.05		(1.20)	(1.15)	(0.12)	(0.09)		(0.21)

(a)	Less than $0.005 and $(0.005) per share.
(b)	Total return is not annualized for periods less than one full year.
(c)	Annualized.

								Ratios/Supplemental Data

												Ratio of Net
												Investment
								Ratio of Expenses		Ratio of Net		Income/(Loss)
Paid-in					Net Assets,	Ratio of Expenses		to Average Net		Investment Income/		to Average Net
Capital from		Net Asset Value			End of Period	to Average Net		Assets Without		(Loss) to		Assets Without		Portfolio
Redemption Fees		End of Period	Total Return		(in Thousands)	Assets		Fee Waivers		Average Net Assets		Fee Waivers		Turnover Rate

	$0.00 (a)	$32.31	(3.95%)		$43,570	1.30%		1.52%		(0.32%)		(0.54%)		51%
	0.01	34.13	20.77%		48,857	1.30%		1.52%		(0.21%)		(0.43%)		49%
	0.01	28.28	28.49%		32,380	1.30%		1.64%		0.15%		(0.19%)		24%
	0.11	22.01	(35.90%)		16,027	1.30%		1.70%		(0.08%)		(0.48%)		57%
	0.00 (a)	34.34	(3.33%)		28,482	1.30%		1.58%		(0.42%)		(0.70%)		71%

	0.00 (a)	32.47	(3.85%)		3,317	1.19%		2.37%		(0.21%)		(1.39%)		51%
	0.01	34.26	20.84%		3,648	1.22%		2.39%		(0.14%)		(1.31%)		49%
	0.01	28.41	28.73%		3,172	1.15%		2.76%		0.25%		(1.36%)		24%
	0.09	22.07	(35.76%)		2,326	1.08%		2.38%		0.18%		(1.13%)		57%
	(0.00) (a)	34.36	(8.76%)		3,189	1.22%	(c)	6.09%	(c)	(0.09%)	(c)	(4.95%)	(c)	71%	(d)

	0.00 (a)	11.82	(0.31%)		196,764	1.30%		1.42%		0.77%		0.66%		40%
	0.00 (a)	11.97	27.03%		242,817	1.30%		1.39%		1.03%		0.93%		39%
	0.01	9.51	22.08%		192,180	1.30%		1.37%		1.38%		1.31%		33%
	0.01	7.87	(33.57%)		148,135	1.30%		1.38%		1.51%		1.44%		45%
	0.00 (a)	12.06	(3.38%)		161,792	1.30%		1.38%		1.25%		1.16%		35%

	0.00 (a)	11.80	(0.31%)		92,446	1.16%		1.29%		0.92%		0.79%		40%
	0.00 (a)	11.97	27.15%		114,286	1.18%		1.29%		1.17%		1.07%		39%
	0.00 (a)	9.51	22.16%		52,278	1.20%		1.33%		1.53%		1.39%		33%
	0.00 (a)	7.87	(33.51%)		20,684	1.21%		1.51%		1.80%		1.49%		45%
	0.00 (a)	12.06	(8.58%)	(b)	6,051	1.20%	(c)	4.50%	(c)	1.76%	(c)	(1.55%)	(c)	35%	(d)

(d)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(e)	Period from September 28, 2007 (inception date) through December 31, 2007.
(f)	Calculated using the average shares method.
See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations						Distributions

	Net			Net Realized And	Total Income/		Dividends From
	Asset Value	Net		Unrealized Gain/	(Loss) from	Dividends from	Net Realized	Tax
	Beginning of the	Investment		(Loss) on	Investment	Net Investment	Gain on	Return of		Total
Year or Period Ended	Period	Income/(Loss)		Investments	Operations	Income	Investments	Capital		Distributions
WESTCORE MICRO–CAP OPPORTUNITY FUND
Retail Class
12/31/11	$11.56	$(0.02)	(f)	$(0.40)	$(0.42)	$(0.00)	$(0.00)	$(0.00)		$(0.00)
12/31/10	8.66	(0.03)		2.93	2.90	(0.00)	(0.00)	(0.00)		(0.00)
12/31/09	7.53	0.02		1.14	1.16	(0.03)	(0.00)	(0.00)		(0.03)
12/31/08	10.00	0.04		(2.49)	(2.45)	(0.03)	(0.00)	(0.00)		(0.03)
WESTCORE INTERNATIONAL SMALL-CAP FUND (g)
Retail Class
12/31/11	15.70	0.29 (f)		(1.21)	(0.92)	(0.24)	(0.00)	(0.00)		(0.24)
12/31/10	11.67	0.11		4.00	4.11	(0.08)	(0.00)	(0.00)		(0.08)
12/31/09	7.19	0.15		4.46	4.61	(0.13)	(0.00)	(0.00)		(0.13)
12/31/08	14.41	0.18		(7.23)	(7.05)	(0.17)	(0.00)	(0.00)		(0.17)
12/31/07	14.39	0.06		0.36	0.42	(0.09)	(0.31)	(0.00)		(0.40)
WESTCORE FLEXIBLE INCOME FUND
Retail Class
12/31/11	8.42	0.53	(f)	0.12	0.65	(0.51)	(0.00)	(0.00)		(0.51)
12/31/10	7.98	0.56		0.43	0.99	(0.55)	(0.00)	(0.00) (a)		(0.55)
12/31/09	6.12	0.51		1.86	2.37	(0.51)	(0.00)	(0.00)		(0.51)
12/31/08	9.44	0.56		(3.26)	(2.70)	(0.62)	(0.00)	(0.01)		(0.61)
12/31/07	10.41	0.66		(0.99)	(0.33)	(0.60)	(0.03)	(0.01)		(0.64)
Institutional Class
12/31/11	8.34	0.53	(f)	0.12	0.65	(0.57)	(0.00)	(0.00)		(0.57)
12/31/10	7.96	0.57		0.42	0.99	(0.61)	(0.00)	(0.00)	(a)	(0.61)
12/31/09	6.11	0.52		1.85	2.37	(0.52)	(0.00)	(0.00)		(0.52)
12/31/08	9.43	0.58		(3.27)	(2.69)	(0.63)	(0.00)	(0.01)		(0.62)
12/31/07 (e)	9.97	0.15		(0.54)	(0.39)	(0.11)	(0.03)	(0.01)		(0.15)

(a)	Less than $0.005 and $(0.005) per share.
(b)	Total return is not annualized for periods less than one full year.
(c)	Annualized.

								Ratios/Supplemental Data

												Ratio of Net
												Investment
								Ratio of Expenses		Ratio of Net		Income/(Loss)
Paid-in					Net Assets,	Ratio of Expenses		to Average Net		Investment Income/		to Average Net
Capital from		Net Asset Value			End of Period	to Average Net		Assets Without		(Loss) to		Assets Without		Portfolio
Redemption Fees		End of Period	Total Return		(in Thousands)	Assets		Fee Waivers		Average Net Assets		Fee Waivers		Turnover Rate

	$0.01	$11.15	(3.55%)		$1,734	1.30%		8.07%		(0.14%)		(6.91%)		88%
	0.00 (a)	11.56	33.49%		1,594	1.30%		6.96%		(0.25%)		(5.91%)		107%
	0.00 (a)	8.66	15.40%		1,924	1.30%		7.96%		0.27%		(6.39%)		130%
	0.01	7.53	(24.33%)	(b)	1,104	1.30%		18.13%		1.06%		(15.77%)		60%

	0.01	14.55	(5.75%)		133,236	1.50%		1.70%		1.82%		1.62%		27%
	0.00 (a)	15.70	35.25%		60,925	1.50%		1.84%		1.10%		0.77%		44%
	0.00 (a)	11.67	64.17%		32,356	1.50%		2.01%		1.68%		1.17%		65%
	0.00 (a)	7.19	(48.86%)		18,282	1.50%		1.98%		1.47%		0.99%		70%
	0.00 (a)	14.41	2.94%		40,680	1.50%		1.87%		0.40%		0.03%		78%

	0.01	8.57	8.13%		87,962	0.85%		0.93%		6.24%		6.16%		45%
	0.00 (a)	8.42	12.71%		65,829	0.85%		0.93%		6.75%		6.67%		38%
	0.00 (a)	7.98	40.09%		72,783	0.85%		0.91%		7.21%		7.15%		30%
	0.00 (a)	6.12	(29.97%)		65,043	0.85%		0.92%		6.91%		6.83%		21%
	0.00 (a)	9.44	(3.45%)		207,038	0.85%		0.92%		6.30%		6.23%		21%

	0.01	8.43	8.14%		2,095	0.74%		3.04%		6.35%		4.05%		45%
	0.00 (a)	8.34	12.79%		1,481	0.75%		3.24%		6.82%		4.32%		38%
	0.00 (a)	7.96	40.30%		1,234	0.72%		3.98%		7.26%		4.00%		30%
	0.00 (a)	6.11	(29.89%)		748	0.74%		3.21%		7.12%		4.65%		21%
	0.00 (b)	9.43	(3.89%)	(b)	1,430	0.70%	(c)	7.26%	(c)	7.34%	(c)	0.78%	(c)	21%	(d)

(d)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(e)	Period from September 28, 2007 (inception date) through December 31, 2007.
(f)	Calculated using the average shares method.
(g)	Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

		Income from Investment Operations						Distributions

		Net			Net Realized And	Total Income/		Dividends From
		Asset Value	Net		Unrealized Gain/	(Loss) from	Dividends from	Net Realized	Tax
		Beginning of the	Investment		(Loss) on	Investment	Net Investment	Gain on	Return of	Total
	Year or Period Ended	Period	Income/(Loss)		Investments	Operations	Income	Investments	Capital	Distributions
WESTCORE PLUS BOND FUND
Retail Class
	12/31/11	$10.72	$0.43	(f)	$0.37	$0.80	$(0.44)	$(0.04)	$(0.00)	$(0.48)
	12/31/10	10.42	0.45		0.29	0.74	(0.44)	(0.00)	(0.00)	(0.44)
	12/31/09	9.85	0.44		0.57	1.01	(0.44)	(0.00)	(0.00)	(0.44)
	12/31/08	10.55	0.51		(0.70)	(0.19)	(0.51)	(0.00)	(0.00)	(0.51)
	12/31/07	10.54	0.55		0.01	0.56	(0.55)	(0.00)	(0.00)	(0.55)
Institutional Class
	12/31/11	10.68	0.45	(f)	0.37	0.82	(0.54)	(0.04)	(0.00)	(0.58)
	12/31/10	10.42	0.47		0.28	0.75	(0.49)	(0.00)	(0.00)	(0.49)
	12/31/09	9.85	0.45		0.57	1.02	(0.45)	(0.00)	(0.00)	(0.45)
	12/31/08	10.55	0.52		(0.70)	(0.18)	(0.52)	(0.00)	(0.00)	(0.52)
	12/31/07 (e)	10.45	0.13		0.11	0.24	(0.14)	(0.00)	(0.00)	(0.14)
WESTCORE COLORADO TAX–EXEMPT FUND
	12/31/11	10.99	0.40	(f)	0.56	0.96	(0.41)	(0.00)	(0.00)	(0.41)
	12/31/10	11.19	0.40		(0.20)	0.20	(0.40)	(0.00)	(0.00)	(0.40)
	12/31/09	10.48	0.40		0.71	1.11	(0.40)	(0.00)	(0.00)	(0.40)
	12/31/08	11.04	0.42		(0.56)	(0.14)	(0.42)	(0.00)	(0.00)	(0.42)
	12/31/07	11.16	0.43		(0.12)	0.31	(0.43)	(0.00)	(0.00)	(0.43)

(a)	Less than $0.005 and $(0.005) per share.
(b)	Total return is not annualized for periods less than one full year.
(c)	Annualized.

								Ratios/Supplemental Data

												Ratio of Net
												Investment
								Ratio of Expenses		Ratio of Net		Income/(Loss)
Paid–in					Net Assets,	Ratio of Expenses		to Average Net		Investment Income/		to Average Net
Capital from		Net Asset Value			End of Period	to Average Net		Assets Without		(Loss) to		Assets Without		Portfolio
Redemption Fees		End of Period	Total Return		(in Thousands)	Assets		Fee Waivers		Average Net Assets		Fee Waivers		Turnover Rate

	$0.00 (a)	$11.04	7.55%		$1,399,473	0.55%		0.83%		3.98%		3.70%		42%
	0.00 (a)	10.72	7.22%		1,389,702	0.55%		0.83%		4.20%		3.92%		45%
	0.00 (a))	10.42	10.42%		1,326,659	0.55%		0.81%		4.32%		4.05%		36%
	0.00 (a)	9.85	(1.86%)		1,069,006	0.55%		0.81%		4.98%		4.72%		54%
	0.00 (a)	10.55	5.42%		1,102,647	0.55%		0.82%		5.21%		4.94%		48%

	0.00 (a)	10.92	7.81%		196,349	0.41%		0.69%		4.13%		3.86%		42%
	0.00 (a)	10.68	7.25%		218,060	0.43%		0.70%		4.31%		4.04%		45%
	0.00 (a)	10.42	10.56%		131,815	0.44%		0.73%		4.40%		4.11%		36%
	0.00 (a)	9.85	(1.77%)		65,263	0.46%		0.73%		5.09%		4.82%		54%
	0.00 (a)	10.55	2.27%	(b)	35,516	0.44%	(c)	1.30%	(c)	5.13%	(c)	4.28%	(c)	48%	(d)

	0.00 (a)	11.54	8.88%		113,221	0.65%		0.91%		3.60%		3.34%		17%
	0.00 (a)	10.99	1.77%		118,478	0.65%		0.91%		3.56%		3.30%		6%
	0.00 (a)	11.19	10.71%		105,891	0.65%		0.90%		3.67%		3.42%		8%
	0.00 (a)	10.48	(1.34%)		67,206	0.65%		0.91%		3.85%		3.59%		16%
	0.00 (a)	11.04	2.84%		57,204	0.65%		0.95%		3.84%		3.54%		14%

(d)	Portfolio turnover rate is calculated at the Fund level and represents the year ended December 31, 2007.
(e)	Period from September 28, 2007 (inception date) through December 31, 2007.
(f)	Calculated using the average shares method.

See Notes to Financial Statements

1. ORGANIZATION

Westcore Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Small-Cap (formerly International Frontier), Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Funds offer Retail Class shares. The Westcore Growth, Westcore MIDCO Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Flexible Income and Westcore Plus Bond Funds offer Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange. Exchange rates as of the close of regular trading on the NYSE are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Foreign Securities – All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. As of December 31, 2011, all Funds were primarily invested in U.S. based issuers, as determined by the location of their headquarters, except Westcore International Small-Cap Fund. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Concentration of Risk – As of December 31, 2011, the Westcore International Small-Cap Fund invested a significant percentage of its assets in the United Kingdom and Australia. Therefore, it may be more affected by economic developments and currency fluctuations in these countries.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Management of the Funds has analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities and has concluded that no provision for income tax is required for uncertain tax positions. The Funds file income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2008 through December 31, 2011 for the federal jurisdiction and for the years ended December 31, 2007 through December 31, 2011, for Colorado, the Funds’ returns are still open to examination by the appropriate taxing authority. In addition, for the years ended May 31, 2007 through December 31, 2011, the Westcore Flexible Income Fund’s Mississippi returns are still open to examination by the appropriate taxing authority as well.

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

At December 31, 2011, each Fund had available for federal income tax purposes unused pre-enactment capital loss carryforwards as follows:

	Expiring
	2013	2014		2015		2016	2017	2018		Total
Westcore Growth Fund	$–		$–		$–	$–	$9,989,640		$–	$9,989,640
Westcore MIDCO Growth Fund	–		–		–	–	–		–	–
Westcore Select Fund	–		–		–	–	–		–	–
Westcore Blue Chip Fund	–		–		–	–	–		–	–
Westcore Mid-Cap Value Fund	–		–		–	3,787,970	7,328,000		–	11,115,970
Westcore Small-Cap
Opportunity Fund	–		–		–	–	–		–	–
Westcore Small-Cap Value Fund	–		–		–	–	12,627,608		–	12,627,608
Westcore Micro-Cap
Opportunity Fund	–		–		–	–	9,862		–	9,862
Westcore International
Small-Cap Fund	–		–		–	–	7,275,307		–	7,275,307
Westcore Flexible Income Fund	18,958	340,539		775,600		20,255,986	9,408,999	1,064,911		31,864,993
Westcore Plus Bond Fund	–		–		–	–	–		–	–
Westcore Colorado
Tax-Exempt Fund	–		–		–	18,307	22,684		–	40,991

At December 31, 2011, the following Funds had available for tax purposes unused post-enactment capital loss carryforwards as follows:

	Short-Term	Long-Term
Westcore Select Fund	$71,093,822	$–
Westcore Flexible Income Fund	–	6,235,922
Westcore Colorado Tax-Exempt Fund	550,467	207,613

During the period ended December 31, 2011, each Fund had utilized capital loss carryforwards as follows:

Westcore	Westcore	Westcore	Westcore
Growth Fund	MIDCO Growth Fund	Blue Chip Fund	Mid-Cap Value Fund
$19,222,355	$11,704,824	$6,874,885	$2,078,067

Westcore Small-Cap	Westcore Small-Cap	Westcore Micro-Cap	Westcore International
Opportunity Fund	Value Fund	Opportunity Fund	Small-Cap Fund
$2,606,792	$32,794,634	$76,076	$979,774

The Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Small-Cap Value Fund, Westcore Micro-Cap Opportunity Fund, Westcore Flexible Income, Westcore Plus Bond, and Westcore Colorado Tax-Exempt Fund elect to defer to their fiscal year ending December 31, 2012, approximately $601,198, $153,276, $5,335,046, $380,126, $13,491, $1,209,014, $547,833, and $254,600 of capital losses recognized during the period from November 1, 2011 to December 31, 2011, respectively. Additionally, Westcore International Small-Cap Fund elected to defer to its fiscal year ending December 31, 2012, approximately $732,292 of specified losses recognized during the period from November 1, 2011 to December 31, 2011.

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. Net assets were unaffected by the reclassifications. For the year ended December 31, 2011, each Fund recorded the following reclassifications to the accounts listed below:

		(Over)/Undistributed Net	Accumulated Net Realized
	Paid-in Capital	Investment Income	Gain/(Loss)
Westcore Growth Fund	$(177,357)	$177,357	$0
Westcore MIDCO Growth Fund	(250,623)	314,546	(63,923)
Westcore Select Fund	(2,729,100)	2,729,103	(3)
Westcore Blue Chip Fund	4,667,006	86,009	(4,753,015)
Westcore Mid-Cap Value Fund	46	(46)	0
Westcore Small-Cap Opportunity Fund	(157,686)	157,686	0
Westcore Small-Cap Value Fund	(135,403)	135,403	0
Westcore Micro-Cap Opportunity Fund	1	1,625	(1,626)
Westcore International Small-Cap Fund	0	(29,831)	29,831
Westcore Flexible Income Fund	7,736	(46,733)	38,997
Westcore Plus Bond Fund	0	1,605,406	(1,605,406)
Westcore Colorado Tax-Exempt Fund	0	0	0

The reclassifications were primarily as a result of the differing book/tax treatment of net operating losses and certain investments.

The tax character of the distributions paid were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Westcore Growth Fund
Ordinary Income	$0	$0
Long-Term Capital Gain	0	0
Total	$0	$0

Westcore MIDCO Growth Fund
Ordinary Income	$0	$0
Long-Term Capital Gain	8,207,425	0
Total	$8,207,425	$0

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
Westcore Select Fund
Ordinary Income	$3,924,950	$0
Long-Term Capital Gain	578,650	0
Total	$4,503,600	$0

Westcore Blue Chip Fund
Ordinary Income	$913,101	$270,003
Long-Term Capital Gain	272,636	0
Total	$1,185,737	$270,003

Westcore Mid-Cap Value Fund
Ordinary Income	$368,999	$234,999
Long-Term Capital Gain	0	0
Total	$368,999	$234,999

Westcore Small-Cap Opportunity Fund
Ordinary Income	$0	$42,702
Long-Term Capital Gain	678,237	0
Total	$678,237	$42,702

Westcore Small-Cap Value Fund
Ordinary Income	$2,890,000	$3,394,997
Long-Term Capital Gain	0	0
Total	$2,890,000	$3,394,997

Westcore Micro-Cap Opportunity Fund
Ordinary Income	$0	$0
Long-Term Capital Gain	0	0
Total	$0	$0

Westcore International Small-Cap Fund
Ordinary Income	$2,200,004	$315,002
Long-Term Capital Gain	0	0
Total	$2,200,004	$315,002

Westcore Flexible Income Fund
Ordinary Income	$4,149,150	$4,719,796
Long-Term Capital Gain	0	0
Return of Capital	0	7,737
Total	$4,149,150	$4,727,533

Westcore Plus Bond Fund
Ordinary Income	$63,981,542	$66,455,229
Long-Term Capital Gain	5,039,901	0
Total	$69,021,443	$66,455,229

	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
Westcore Colorado Tax-Exempt Fund
Ordinary Income	$14,864	$6,884
Tax-Exempt Income	3,704,210	4,197,387
Total	$3,719,074	$4,204,271

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Westcore	Westcore MIDCO	Westcore	Westcore Blue
	Growth Fund	Growth Fund	Select Fund	Chip Fund
Undistributed net investment income	$0	$0	$0	$51,989
Accumulated net realized gain/(loss)
on investments	(10,590,838)	218,921	(76,428,868)	424,872
Net unrealized appreciation/(depreciation)
on investments	14,565,863	6,900,178	(4,862,048)	9,872,905
Effect of other timing differences	(33,868)	(293,186)	(19,448)	(34,612)
Total	$3,941,157	$6,825,913	$(81,310,364)	$10,315,154

		Westcore	Westcore	Westcore
	Westcore Mid-Cap	Small-Cap	Small-Cap	Micro-Cap
	Value Fund	Opportunity Fund	Value Fund	Opportunity Fund
Undistributed net investment income	$4,228	$0	$0	$4,121
Accumulated net realized gain/(loss)
on investments	(11,115,970)	436,646	(13,007,734)	(23,353)
Net unrealized appreciation on investments	5,223,913	6,057,032	34,064,500	195,027
Effect of other timing differences	(9,055)	(26,990)	(20,059)	(92)
Total	$(5,896,884)	$6,466,688	$21,036,707	$175,703

				Westcore
	Westcore International	Westcore Flexible	Westcore	Colorado Tax-Exempt
	Small-Cap Fund	Income Fund	Plus Bond Fund	Fund
Undistributed net investment income	$91,343	$51,320	$38,629	$3,910
Accumulated net realized (loss) on investments	(7,275,307)	(39,309,929)	(547,833)	(1,053,671)
Net unrealized appreciation/(depreciation)
on investments	(121,467)	(4,991,378)	74,835,282	5,741,167
Effect of other timing differences	(421,334)	(311,356)	(356,889)	(23,950)
Total	$(7,726,765)	$(44,561,343)	$73,969,189	$4,667,456

The effect of other timing differences is primarily related to deferred Trustees’ compensation.

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT , the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

Distributions – Distributions of net investment income, if any, are generally made annually for the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity and Westcore International Small-Cap Funds and monthly for the Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. The Westcore Blue Chip Fund paid a special distribution prior to the acquisition of Blue Chip Value Fund as described in Note 10. Distributions to shareholders are recorded on the ex-dividend date.

Redemption Fee – The Funds impose a two percent (2%) redemption fee (the “Redemption Fee”) on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. The Redemption Fees, which are reflected in the Statement of Changes in Net Assets, are intended to encourage long-term investment in the Funds and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading.

Expenses – Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Expenses related to specific classes and the associated Fund level expenses, for the year ended December 31, 2011, were as follows:

Westcore Growth Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$10,000	$139,484
Shareholder servicing reimbursement	113,236	0	0
Transfer agent fees	8,444	94	17,108
Fund accounting fees and expenses	0	7,500	35,502
Registration fees	19,600	16,047	0
Other	2,920	329	6,341

Westcore MIDCO Growth Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$1,048	$239,656
Shareholder servicing reimbursement	107,398	0	0
Transfer agent fees	25,649	237	21,925
Fund accounting fees and expenses	0	0	49,813
Registration fees	20,496	16,142	0
Other	2,920	2,046	6,160

Westcore Blue Chip Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$8,767	$124,896
Shareholder servicing reimbursement	41,874	0	0
Transfer agent fees	62,891	107	32,615
Fund accounting fees and expenses	0	6,267	35,660
Registration fees	18,560	1,735	0
Merger related expenses	85,000	0	0
Other	6,948	2,046	6,661

Westcore Small-Cap Opportunity Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$10,000	$81,714
Shareholder servicing reimbursement	52,964	0	0
Transfer agent fees	6,089	64	16,884
Fund accounting fees and expenses	0	7,500	37,117
Registration fees	17,193	15,563	0
Other	2,920	2,046	6,011

Westcore Small-Cap Value Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$0	$533,976
Shareholder servicing reimbursement	318,332	0	0
Transfer agent fees	7,244	8,817	18,649
Fund accounting fees and expenses	0	0	92,778
Registration fees	26,231	21,908	0
Other	2,920	2,046	10,880

Westcore Flexible Income Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$10,000	$108,358
Shareholder servicing reimbursement	75,112	0	0
Transfer agent fees	9,314	37	17,447
Fund accounting fees and expenses	0	7,500	38,653
Registration fees	17,020	15,952	0
Other	2,920	2,046	0

Westcore Plus Bond Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Administrative fee	$0	$0	$2,468,689
Shareholder servicing reimbursement	1,815,958	0	0
Transfer agent fees	139,530	2,466	46,355
Fund accounting fees and expenses	0	0	351,439
Registration fees	60,192	18,497	0
Other	2,920	329	23,122

When-Issued Securities – Each Fund may purchase or sell securities on a “when issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each Fund maintains, in a segregated account with its custodian, liquid assets with a market value at least equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-US securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

Other – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis. Other Income is primarily comprised of consent fees which are compensation for agreeing to changes in the terms to debt instruments.

3. SHARES OF BENEFICIAL INTEREST

On December 31, 2011, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	Westcore Growth Fund		Westcore MIDCO Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Shares issued and redeemed:
Shares sold
Retail Class	1,497,983	1,559,276	4,486,508	1,856,070
Institutional Class	504,955	87,986	365,436	268,595
Shares issued in reinvestment of distributions
Retail Class	0	0	962,714	0
Institutional Class	0	0	393,840	0
Shares redeemed
Retail Class	(5,407,310)	(3,964,311)	(4,417,129)	(2,921,373)
Institutional Class	(74,307)	(68,283)	(474,615)	(623,958)
Net increase/(decrease) in shares	(3,478,679)	(2,385,332)	1,316,754	(1,420,666)

	Westcore Select Fund		Westcore Blue Chip Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Shares issued and redeemed:
Shares sold
Retail Class	34,267,036	16,077,231	84,537	53,706
Institutional Class	N/A	N/A	25,109	42,467
Shares issued in reinvestment of distributions
Retail Class	232,611	0	66,904	7,252
Institutional Class	N/A	N/A	14,034	14,802
Shares redeemed
Retail Class	(16,697,082)	(1,633,267)	(5,930,025)	(292,764)
Institutional Class	N/A	N/A	(1,219,035)	(202,449)
Acquisition (Note 10) - Retail Class	N/A	N/A	9,797,590	N/A
Net increase/(decrease) in shares	17,802,565	14,443,964	2,839,114	(376,986)

	Westcore Mid-Cap Value Fund		Westcore Small-Cap Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Shares issued and redeemed:
Shares sold
Retail Class	343,736	510,592	293,153	753,512
Institutional Class	N/A	N/A	4,790	9,429
Shares issued in reinvestment of distributions
Retail Class	19,824	12,228	6,846	398
Institutional Class	N/A	N/A	1,462	218
Shares redeemed
Retail Class	(518,638)	(1,163,132)	(383,014)	(467,086)
Institutional Class	N/A	N/A	(10,610)	(14,824)
Net increase/(decrease) in shares	(155,078)	(640,312)	(87,373)	281,647

	Westcore Small-Cap Value Fund		Westcore Micro-Cap Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Shares issued and redeemed:
Shares sold
Retail Class	4,127,583	7,150,368	53,214	101,803
Institutional Class	2,619,276	6,088,938	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	111,151	148,060	0	0
Institutional Class	77,187	88,656	N/A	N/A
Shares redeemed
Retail Class	(7,877,676)	(7,219,654)	(35,567)	(186,132)
Institutional Class	(4,412,014)	(2,126,049)	N/A	N/A
Net increase/(decrease) in shares	(5,354,493)	4,130,319	17,647	(84,329)

	Westcore International Small-Cap Fund (1)		Westcore Flexible Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Shares issued and redeemed:
Shares sold
Retail Class	8,479,408	2,084,211	4,542,219	1,068,135
Institutional Class	N/A	N/A	211,727	121,445
Shares issued in reinvestment of distributions
Retail Class	143,434	19,753	451,430	530,142
Institutional Class	N/A	N/A	12,534	12,093
Shares redeemed
Retail Class	(3,344,897)	(995,656)	(2,546,525)	(2,891,015)
Institutional Class	N/A	N/A	(153,478)	(110,899)
Net increase/(decrease) in shares	5,277,945	1,108,308	2,517,907	(1,270,099)

(1)	Prior to April 30, 2011, the Westcore International Small-Cap Fund was known as the Westcore International Frontier Fund.

	Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Shares issued and redeemed:
Shares sold
Retail Class	35,314,517	37,309,793	2,320,503	2,753,951
Institutional Class	5,483,227	11,573,654	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	5,118,092	5,153,117	300,777	338,603
Institutional Class	900,490	662,872	N/A	N/A
Shares redeemed
Retail Class	(43,353,055)	(40,090,279)	(3,589,700)	(1,772,007)
Institutional Class	(8,808,833)	(4,476,504)	N/A	N/A
Net increase/(decrease) in shares	(5,345,562)	10,132,653	(968,420)	1,320,547

4. COST AND UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS ON A TAX BASIS

Westcore Equity Funds
					Westcore
	Westcore	Westcore MIDCO	Westcore	Westcore Blue	Mid-Cap Value
	Growth Fund	Growth Fund	Select Fund	Chip Fund	Fund
As of December 31, 2011
Gross appreciation (excess of value over tax cost)	$15,546,536	$15,841,042	$35,548,121	$11,413,472	$7,107,305
Gross depreciation (excess of tax cost over value)	(980,673)	(8,940,864)	(40,410,169)	(1,540,567)	(1,883,392)
Net unrealized appreciation/(depreciation)	$14,565,863	$6,900,178	$(4,862,048)	$9,872,905	$5,223,913
Cost of investment for income tax purposes	$53,438,340	$127,086,659	$681,836,417	$59,294,875	$37,922,725

	Westcore	Westcore	Westcore	Westcore
	Small-Cap	Small-Cap	Micro-Cap	International
	Opportunity Fund	Value Fund	Opportunity Fund	Small-Cap Fund
As of December 31, 2011
Gross appreciation (excess of value over tax cost)	$8,315,117	$43,827,045	$268,813	$16,063,583
Gross depreciation (excess of tax cost over value)	(2,258,085)	(9,762,545)	(73,786)	(15,814,504)
Gross depreciation of foreign currency and
other derivatives	0	0	0	(370,546)
Net unrealized appreciation/(depreciation)	$6,057,032	$34,064,500	$195,027	$(121,467)
Cost of investment for income tax purposes	$40,874,964	$258,080,126	$1,539,928	$134,433,333

Westcore Bond Funds
	Westcore	Westcore	Westcore Colorado
	Flexible Income Fund	Plus Bond Fund	Tax-Exempt Fund
As of December 31, 2011
Gross appreciation (excess of value over tax cost)	$3,289,369	$94,756,737	$5,910,865
Gross depreciation (excess of tax cost over value)	(8,280,747)	(19,921,455)	(169,698)
Net unrealized appreciation/(depreciation)	$(4,991,378)	$74,835,282	$5,741,167
Cost of investment for income tax purposes	$93,835,421	$1,506,237,022	$106,734,979

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Denver Investment Advisors LLC (the “Advisor” or “Denver Investments”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, Denver Investments is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 0.65%, 0.65%, 0.75%, 1.00%, 1.00%, 1.00%, 1.20%, 0.45%, 0.45% and 0.50% of the average net assets for Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Small-Cap, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds, respectively.

ALPS Fund Services, Inc. (“ALPS”) and Denver Investments serve as the Funds’ co-administrators (“Co-Administrators”). ALPS and Denver Investments are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly. Denver Investments and ALPS agreed to allocate the co-administration fee as shown in the chart below. ALPS is also entitled to a minimum Trust level fee of $357,250 per annum, but no more than the amount of the administration fees paid by the Trust.

	ALPS	Denver Investments	Total
First $750 million in average daily Net Assets of the Trust	0.05%	0.20%	0.25%
Next $250 million in average daily Net Assets of the Trust	0.04%	0.16%	0.20%
Net Assets greater than $1.0 billion in average daily Net
Assets of the Trust	0.025%	0.10%	0.125%

The administrative fees are then allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets.

In addition, ALPS is entitled to an Institutional Class minimum administration fee. The fee is charged directly to each Institutional Class based on the Class’ assets in accordance with the schedule below.

Assets	Annual Fee
$0 - $9,999,999	$10,000
$10,000,000 - $19,999,999	$7,500
$20,000,000 - $29,999,999	$5,000
$30,000,000 - $39,999,999	$2,500
Over $40,000,000	$0

In addition, ALPS is entitled to a minimum administration fee for Westcore Micro-Cap Opportunity Fund. The fee is charged directly to the Fund based on the Fund’s net assets in accordance with the schedule below.

Assets	Annual Fee
$0 - $9,999,999	$10,000
$10,000,000 - $19,999,999	$7,500
$20,000,000 - $29,999,999	$5,000
Over $30,000,000	$0

The Trust has agreed to reimburse Denver Investments for a portion of the payments it makes to certain third party intermediaries for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Trust is intended to not exceed the cost that would be incurred by the Trust if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the reimbursement amount, the Trust’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a semi-annual basis as follows (“Effective Rate”):

Trust Retail Class Transfer Agency Costs divided by the Retail Class Trust Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts to determine the reimbursement amount.

The Co-Administrators and the Advisor have contractually agreed to waive fees or reimburse expenses for each of the Funds until at least April 29, 2012 so that the Net Annual Fund Operating Expenses for the Retail Class shares of the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, West-core International Small-Cap, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds will not exceed 1.15%, 1.15%, 1.15%, 1.15%, 1.25%, 1.30%, 1.30%, 1.30%, 1.50%, 0.85%, 0.55%, and 0.65%, respectively. Without such fee waivers, for the year ended December 31, 2011, the Total Annualized Fund Operating Expenses of the Westcore Blue Chip, Westcore Mid-Cap Value, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Micro-Cap Opportunity, Westcore International Small-Cap, Westcore Flexible Income, Westcore Plus Bond, and Westcore Colorado Tax-Exempt Funds would be 1.30%, 1.29%, 1.52%, 1.42%, 8.07%,1.70%, 0.93%, 0.83% and 0.91% respectively.

Denver Investments as Advisor and Co-Administrator has contractually agreed to waive fees or reimburse expenses with respect to Institutional Class shares until at least April 29, 2012. Denver Investments will waive its investment advisory and/or administration fees and/or reimburse for all the ongoing class-specific expenses for the Institutional Class shares. Without such fee waivers, for the year ended December 31, 2011, the Total Annualized Operating Expenses for the Institutional Class shares of the Westcore Growth, Westcore Midco Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity, Westcore Small-Cap Value, Westcore Flexible Income and Westcore Plus Bond Funds would be 1.70%, 0.97%,1.17%, 2.37%, 1.29%, 3.04% and 0.69%, respectively.

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

ALPS has also agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Funds and to compute the net asset value and certain other financial information of the Funds. Under the Bookkeeping and Pricing Agreement, ALPS receives from the Trust a fee based on the assets of each Fund, subject to minimum fees on both the Retail and the Institutional Classes, and is reimbursed for out-of pocket expenses.

Certain officers of the Funds are also officers of Denver Investments. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Advisor, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Advisor’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Advisor. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the trustees to defer the receipt of all or a portion of trustees fees. Under the Deferral Plan, any compensation deferred results in an equal adjustment to the Investment for/Payable for Trustee Deferred Compensation Plan on the Statement of Assets and Liabilities, as though an equivalent amount had been invested in shares of one or more Westcore Funds selected by the trustee. The amount paid to the trustees under the Deferral Plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the Deferral Plan will not affect the net assets of the Fund.

6. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No.2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No.2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ Financial Statements.

7. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1)	Level 1 – Quoted & Unadjusted Prices in active markets for identical investments
2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
3)	Level 3 – Significant Unobservable Inputs (including the Fund's own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2011 in valuing the Funds’ assets:

Westcore Growth Fund
Investments in Securities	Level 1–Quoted and	Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$66,394,979	$–	$–	$66,394,979
Money Market Mutual Funds	1,609,224	–	–	1,609,224
Total	$68,004,203	$–	$–	$68,004,203

Westcore MIDCO Growth Fund
Investments in Securities	Level 1–Quoted and	Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$133,906,861	$–	$–	$133,906,861
Money Market Mutual Funds	79,976	–	–	79,976
Total	$133,986,837	$–	$–	$133,986,837

Westcore Select Fund
Investments in Securities	Level 1–Quoted and	Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$647,773,535	$–	$–	$647,773,535
Money Market Mutual Funds	29,200,834	–	–	29,200,834
Total	$676,974,369	$–	$–	$676,974,369

Westcore Blue Chip Fund
Investments in Securities	Level 1–Quoted and	Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$68,259,479	$–	$–	$68,259,479
Money Market Mutual Funds	908,301	–	–	908,301
Total	$69,167,780	$–	$–	$69,167,780

Westcore Mid-Cap Value Fund
Investments in Securities	Level 1–Quoted and	Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$41,422,533	$–	$–	$41,422,533
Money Market Mutual Funds	1,724,105	–	–	1,724,105
Total	$43,146,638	$–	$–	$43,146,638

Westcore Small-Cap Opportunity Fund
Investments in Securities	Level 1–Quoted and	Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$44,731,145	$–	$–	$44,731,145
Money Market Mutual Funds	2,200,851	–	–	2,200,851
Total	$46,931,996	$–	$–	$46,931,996

Westcore Small-Cap Value Fund
Investments in Securities	Level 1–Quoted and	Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$276,506,092	$–	$–	$276,506,092
Money Market Mutual Funds	15,638,534	–	–	15,638,534
Total	$292,144,626	$–	$–	$292,144,626

Westcore Micro-Cap Opportunity Fund
Investments in Securities	Level 1–Quoted and	Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$1,681,690	$–	$–	$1,681,690
Money Market Mutual Funds	53,265	–	–	53,265
Total	$1,734,955	$–	$–	$1,734,955

Westcore International Small-Cap Fund
Investments in Securities	Level 1–Quoted and	Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$128,339,464	$4,120,987	$–	$132,460,451
Money Market Mutual Funds	2,221,961	–	–	2,221,961
Total	$130,561,425	$4,120,987	$–	$134,682,412

Other Financial Instruments**
Assets:
Forward Foreign
Currency Contracts	$–	$240,846	$–	$240,846
Liabilities:
Forward Foreign
Currency Contracts	–	(609,234)	–	(609,234)
Total	$–	$(368,388)	$–	$(368,388)

Westcore Flexible Income Fund
Investments in Securities	Level 1–Quoted and	Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Exchange Traded Funds	$2,114,750	$–	$–	$2,114,750
Convertible Preferred Stocks	1,281,249	–	–	1,281,249
Nonconvertible Preferred Stocks	1,802,056	–	883,125	2,685,181
Corporate Bonds	–	74,835,205	2,236,817	77,072,022
Collateralized Debt Obligations
& Commercial Mortgage-Backed
Securities	–	1,775,538	126,077	1,901,615
Money Market Mutual Funds	3,789,226	–	–	3,789,226
Total	$8,987,281	$76,610,743	$3,246,019	$88,844,043

Westcore Plus Bond Fund
Investments in Securities	Level 1 – Quoted and	Level 2 – Other Significant	Level 3 – Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Nonconvertible Preferred Stocks	$2,073,473	$–	$2,296,125	$4,369,598
Corporate Bonds	–	804,834,782	18,332,924	823,167,706
Municipal Bonds	–	6,580,093	–	6,580,093
Asset-Backed Securities,
Collateralized Debt Obligations
Commercial Mortgage-Backed
Securities, Residential Mortgage-
Backed Securities, & Agency
Mortgage-Backed Securities	–	546,818,235	264,111	547,082,346
U.S. Government & Agency
Obligations	–	71,133	–	71,133
U.S. Treasury Bonds & Notes	184,578,240	–	–	184,578,240
Money Market Mutual Funds	15,223,188	–		15,223,188
Total	$201,874,901	$1,358,304,243	$20,893,160	$1,581,072,304

Westcore Colorado Tax-Exempt Fund
Investments in Securities	Level 1–Quoted and	Level 2–Other Significant	Level 3–Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Municipal Bonds	$–	$103,115,653	$–	$103,115,653
Money Market Mutual Funds	9,360,493	–	–	9,360,493
Total	$9,360,493	$103,115,653	$–	$112,476,146

*For detailed Industry descriptions, see the accompanying Statements of Investments.

**Other financial instruments are derivative instruments not reflected in the Statements of Investments.

There were no significant transfers between Levels 1 and 2 during the period except in Westcore International Small-Cap Fund. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

Westcore International Small-Cap Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff.

All securities of the Funds, except for Westcore Flexible Income and Plus Bond Funds, were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2011. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for these Funds.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Westcore Flexible Income Fund
								Net change in
								unrealized appreciation/
				Change in				(depreciation)
	Balance as of	Accrued		unrealized	Net	Transfer in	Balance as of	attributable to Level 3
	December 31,	discount/	Realized	appreciation/	purchases/	and/or (out) of	December 31,	investments still held at
Investments in Securities	2010	premium	gain/(loss)*	(depreciation)*	(sales)	Level 3	2011	December 31, 2011

Nonconvertible
Preferred Stocks	$978,000	$–	$–	$(94,875)	$–	$–	$883,125	$(94,875)
Corporate Bonds	2,494,881	14,856	18,410	70,574	(385,107)	23,203	2,236,817	49,927
Asset-Backed Securities,
Collateralized Debt
Obligations & Commercial
Mortgage-Backed Securities	1,424,997	80,310	(5,029,233)	4,760,760	(77,956)	(1,032,801)	126,077	6,428
Total	$4,897,878	$95,166	$(5,010,823)	$4,736,459	$(463,063)	$(1,009,598)	$3,246,019	$(38,520)

Westcore Plus Bond Fund
								Net change in
								unrealized appreciation/
				Change in				(depreciation)
	Balance as of	Accrued		unrealized	Net	Transfer in	Balance as of	attributable to level 3
	December 31,	Discount/	Realized	appreciation/	purchases/	and/or (out) of	December 31,	investments still held at
Investments in Securities	2010	Premium	gain/(loss)*	(depreciation)*	(sales)	Level 3	2011	December 31, 2011

Nonconvertible
Preferred Stocks	$2,542,800	$–	$–	$(246,675)	$–	$–	$2,296,125	$(246,675)
Corporate Bonds	18,925,218	15,885	92,144	99,889	(817,087)	16,875	18,332,924	112,041
Asset-Backed Securities,
Collateralized Debt
Obligations, Commercial
Mortgage-Backed Securities,
Residential Mortgage-
Backed Securities & Agency
Mortgage-Backed Securities	16,050,278	164,498	(4,998,138)	4,561,743	(22,255)	(15,492,015)	264,111	22,090
Total	$37,518,296	$180,383	$(4,905,994)	$4,414,957	$(839,342)	$(15,475,140)	$20,893,160	$(112,544)

* Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts in the statement of operations.

For fair value measurements using significant other observable inputs (Level 2), the Funds generally utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

In the event the independent pricing service is unable to provide an evaluated price for a security or Denver Investments believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. These fair value measurements typically utilize significant unobservable inputs (Level 3). In these instances, Denver Investments may seek to find an alternative independent source, such as a broker/ dealer to provide a price quote, typically by using evaluated pricing models similar to the models used by the independent pricing service described above. In addition, Denver Investments personnel may develop pricing estimates using similar techniques and modeling as described above.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

8. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Westcore International Small-Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the spot or forward foreign exchange rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve credit risk and market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The number of forward foreign currency contracts held at December 31, 2011 is representative of activity during the twelve months ended December 31, 2011.

The effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2011 is as follows:

		Asset Derivatives	Liability Derivatives
	Statement of Assets and
Risk Exposure	Liabilities Location	Unrealized Appreciation	Unrealized Depreciation
Westcore International Small-Cap Fund
Forward Foreign Currency Contracts	Net unrealized appreciation/(depreciation)
	on investments and translation of assets and
	liabilities denominated in foreign currencies	$240,846	$609,234
Total		$240,846	$609,234

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2011 is as follows:

Risk Exposure	Statement of Operations Location
Westcore International Small-Cap Fund
Forward Foreign Currency Contracts	Net realized loss on foreign currency
	transactions	$(126,510)

Forward Foreign Currency Contracts	Net change in unrealized depreciation of
	assets and liabilities denominated in foreign
	currencies	$(461,835)
Total		$(588,345)

Westcore Plus Bond Fund
Interest Rate Contracts (futures)	Net realized loss on futures	$(1,344)
	Net change in unrealized appreciation/
Interest Rate Contracts (futures)	(depreciation) of futures	–
Total		$(1,344)

9. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the year ended December 31, 2011 excluding long-term U.S. government securities and short-term investments were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Westcore Growth Fund	$111,955,858	$158,870,716
Westcore MIDCO Growth Fund	168,863,235	166,899,119
Westcore Select Fund	1,434,219,780	1,037,683,299
Westcore Blue Chip Fund	28,551,844	108,750,460
Westcore Mid-Cap Value Fund	13,929,821	18,178,822
Westcore Small-Cap Opportunity Fund	25,735,785	30,389,890
Westcore Small-Cap Value Fund	128,540,769	188,788,882
Westcore Micro-Cap Value Fund	1,703,743	1,474,375
Westcore International Small-Cap Fund	117,448,157	30,029,317
Westcore Flexible Income Fund	48,350,616	29,839,099
Westcore Plus Bond Fund	402,848,728	395,394,970
Westcore Colorado Tax-Exempt Fund	17,332,170	33,361,972

Purchases and sales of long-term U.S. government securities for the year ended December 31, 2011, were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Westcore Plus Bond Fund	$233,111,321	$284,841,326

10. REORGANIZATION

Westcore Blue Chip Fund Acquisition of Blue Chip Value Fund: On February 8, 2011, stockholders of the Blue Chip Value Fund (the “Acquired Fund”), formally approved a plan to reorganize whereby Westcore Blue Chip Fund (the “Acquiring Fund”) would acquire all the assets and assume all the liabilities of the Acquired Fund in a tax free reorganization (the “Merger”). As of the close of business on March 25, 2011, the assets and liabilities of the Acquired Fund were acquired and assumed by the Acquiring Fund in exchange for shares of the Acquiring Fund. Upon the closing of the acquisition, the Acquiring Fund issued 9,797,590 shares of the Retail Class, in exchange for net assets of the Acquired Fund valued at $113,157,517 based on the conversion ratio of .344210925. At the close of business on March 25, 2011 the combined net asset value of the Acquired Fund (which included unrealized appreciation of $9,654,066 and a capital loss carryforward of $4,734,122) and the Acquiring Fund was $148,271,317. The unused capital loss carryforward for potential future utilization is subject to certain tax limitations.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2011, are as follows:

Net Investment Income	$1,076,694
Net Realized and Unrealized Gain on Investments	3,218,124
Net Increase in Net Assets Resulting from Operations	$4,294,818

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed. As such, it is not practicable to present in the table above the separate amounts of Net Investment Income and Net Realized and Unrealized Gain on Investments of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since March 25, 2011.

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF WESTCORE TRUST:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Westcore Trust (the “Trust”), including the Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Value Fund, Westcore Small-Cap Opportunity Fund, Westcore Small-Cap Value Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund (formerly Westcore International Frontier Fund), Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund, as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Westcore Trust as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 27, 2012

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the year ended December 31, 2011.

During the year ended December 31, 2011, 99.60% of the dividend paid by the Westcore Colorado Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends. In addition, 38.50%, 98.05%, 100.00%, 100.00%, 0.64%, 0.17%, of the dividends paid by the Westcore Select Fund, the Westcore Blue Chip Fund, the Westcore Mid-Cap Value Fund, the Westcore Small-Cap Value Fund, the Westcore Flexible Income Fund and the Westcore Plus Bond Fund from net investment income, respectively, qualify for the corporate dividends received deduction.

Also during the fiscal year ended December 31, 2011, 38.50%, 100.00%, 100.00%, 100.00%, 100.00%, 0.64%, 0.17%, of the distributions of ordinary income by the Westcore Select Fund, the Westcore Blue Chip Fund, the Westcore Mid-Cap Value Fund, the Westcore Small-Cap Value Fund, the Westcore International Small-Cap Fund, the Westcore Flexible Income Fund and the Westcore Plus Bond Fund, respectively, met the requirements regarding qualified dividend income.

During the year ended December 31, 2011, the Westcore Funds paid the following distributions per share:

	Ordinary	Capital	Paid-In		Total
	Income Dividends	Gains Distributions	Capital		Distributions
Retail Class:
Westcore Growth Fund	$–	$–		$–	$–
Westcore MIDCO Growth Fund	–	0.379486		–	0.379486
Westcore Select Fund	0.108191	0.015950		–	0.124141
Westcore Blue Chip Fund	0.160350	0.045662		–	0.206012
Westcore Mid-Cap Value Fund	0.156026	–		–	0.156026
Westcore Small-Cap Opportunity Fund	–	0.469427		–	0.469427
Westcore Small-Cap Value Fund	0.112219	–		–	0.112219
Westcore Micro-Cap Opportunity Fund	–	–		–	–
Westcore International Small-Cap	0.243215	–		–	0.243215
Westcore Flexible Income Fund	0.514385	–		–	0.514385
Westcore Plus Bond Fund	0.437649	0.035143		–	0.472792
Westcore Colorado Tax-Exempt Fund	0.406001	–		–	0.406001

Institutional Class:
Westcore Growth Fund	$–	$–		$–	$–
Westcore MIDCO Growth Fund	–	0.379486		–	0.379486
Westcore Blue Chip Fund	0.185325	0.045662		–	0.230987
Westcore Small-Cap Opportunity Fund	–	0.469427		-	0.469427
Westcore Small-Cap Value Fund	0.132296	–		–	0.132296
Westcore Flexible Income Fund	0.568020	–		–	0.568020
Westcore Plus Bond Fund	0.539221	0.035143		–	0.574364

  APPROVAL OF AGREEMENTS
  The Independent Trustees requested and received information from Denver Investments in advance of the Board meeting held on October 19, 2011 and requested and received additional information in advance of the Board meetings held on November 15-16, 2011. The information included, among other things:
  Overview of Denver Investments’ Business - including organizational charts, summaries of personnel changes, the Form ADV of Denver Investments, financial data about Denver Investments (including a balance sheet and a profitability analysis calculated at the fund level), a list of Denver Investments service providers, discussions about the various agreements between Denver Investments and the Funds, and discussions about the arrangements, if any, between Denver Investments and various fund intermediaries;
  Overview of Portfolio Managers, Compensation Methodology, and Mitigation of Conflicts – including summaries about the portfolio team members and the roles played by such members, the compensation methodologies for such team members, and the potential conflicts and related mitigation strategies with respect to side-by-side management of various institutional and other portfolios;
  Compensation of Denver Investments By the Funds – including certain expense reports prepared by an independent third party comparing and other reports prepared by Denver Investments comparing the Westcore Funds to other funds in the same peer group, and information prepared by Denver Investments regarding the compensation arrangements for other accounts managed by Denver Investments;
  Performance of the Funds - including certain performance reports prepared by an independent third party comparing and other reports prepared by Denver Investments comparing the Westcore Funds to other funds in the same peer group;
  Other – including compliance information, brokerage-related data, marketing information, shareholder composition of the Funds, and information about anticipated economies of scale as the Funds grow and information about any other “fall-out” benefits that might accrue to Denver Investments as result of the relationship with the Westcore Funds.
  The Trustees were assisted by independent legal counsel throughout the process.
  Based on analysis of the information presented to the Trustees, the Trustees had concluded that:
  Nature, Extent, and Quality of Services - The nature, extent and quality of services performed by Denver Investments are beneficial to the Westcore Funds’ shareholders, and Denver Investments continues to have the institutional capabilities to continue to deliver those services.
  Performance - The relative performance of the Westcore Funds was generally fair to good to excellent although several of the Funds continued to significantly lag their peers or their benchmark for certain periods. The Board discussed with Denver Investments the reasons behind such results, including the steps being undertaken by Denver Investments to seek to improve such performance, and was hopeful about the possibility of improved performance in the future with respect to each Fund.
  Management Fees and Other Compensation - The management fees and other compensation paid by each Fund to Denver Investments are reasonable in relation to the nature, extent and quality of services provided, the fees and expenses of each Fund’s peer group and the fees charged to other clients of Denver Investments, to the extent comparable to the Funds, taking into account the differing needs and characteristics of such other clients.
  Expense Ratio - The overall expense ratio for each Fund is reasonable, taking into account various factors such as Fund size, quality of service, performance and contractual expense limitations (where applicable).
  Profitability to Denver Investments - Based on financial analyses provided by Denver Investments, Denver Investments was earning a profit on the Funds as a whole that was not unreasonable, although the profitability varied significantly by Fund and by class.
  Economies of Scale - Under the current annual fund operating expenses, as adjusted because of the contractual expense limitations (where applicable), the Funds are equitably protected from operating expenses that would otherwise potentially be incurred in light of the lack of economies of scale with respect to most of the Funds at this time.
  Other Benefits - The use of “soft” dollars is consistent with regulatory requirements and likely to benefit the Funds, and the other aspects of Denver Investments’ investment advisory operations may benefit indirectly from the publicity relating to, and performance of, the Funds.
  Based on these conclusions, without any single conclusion being dispositive, the Board determined to renew the Amended and Restated Investment Advisory Agreement for another year.

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Westcore Trustees and Officers:

Jack D. Henderson, Chairman
Mary K. Anstine, Trustee
John A. DeTore, Trustee
Rick A. Pederson, Trustee
Douglas M. Sparks, Trustee
James A. Smith, Trustee
Janice M. Teague, Trustee
Todger Anderson, President
Jasper R. Frontz, Treasurer & Chief Compliance Officer
Patrick D. Buchanan, Asst. Treasurer
Paul F. Leone, Secretary

Westcore Funds
Denver Investments

FOR MORE INFORMATION ABOUT WESTCORE FUNDS, PLEASE CONTACT:

Westcore Funds | 1290 Broadway, Suite 1100 | Denver, Colorado 80203
Individual Investors: 800.392.CORE | Financial Advisors: 800.734.WEST | www.westcore.com

A description of the policies and procedures that Westcore Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800.392.CORE; (ii) on the Westcore Funds website, www.westcore.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Westcore Funds are distributed by ALPS Distributors, Inc.

WC123

Item 2.  Code of Ethics.

(a)  The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the registrant or a third party.

(b)  Not applicable.

(c)  During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)  During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)  Not applicable.

(f)  A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee. The Board of Trustees has designated Douglas M. Sparks as the registrant’s “audit committee financial expert.” Mr. Sparks is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)  Audit Fees:  For the registrant’s fiscal years ended December 31, 2011 and December 31, 2010, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $174,500 and $164,500, respectively.

(b)  Audit-Related Fees:  For the registrant’s fiscal years ended December 31, 2011 and December 31, 2010, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)  Tax Fees:  For the registrant’s fiscal years ended December 31, 2011 and December 31, 2010, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $39,660 and $41,800, respectively. The fiscal year tax fees were for review of each fund’s federal and excise tax returns and year-end distributions.

(d)  All Other Fees:  For the registrant’s fiscal years ended December 31, 2011 and December 31, 2010, no fees were billed by the principal accountant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The registrant’s Audit Committee has not adopted pre-approval policies and procedures for specific services, although the Audit Committee chairman may pre-approve audit and non-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at the next meeting. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before engaging the accountant to render such service.

(e)(2) No services described in paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate non-audit fees of $39,660 and $41,800 were billed by the registrant's principal accountant for services rendered to the registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of fiscal year ended December 31, 2011 and December 31, 2010, respectively.  All such services were rendered to the registrant.

(h) Not applicable.

Item 5.     Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)       Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)       Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.  Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b)  There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  The registrant’s code of ethics as described in Item 2 hereof is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

 (b)     The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTCORE TRUST

By:	/s/ Todger Anderson
Todger Anderson
President/Principal Executive Officer

Date:	March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Todger Anderson
Todger Anderson
President/Principal Executive Officer

Date:	March 9, 2012

By:	/s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer/Principal Financial Officer

Date:	March 9, 2012